Calvert Balanced Fund (formerly Calvert Balanced Portfolio)

Class A Shares - CSIFX Class C Shares - CSGCX Class I Shares - CBAIX

Calvert Emerging Markets Equity Fund

Class A Shares - CVMAX Class C Shares - CVMCX Class I Shares - CVMIX

Calvert Equity Fund (formerly Calvert Equity Portfolio)

Class A Shares - CSIEX Class C Shares - CSECX Class I Shares - CEYIX

Class R6 Shares - CEYRX

Calvert International Equity Fund

Class A Shares - CWVGX Class C Shares - CWVCX Class I Shares - CWVIX

Calvert International Opportunities Fund

Class A Shares - CIOAX Class C Shares - COICX Class I Shares - COIIX

Calvert Mid-Cap Fund (formerly Calvert Capital Accumulation Fund)

Class A Shares - CCAFX Class C Shares - CCACX Class I Shares - CCPIX

Calvert Small-Cap Fund

Class A Shares - CCVAX Class C Shares - CSCCX Class I Shares – CSVIX

Calvert Conservative Allocation Fund

Class A Shares - CCLAX Class C Shares - CALCX Class I Shares – CFAIX

Calvert Moderate Allocation Fund

Class A Shares - CMAAX Class C Shares - CMACX Class I Shares – CLAIX

Calvert Aggressive Allocation Fund

Class A Shares - CAAAX Class C Shares - CAACX Class I Shares – CAGIX

Prospectus Dated
February 1, 2017
as revised December 11, 2017

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Fund Summaries	4
Calvert Balanced Fund	4
Calvert Equity Fund	9
Calvert Mid-Cap Fund	13
Calvert International Equity Fund	17
Calvert International Opportunities Fund	22
Calvert Small-Cap Fund	27
Calvert Emerging Markets Equity Fund	31
Calvert Asset Allocation Funds	36
Calvert Conservative Allocation Fund	36
Calvert Moderate Allocation Fund	41
Calvert Aggressive Allocation Fund	46
More Information on Investment Objective, Investment Strategies and Risks	51
Fund of Funds Structure	56
Portfolio Holdings	57
About Responsible Investing	57
Management of Fund Investments	60
About Calvert Research and Management	60
Portfolio Managers	60
Advisory Fees	61
Consulting Fees	62
Administrative Fees	62
Sub-Transfer Agency and Related Services	62
Valuing Shares	63
Purchasing Shares	63
Sales Charges	67
Redeeming Shares	69
Shareholder Account Features	70
Additional Tax Information	72
Description of Underlying Funds	73
Glossary of Certain Investment Risks	77
Financial Highlights	79
Calvert Balanced Fund	79
Calvert Equity Fund	82
Calvert Mid-Cap Fund	85
Calvert International Equity Fund	88
Calvert International Opportunities Fund	91
Calvert Small-Cap Fund	94
Calvert Emerging Markets Equity Fund	97
Calvert Equity and Allocation Funds	2	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Conservative Allocation Fund	100
Calvert Moderate Allocation Fund	103
Calvert Aggressive Allocation Fund	106
Appendix A - The Calvert Principles for Responsible Investment	109
Appendix B - Financial Intermediary Sales Charge Variations	111
Calvert Equity and Allocation Funds	3	Prospectus dated February 1, 2017 as revised December 11, 2017

Fund Summaries

Calvert Balanced Fund

Investment Objective

The Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 36 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.24%	1.00%	None
Other expenses	0.23%	0.29%	0.23%
Total annual fund operating expenses	0.99%	1.81%	0.75%
Less fee waiver and/or expense reimbursement(4)	(0.05)%	(0.12)%	(0.13)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.94%	1.69%	0.62%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.94% for Class A shares, 1.69% for Class C shares and 0.62% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$566	$771	$991	$1,626	$566	$771	$991	$1,626
Class C shares	$272	$558	$969	$2,117	$172	$558	$969	$2,117
Class I shares	$63	$227	$404	$918	$63	$227	$404	$918

Calvert Equity and Allocation Funds	4	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 146% of its portfolio’s average value.

Principal Investment Strategies

The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities (“ABS”). The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in unrated debt securities and in publicly-traded real estate investment trusts (“REITs”).

An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Adviser to be of comparable credit quality.

The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Adviser monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events. The equity portion of the Fund is primarily a large cap U.S. portfolio, although the Fund may also invest in foreign stocks and small- and mid-cap stocks. Stocks are selected primarily on the basis of fundamental research, utilizing the information provided by, and the expertise of, the Adviser’s research staff and consideration of the responsible investing criteria described below. The portfolio managers may sell a security when they believe it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options.

Investment decisions for the fixed-income portion of the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investing criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. The portfolio managers may also use rotation strategies in their management of fixed-income portion of the Fund. The Fund manages duration and any hedging of interest rate risk in the fixed-income portion of the Fund through the purchase and sale of U.S. Treasury securities and related futures contracts.

Incidental to its main investment strategy, the Fund may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. There is a risk that the Adviser may allocate assets to an asset class that underperforms other asset classes.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Calvert Equity and Allocation Funds	5	Prospectus dated February 1, 2017 as revised December 11, 2017

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Real Estate Risks. Real estate investments, such as REITs, are subject to special risks, including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. REITs are subject to the special risks associated with investing in the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, fixed income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Securities Risk (Government-Sponsored Enterprises). Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Adviser. When the Fund purchases unrated securities, it will depend on the Adviser’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization.

Calvert Equity and Allocation Funds	6	Prospectus dated February 1, 2017 as revised December 11, 2017

Active Trading Strategy Risk. The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index and a composite benchmark. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 11.47% for the quarter ended September 30, 2009 and the lowest quarterly return was -18.24% for the quarter ended December 31, 2008.

Calvert Equity and Allocation Funds	7	Prospectus dated February 1, 2017 as revised December 11, 2017

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.63%	7.30%	4.00%
Class A Return After Taxes on Distributions	1.92%	5.64%	2.90%
Class A Return After Taxes on Distributions and Sale of Class A Shares	1.96%	5.45%	2.95%
Class C Return Before Taxes	5.87%	7.47%	3.63%
Class I Return Before Taxes	8.16%	8.84%	5.01%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	12.05%	14.67%	7.08%
Balanced Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	8.37%	9.71%	6.30%

* The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Index. Prior to 11/1/2015, the fixed income component was the Bloomberg Barclays U.S. Credit Index.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since November 2015.

Jade Huang, Vice President of CRM, has managed the Fund since November 2015.

Charles B. Gaffney, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Equity and Allocation Funds	8	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Equity Fund

Investment Objective

The Fund seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 36 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class R6
Management fees(3)	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses(4)	0.22%	0.24%	0.10%	0.10%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.11%	1.88%	0.74%	0.74%
Less fee waiver and/or expense reimbursement(5)	(0.02)%	(0.04)%	(0.02)%	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.09%	1.84%	0.72%	0.72%
(1)	Purchases of Class A shares at net asset value for accounts of $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Estimated for Class R6.
(5)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.07% for Class A shares, 1.82% for Class C shares, 0.70% for Class I shares and 0.70% for Class R6 shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 ($1,000,000 in the case of Class I and Class R6 shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same; and
•	any expense limitation is in effect for the period indicated in the fee table above.
Calvert Equity and Allocation Funds	9	Prospectus dated February 1, 2017 as revised December 11, 2017

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$581	$809	$1,056	$1,761	$581	$809	$1,056	$1,761
Class C shares	$287	$587	$1,012	$2,198	$187	$587	$1,012	$2,198
Class I shares	$7,354	$23,452	$40,951	$91,652	$7,354	$23,452	$40,951	$91,652
Class R6 shares	$7,354	$23,452	$40,951	$91,652	$7,354	$23,452	$40,951	$91,652

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund invests primarily in common stocks of U.S. large-cap companies. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000® Index at the time of investment. As of December 31, 2016, the market capitalization of the Russell 1000® Index companies ranged from $643 million to $618 billion with a weighted average level of $135.5 billion. The Fund may invest in publicly-traded real estate investment trusts (“REITs”).

The Fund may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks.

The Sub-Adviser looks for established companies with a history of steady earnings growth. The Sub-Adviser selects companies based on its opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations.

Responsible Investing. In selecting Fund investments, the portfolio managers utilize information provided by CRM’s research staff. CRM’s research is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Calvert Equity and Allocation Funds	10	Prospectus dated February 1, 2017 as revised December 11, 2017

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Real Estate Risks. Real estate investments, such as REITs, are subject to special risks, including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. REITs are subject to the special risks associated with investing in the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 17.97% for the quarter ended June 30, 2009 and the lowest quarterly return was -24.39% for the quarter ended December 31, 2008.

Calvert Equity and Allocation Funds	11	Prospectus dated February 1, 2017 as revised December 11, 2017

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	-2.55%	11.06%	6.24%
Class A Return After Taxes on Distributions	-4.88%	8.73%	4.82%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.52%	8.75%	4.96%
Class C Return Before Taxes	0.63%	11.32%	5.95%
Class I Return Before Taxes	2.70%	12.69%	7.31%
Class R6 Return Before Taxes	2.70%	12.69%	7.31%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	14.48%	8.33%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class R6 prior to October 3, 2017 (the Class R6 share’s inception date) reflect the performance of Class I without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Investment Sub-Adviser. Atlanta Capital Management Company, LLC (“Atlanta Capital” or the “Sub-Adviser”).

Portfolio Managers

Joseph B. Hudepohl, CFA, Managing Director and Principal of Atlanta Capital, has managed the Fund since June 2015.

Lance V. Garrison, CFA, Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Jeffrey A. Miller, CFA, Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Robert R. Walton, Jr., CFA, Vice President and Principal of Atlanta Capital, has managed the Fund since June 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity and Allocation Funds	12	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Mid-Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.30%	0.34%	0.10%
Total annual fund operating expenses	1.32%	2.11%	0.87%
Less fee waiver and/or expense reimbursement(4)	(0.11)%	(0.15)%	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.21%	1.96%	0.85%
(1)	Purchases of Class A shares at net asset value for accounts of $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.21% for Class A shares, 1.96% for Class C shares and 0.86% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same; and
•	any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$592	$863	$1,154	$1,981	$592	$863	$1,154	$1,981
Class C shares	$299	$646	$1,120	$2,430	$199	$646	$1,120	$2,430
Class I shares	$8,676	$27,555	$48,024	$107,071	$8,676	$27,555	$48,024	$107,071

Calvert Equity and Allocation Funds	13	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 199% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Index at the time of investment. As of December 31, 2016, the market capitalization of the Russell® Midcap Index ranged from $643 million to $57.6 billion with a weighted average level of $13.3 billion. Although primarily investing in mid-cap U.S. companies, the Fund may also invest in small-cap companies. The Fund may invest in publicly-traded real estate investment trusts (“REITs”).

The Fund may also invest up to 25% of its net assets in foreign securities.

The Adviser selects securities primarily on the basis of fundamental research and consideration of the responsible investing criteria described below. The portfolio managers utilize the information provided by, and the expertise of, the Adviser’s research staff in making investment decisions. In selecting securities, the portfolio managers seek companies that have sustainable earnings and cash flow, a strong and durable financial profile, secular and cyclical growth prospects, and the ability to maintain a competitive position within its industry. In addition, the portfolio managers employ a portfolio construction process that seeks to manage investment risk. This process includes the use of portfolio optimization tools (quantitative tools that help track the portfolio’s fundamental characteristics such as its volatility, valuation and growth rate relative to the benchmark) and risk management techniques to assist in portfolio construction and monitoring and maintaining issuer and industry diversification among portfolio holdings. The portfolio managers may sell a security when they believe it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Calvert Equity and Allocation Funds	14	Prospectus dated February 1, 2017 as revised December 11, 2017

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Real Estate Risks. Real estate investments, such as REITs, are subject to special risks, including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. REITs are subject to the special risks associated with investing in the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with two broad-based market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 16.97% for the quarter ended December 31, 2010 and the lowest quarterly return was -25.22% for the quarter ended December 31, 2008.

Calvert Equity and Allocation Funds	15	Prospectus dated February 1, 2017 as revised December 11, 2017

Average Annual Total Returns December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	1.32%	9.35%	6.47%
Class A Return After Taxes on Distributions	1.20%	7.39%	5.38%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.85%	7.21%	5.13%
Class C Return Before Taxes	4.59%	9.57%	6.15%
Class I Return Before Taxes	6.83%	11.05%	7.75%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	13.80%	14.70%	7.85%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	7.33%	13.49%	7.83%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Fund’s primary benchmark has been changed to the Russell Midcap® Index because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since June 2016.

Jade Huang, Vice President of CRM, has managed the Fund since June 2016.

Charles B. Gaffney, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity and Allocation Funds	16	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Equity Fund

Investment Objective

The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.86%	0.86%	0.86%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.43%	0.61%	0.17%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.55%	2.48%	1.04%
Less fee waiver and/or expense reimbursement(4)	(0.22)%	(0.40)%	(0.08)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.33%	2.08%	0.96%

(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Calvert Research and Management (“CRM”) and Eaton Vance Advisers International Ltd. (“EVAIL”) have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.32% for Class A shares, 2.07% for Class C shares and 0.95% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM and/or EVAIL during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$604	$921	$1,260	$2,215	$604	$921	$1,260	$2,215
Class C shares	$311	$734	$1,285	$2,786	$211	$734	$1,285	$2,786
Class I shares	$98	$323	$566	$1,264	$98	$323	$566	$1,264

Calvert Equity and Allocation Funds	17	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of foreign companies (common and preferred stock and the depositary receipts on such stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. Using a core investment approach, the Fund invests primarily in common and preferred stocks of non-U.S. large-cap companies. The Fund defines non-U.S. large-cap companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index at the time of investment. As of December 31, 2016, the market capitalization of the MSCI EAFE companies ranged from $1,082 million to $223.7 billion with a weighted average level of $44.6 billion.

The Fund generally holds stocks of companies from the constituent countries of the MSCI EAFE Index, but may invest in other countries, including emerging markets stocks. The Fund will invest in at least three different countries. The portfolio managers select securities for the Fund primarily on the basis of fundamental research, including consideration of the responsible investing criteria described below. The portfolio managers seek companies which it believes have strong business franchises but whose value is not yet fully reflected in their share prices. Such companies may include companies with a high return on invested capital, companies with a sustainable competitive advantage and/or companies with shareholder-friendly management teams. In selecting securities to implement the Fund’s core investment approach, the portfolio managers seek companies that, in its opinion, are high in quality or improving in quality. The Fund’s focus on valuation and quality companies may help dampen performance volatility in down markets. Securities may be sold if, in the opinion of the portfolio managers, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities.

The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.

The Fund invests no more than 20% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”) and in exchange-traded funds (“ETFs”). The Fund may also invest in publicly-traded real estate investment trusts (“REITs”).

Responsible Investing. In selecting Fund investments, the portfolio managers utilize information provided by CRM’s research staff. CRM’s research is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Calvert Equity and Allocation Funds	18	Prospectus dated February 1, 2017 as revised December 11, 2017

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Real Estate Risks. Real estate investments, such as REITs, are subject to special risks, including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. REITs are subject to the special risks associated with investing in the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Calvert Equity and Allocation Funds	19	Prospectus dated February 1, 2017 as revised December 11, 2017

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 23.55% for the quarter ended September 30, 2009 and the lowest quarterly return was -24.02% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	-8.39%	4.03%	-2.97%
Class A Return After Taxes on Distributions	-8.75%	3.92%	-3.21%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-4.05%	3.30%	-1.96%
Class C Return Before Taxes	-5.59%	4.16%	-3.34%
Class I Return Before Taxes	-3.50%	5.67%	-1.85%
MSCI EAFE Index (reflects net dividends, which reflect the deduction of withholding taxes)	1.00%	6.53%	0.75%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. (Source for MSCI EAFE Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL” or the “Sub-Adviser”).

Portfolio Managers

Christopher Dyer, Vice President of EVAIL, has managed the Fund since December 31, 2016.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since November 2015.

Ian Kirwan, Vice President of EVAIL, has managed the Fund since December 31, 2016.

Jade Huang, Vice President of CMR, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Calvert Equity and Allocation Funds	20	Prospectus dated February 1, 2017 as revised December 11, 2017

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity and Allocation Funds	21	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.31%	0.74%	0.29%
Total annual fund operating expenses	1.43%	2.61%	1.16%
Less fee waiver and/or expense reimbursement(4)	0.00%	(0.35)%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.43%	2.26%	1.16%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Calvert Research and Management (“CRM”) and Eaton Vance Advisers International Ltd. (“EVAIL”) have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.43% for Class A shares, 2.26% for Class C shares and 1.16% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM and/or EVAIL during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$614	$906	$1,219	$2,107	$614	$906	$1,219	$2,107
Class C shares	$329	$778	$1,354	$2,918	$229	$778	$1,354	$2,918
Class I shares	$118	$368	$638	$1,409	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of its portfolio’s average value.

Calvert Equity and Allocation Funds	22	Prospectus dated February 1, 2017 as revised December 11, 2017

Principal Investment Strategies

The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies, which the Fund defines as companies whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Small-Mid (“SMID”) Index at the time of investment. As of December 31, 2016, the market capitalization of the MSCI EAFE SMID companies ranged from $65 million to $21.0 billion with a weighted average level of $4.4 billion. Such non-U.S. investments may include American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”). The Fund may also invest in publicly-traded real estate investment trusts (“REITs”).

The Fund invests no more than 20% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.

The Fund primarily holds stocks of companies in developed countries but as an internationally diverse fund, it may invest in any geographic region of the world (at least three different countries). In managing the Fund, the portfolio managers seek to exploit inefficiencies in the small- and mid-cap market through fundamental bottom-up research, including consideration of the responsible investing criteria described below. The portfolio managers employ a disciplined valuation framework in pursuit of attractive risk adjusted returns. The portfolio managers seek companies which may be best positioned to benefit from structural growth. The portfolio managers look for companies that, in their opinion, are high in quality or improving in quality. Such companies typically are well positioned in an industry or niche benefiting from structural change, or companies with differentiated products or services that possess defendable barriers to entry, competitive advantages, and scalable businesses. Characteristics of such companies may also include attractive earnings growth, profit margins and returns on capital which, if invested well, can lead to attractive compound rates of return through an economic cycle. The portfolio managers may also seek companies characterized as an improver or a rebounder. Such companies are typically characterized by either (i) a catalyst or identifiable positive agent of change, which are not fully reflected in the company’s share price; or (ii) a company whose price was negatively impacted by an overreaction to near-term news or the short-term focus of analysts and momentum investors. The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the portfolio managers, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies.

The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.

Responsible Investing. In selecting Fund investments, the portfolio managers utilize information provided by CRM’s research staff. CRM’s research is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Calvert Equity and Allocation Funds	23	Prospectus dated February 1, 2017 as revised December 11, 2017

Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.

Real Estate Risks. Real estate investments, such as REITs, are subject to special risks, including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. REITs are subject to the special risks associated with investing in the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Calvert Equity and Allocation Funds	24	Prospectus dated February 1, 2017 as revised December 11, 2017

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

During the period from December 31, 2007 to December 31, 2016, the highest quarterly total return for Class A was 24.05% for the quarter ended June 30, 2009 and the lowest quarterly return was -24.15% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-4.14%	8.20%	0.76%
Class A Return After Taxes on Distributions	-4.22%	7.63%	0.48%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-1.98%	6.63%	0.68%
Class C Return Before Taxes	-1.28%	8.30%	0.44%
Class I Return Before Taxes	0.95%	9.73%	1.72%
MSCI EAFE SMID Index (reflects net dividends, which reflect the deduction of withholding taxes)	1.32%	9.45%	0.98%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class C shares prior to July 31, 2007 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. (Source for MSCI EAFE Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL” or the “Sub-Adviser”).

Portfolio Managers

Aidan M. Farrell, Vice President of EVAIL, has managed the Fund since December 31, 2016.

Christopher Madden, Vice President of CRM, has managed the Fund since December 31, 2016.

Jade Huang, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Calvert Equity and Allocation Funds	25	Prospectus dated February 1, 2017 as revised December 11, 2017

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity and Allocation Funds	26	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Small-Cap Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 39 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.31%	0.45%	0.13%
Total annual fund operating expenses	1.36%	2.25%	0.93%
Less fee waiver and/or expense reimbursement(4)	(0.07)%	(0.21)%	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.29%	2.04%	0.91%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.29% for Class A shares, 2.04% for Class C shares and 0.92% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$600	$879	$1,178	$2,027	$600	$879	$1,178	$2,027
Class C shares	$307	$683	$1,186	$2,569	$207	$683	$1,186	$2,569
Class I shares	$93	$294	$513	$1,141	$93	$294	$513	$1,141

Calvert Equity and Allocation Funds	27	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 150% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines small companies as those whose market capitalization falls within the range of the Russell 2000 Index at the time of investment. As of December 31, 2016, the market capitalization of the Russell 2000® Index companies ranged from $9 million to $10.5 billion with a weighted average level of $2.1 billion.

The Fund may also invest up to 25% of its net assets in foreign securities and in publicly-traded real estate investment trusts.

The Fund offers opportunities for long-term capital appreciation through a mix of smaller company stocks that meet the Fund’s investment criteria. The Adviser selects securities primarily on the basis of fundamental research, including consideration of the responsible investing criteria described below. In selecting companies for investment, the Adviser may also consider overall growth prospects, financial strength, strength of the company’s business franchises and management team, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources and other factors. The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, by managing the Fund’s risk profile relative to its benchmark, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The portfolio managers may sell a security when the Adviser’s price objective for the stock is reached, the fundamentals of the company change, or to pursue more attractive investment options.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Real Estate Risks. Real estate investments, such as REITs, are subject to special risks, including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. REITs are subject to the special risks associated with investing in the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Calvert Equity and Allocation Funds	28	Prospectus dated February 1, 2017 as revised December 11, 2017

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 16.70% for the quarter ended June 30, 2009 and the lowest quarterly return was -23.11% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	14.29%	14.45%	6.00%
Class A Return After Taxes on Distributions	13.92%	12.52%	5.10%
Class A Return After taxes on Distributions and Sale of Class A Shares	8.39%	11.32%	4.68%
Class C Return Before Taxes	18.09%	14.65%	5.59%
Class I Return Before Taxes	20.54%	16.25%	7.25%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.44%	7.06%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Calvert Equity and Allocation Funds	29	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Michael D. McLean, Vice President of CRM, has managed the Fund since December 31, 2016.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since November 2015.

J. Griffith Noble, Vice President of CRM, has managed the Fund since December 31, 2016.

Jade Huang, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity and Allocation Funds	30	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.56%	2.31%	0.35%
Total annual fund operating expenses	1.81%	4.31%	1.35%
Less fee waiver and/or expense reimbursement(4)	(0.54)%	(2.29)%	(0.43)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.27%	2.02%	0.92%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.27% for Class A shares, 2.02% for Class C shares and 0.92% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. For Class I, CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same; and
•	any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$598	$967	$1,360	$2,458	$598	$967	$1,360	$2,458
Class C shares	$305	$1,099	$2,005	$4,326	$205	$1,099	$2,005	$4,326
Class I shares	$9,388	$38,524	$69,827	$158,644	$9,388	$38,524	$69,827	$158,644

Calvert Equity and Allocation Funds	31	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund is sub-advised by Hermes Investment Management Limited (the “Sub-Adviser”).

Equity securities held by the Fund will primarily include common stock, preferred stock, depositary receipts, options on securities, and equity-equivalent securities, such as participation notes (“P-notes”). Derivatives, such as futures, options on futures, and swaps, may also be held by the Fund incidental to its main investment strategy.

The Sub-Adviser considers emerging market countries to be those included in the Fund’s benchmark index, the MSCI Emerging Markets Index; countries determined by the World Bank to have a low to middle income economy; and other countries or markets with similar emerging market characteristics as determined by the Sub-Adviser. A company is considered to be located in an emerging market country if it has a class of securities whose principal securities market is in an emerging market country; is organized under the laws of, or has a principal office in, an emerging market country; derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in one or more emerging market countries; or maintains 50% or more of its assets in one or more emerging market countries.

The Fund may invest in companies of any market capitalization size but seeks to have market capitalization size characteristics similar to that of the MSCI Emerging Markets Index. As of December 31, 2016, the market capitalization of the MSCI Emerging Markets Index companies ranged from $362 million to $148.0 billion with a weighted average level of $29.6 billion. The Fund is expected to invest its assets among companies located in emerging markets throughout the world. The Fund may also invest in securities denominated in foreign currencies and may acquire foreign currency or enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.

Companies located in emerging market countries may include American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

The Sub-Adviser seeks to identify quality companies trading at attractive valuations that are located in emerging market countries that are believed by the Sub-Adviser to have conditions that are supportive of economic growth. To this end, the Sub-Adviser combines a top-down approach to country and sector analysis with a bottom-up approach to fundamental company research, including consideration of the Fund’s responsible investing criteria described below. The country analysis includes an assessment of the risks and opportunities for each emerging market country through in-depth quantitative and qualitative analysis. The sector analysis includes a valuation assessment through qualitative analysis. The fundamental company research also utilizes a number of qualitative and quantitative methods. Portfolio construction is determined by the Sub-Adviser based on its level of conviction in the country and company with input from proprietary risk models.

The Fund may sell a security when its fundamentals deteriorate, the target price is reached, other securities are identified to displace a current holding or it does not meet the Fund’s sustainability and corporate responsibility criteria.

Responsible Investing. The Fund has established sustainable and socially responsible investment criteria to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, and (iii) rights and governance. Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is considered to be in the economic interest of the Fund and its shareholders.

Principal Risks

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall. Risks associated with investing in stocks are more significant in a fund that invests in a limited number of securities.

Calvert Equity and Allocation Funds	32	Prospectus dated February 1, 2017 as revised December 11, 2017

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

P-Note Risk. To the extent the Fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the

Calvert Equity and Allocation Funds	33	Prospectus dated February 1, 2017 as revised December 11, 2017 market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s or Sub-Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser and Sub-Adviser are dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser or Sub-Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s and Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

During the period from December 31, 2012 to December 31, 2016, the highest quarterly total return for Class A was 9.48% for the quarter ended September 30, 2016 and the lowest quarterly return was -15.90% for the quarter ended September 30, 2015.

Average Annual Total Returns as of December 31, 2016	One Year	Life of Fund
Class A Return Before Taxes	1.48%	1.75%
Class A Return After Taxes on Distributions	1.47%	0.96%
Class A Return After Taxes on Distributions and Sale of Class A Shares	1.07%	1.20%
Class C Return Before Taxes	4.72%	2.02%
Class I Return Before Taxes	6.83%	3.31%
MSCI Emerging Markets Index (reflects net dividends, which reflect the deduction of withholding taxes)	11.19%	-0.92%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Class A, Class C and Class I commenced operations on October 29, 2012. (Source for MSCI Emerging Markets Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Calvert Equity and Allocation Funds	34	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Investment Sub-Adviser. Hermes Investment Management Limited (“Hermes” or the “Sub-Adviser”).

Portfolio Managers

Gary Greenberg, CFA, Lead Portfolio Manager, Hermes, has managed the Fund since October 2012.

Elena Tedesco, CFA, Co-Portfolio Manager, Hermes, has managed the Fund since October 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity and Allocation Funds	35	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Conservative Allocation Fund

Investment Objective

The Fund seeks current income and capital appreciation, consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 34 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	None	None	None
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses(3)	0.24%	0.28%	0.80%
Acquired fund fees and expenses	0.56%	0.56%	0.56%
Total annual fund operating expenses	1.05%	1.84%	1.36%
Less fee waiver and/or expense reimbursement(4)	(0.05)%	(0.09)%	(0.71)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.75%	0.65%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees and Other expenses are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that direct annual ordinary expenses exceed 0.44% for Class A shares, 1.19% for Class C shares and 0.09% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to direct annual ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same;
•	any expense limitation is in effect for the period indicated in the fee table above; and
•	the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$572	$788	$1,022	$1,692	$572	$788	$1,022	$1,692
Class C shares	$278	$570	$987	$2,151	$178	$570	$987	$2,151
Class I shares	$6,641	$36,067	$67,674	$157,325	$6,641	$36,067	$67,674	$157,325
Calvert Equity and Allocation Funds	36	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of its portfolio’s average value.

Principal Investment Strategies

The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in underlying Calvert fixed-income and equity funds that meet its investment criteria, including the responsible investing criteria described below. The Fund may also invest in cash and short-term money market instruments. The Fund will invest in accordance with a target asset allocation determined by the Adviser. The Fund’s asset allocation strategy incorporates both historical and forward-looking risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest in shares of underlying Calvert funds and may also invest in cash and short-term money market instruments. The Fund typically invests as follows:

45% to 75% of Fund’s net assets	In funds that invest primarily in fixed-income securities (Calvert Bond Fund, Calvert Floating-Rate Advantage Fund, Calvert Green Bond Fund, Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Duration Income Fund, Calvert High Yield Bond Fund and Calvert Absolute Return Bond Fund)
15% to 45% of Fund’s net assets	In funds that invest primarily in equity securities (Calvert Equity Fund, Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund, Calvert Mid-Cap Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund and Calvert Small-Cap Fund)
0% to 20% of Fund’s net assets	In cash and short-term money market instruments.

Incidental to its main investment strategy, the Fund may also invest in (1) derivative instruments, including, but not limited to, futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations (including to gain or limit exposure to certain asset classes and/or sectors, and/or to manage duration) and to assist in managing cash.

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus (except Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund and Calvert US Mid-Cap Core Responsible Index Fund), and see “Description of Underlying Funds” in this Prospectus, which describes the underlying fixed-income funds and the underlying equity funds noted above.

The Adviser may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Adviser has discretion to reallocate the Fund’s assets among underlying Calvert funds. The Adviser monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets (1) based on its view of economic and market factors and events or (2) to adjust for shifts in the style biases of the underlying funds. The Adviser also evaluates any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Responsible Investing. In accordance with its asset allocation strategy, the Fund will invest in Calvert fixed-income and equity funds that consider environmental, social and governance factors in selecting their investments.

Principal Risks

Asset Allocation Risk. The Adviser’s selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund’s greater allocation to fixed-income funds makes it more susceptible to risks associated with fixed-income investments than equity investments.

Calvert Equity and Allocation Funds	37	Prospectus dated February 1, 2017 as revised December 11, 2017

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of an underlying fund may not perform as expected, and the underlying fund’s portfolio management practices may not achieve the desired result.

High-Quality Money Market Instrument Risk. High-quality money market instruments generally are highly-rated short-term obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The risk of default on interest or principal payments from the U.S. government, a major bank, or a major corporation issuing highly rated commercial paper is remote.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The market prices of stocks held by the underlying funds may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal

Calvert Equity and Allocation Funds	38	Prospectus dated February 1, 2017 as revised December 11, 2017

Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, fixed income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index and a composite benchmark. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 9.08% for the quarter ended September 30, 2009 and the lowest quarterly return was -9.39% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.03%	5.15%	4.17%
Class A Return After Taxes on Distributions	-1.21%	3.73%	2.85%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.27%	3.69%	2.90%
Class C Return Before Taxes	3.24%	5.18%	3.49%
Class I Return Before Taxes	5.36%	6.24%	4.71%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Conservative Allocation Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	4.72%	5.13%	4.66%

* The Conservative Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 22% Russell 3000® Index, 7% MSCI EAFE Investable Market Index, 1% MSCI Emerging Markets Index, 60% Bloomberg Barclays U.S. Aggregate Index, and 10% Bloomberg Barclays U.S. 3 Month Treasury Bellwether. On 11/1/15, the fixed income component was changed from the Bloomberg Barclays U.S. Credit Index. Prior to 3/3/15, the blend was comprised of: 22% Russell® 3000 Index, 8% MSCI EAFE Investable Market Index, 60% Bloomberg Barclays U.S. Credit Index, and 10% Bloomberg Barclays U.S. 3 Month Treasury Bellwether.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class I shares prior to May 20, 2016 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other Classes will vary.

Calvert Equity and Allocation Funds	39	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Dan R. Strelow, Vice President of CRM, has managed the Fund since December 31, 2016.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since November 2015.

Justin Bourgette, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity and Allocation Funds	40	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Moderate Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 34 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	None	None	None
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses(3)	0.30%	0.33%	0.15%
Acquired fund fees and expenses	0.56%	0.56%	0.56%
Total annual fund operating expenses	1.11%	1.89%	0.71%
Less fee waiver and/or expense reimbursement(4)	(0.11)%	(0.14)%	(0.06)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.75%	0.65%
(1)	Purchases of Class A shares of $1,000,000 or more at net asset value in accounts on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees and Other expenses are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that direct annual ordinary expenses exceed 0.44% for Class A shares, 1.19% for Class C shares and 0.09% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to direct annual ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same;
•	any expense limitation is in effect for the period indicated in the fee table above; and
•	the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$572	$801	$1,047	$1,753	$572	$801	$1,047	$1,753
Class C shares	$278	$580	$1,008	$2,200	$178	$580	$1,008	$2,200
Class I shares	$6,641	$22,102	$38,917	$87,688	$6,641	$22,102	$38,917	$87,688
Calvert Equity and Allocation Funds	41	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of its portfolio’s average value.

Principal Investment Strategies

The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in underlying Calvert fixed-income and equity funds that meet its investment criteria, including the responsible investing criteria described below. The Fund may also invest in cash and short-term money market instruments. The Fund will invest in accordance with a target asset allocation determined by the Adviser. The Fund’s asset allocation strategy incorporates both historical and forward-looking risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest in shares of underlying Calvert funds and may also invest in cash and short-term money market instruments. The Fund typically invests as follows:

50% to 80% of Fund’s net assets	In funds that invest primarily in equity securities (Calvert Equity Fund, Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund, Calvert Mid-Cap Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund and Calvert Small-Cap Fund)
20% to 50% of Fund’s net assets	In funds that invest primarily in fixed-income securities (Calvert Bond Fund, Calvert Floating-Rate Advantage Fund, Calvert Green Bond Fund, Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Duration Income Fund, Calvert High Yield Bond Fund and Calvert Absolute Return Bond Fund)
0% to 20% of Fund’s net assets	In cash and short-term money market instruments.

Incidental to its main investment strategy, the Fund may also invest in (1) derivative instruments, including, but not limited to, futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations (including to gain or limit exposure to certain asset classes and/or sectors, and/or to manage duration) and to assist in managing cash.

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus (except Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund and Calvert US Mid-Cap Core Responsible Index Fund), and see “Description of Underlying Funds” in this Prospectus, which describes the underlying fixed-income funds and the underlying equity funds noted above.

The Adviser may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Adviser has discretion to reallocate the Fund’s assets among underlying Calvert funds. The Adviser monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets (1) based on its view of economic and market factors and events or (2) to adjust for shifts in the style biases of the underlying funds. The Adviser also evaluates any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Responsible Investing. In accordance with its asset allocation strategy, the Fund will invest in Calvert fixed-income and equity funds that consider environmental, social and governance factors in selecting their investments.

Calvert Equity and Allocation Funds	42	Prospectus dated February 1, 2017 as revised December 11, 2017

Principal Risks

Asset Allocation Risk. The Adviser’s selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund’s greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of an underlying fund may not perform as expected, and the underlying fund’s portfolio management practices may not achieve the desired result.

High-Quality Money Market Instrument Risk. High-quality money market instruments generally are highly-rated short-term obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The risk of default on interest or principal payments from the U.S. government, a major bank, or a major corporation issuing highly rated commercial paper is remote.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The market prices of stocks held by the underlying funds may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An

Calvert Equity and Allocation Funds	43	Prospectus dated February 1, 2017 as revised December 11, 2017 imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, fixed income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index and a composite benchmark. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 13.24% for the quarter ended June 30, 2009 and the lowest quarterly return was -16.48% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	1.69%	7.51%	3.72%
Class A Return After Taxes on Distributions	0.23%	6.06%	2.71%
Class A Return After Taxes on Distributions and Sale of Class A Shares	1.64%	5.76%	2.77%
Class C Return Before Taxes	4.93%	7.75%	3.44%
Class I Return Before Taxes	6.98%	8.61%	4.25%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.65%	7.07%
Moderate Allocation Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	7.42%	8.73%	5.26%

* The Moderate Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 47% Russell 3000® Index, 15% MSCI EAFE Investable Market Index, 3% MSCI Emerging Markets Index, 30% Bloomberg Barclays U.S. Aggregate Index, and 5% Bloomberg Barclays U.S. 3 Month Treasury Bellwether. On 11/1/15, the fixed income component was changed from the Bloomberg Barclays U.S. Credit Index. Prior to 3/3/15, the blend was comprised of: 47% Russell 3000® Index, 18% MSCI EAFE Investable Market Index, 30% Bloomberg Barclays U.S. Credit Index, and 5% Bloomberg Barclays U.S. 3 Month Treasury Bellwether.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class I shares prior to May 20, 2016 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares

Calvert Equity and Allocation Funds	44	Prospectus dated February 1, 2017 as revised December 11, 2017 through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Dan R. Strelow, Vice President of CRM, has managed the Fund since December 31, 2016.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since November 2015.

Justin Bourgette, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Equity and Allocation Funds	45	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Aggressive Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of this Prospectus and under “Method of Distribution” on page 34 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	None	None	None
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses(3)	0.35%	0.42%	0.40%
Acquired fund fees and expenses	0.55%	0.55%	0.55%
Total annual fund operating expenses	1.15%	1.97%	0.95%
Less fee waiver and/or expense reimbursement(4)	(0.17)%	(0.24)%	(0.32)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.98%	1.73%	0.63%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees and Other expenses are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that direct annual ordinary expenses exceed 0.43% for Class A shares, 1.18% for Class C shares and 0.08% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to direct annual ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same;
•	any expense limitation is in effect for the period indicated in the fee table above; and
•	the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$570	$807	$1,062	$1,792	$570	$807	$1,062	$1,792
Class C shares	$276	$595	$1,040	$2,276	$176	$595	$1,040	$2,276
Class I shares	$6,438	$27,079	$49,427	$113,712	$6,438	$27,079	$49,427	$113,712
Calvert Equity and Allocation Funds	46	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of its portfolio’s average value.

Principal Investment Strategies

The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in underlying Calvert fixed-income and equity funds that meet its investment criteria, including the responsible investing criteria described below. The Fund may also invest in cash and short-term money market instruments. The Fund invests in accordance with a target asset allocation determined by the Adviser. The Fund’s asset allocation strategy will incorporate both historical and forward-looking risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest in shares of underlying Calvert funds and may also invest in cash and short-term money market instruments. The Fund typically invests as follows:

70% to 100% of Fund’s net assets	In funds that invest primarily in equity securities (Calvert Equity Fund, Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund, Calvert Mid-Cap Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund and Calvert Small-Cap Fund)
0% to 30% of Fund’s net assets	In funds that invest primarily in fixed-income securities (Calvert Bond Fund, Calvert Floating-Rate Advantage Fund, Calvert Green Bond Fund, Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Duration Income Fund, Calvert High Yield Bond Fund and Calvert Absolute Return Bond Fund)
0% to 10% of Fund’s net assets	In cash and short-term money market instruments

Incidental to its main investment strategy, the Fund may also invest in (1) derivative instruments, including, but not limited to, futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations (including to gain or limit exposure to certain asset classes and/or sectors, and/or to manage duration) and to assist in managing cash.

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus (except Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund and Calvert US Mid-Cap Core Responsible Index Fund), and see “Description of Underlying Funds” in this Prospectus, which describes the underlying fixed-income funds and the underlying equity funds noted above.

The Adviser may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Adviser has discretion to reallocate the Fund’s assets among underlying Calvert funds. The Adviser monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets (1) based on its view of economic and market factors and events or (2) to adjust for shifts in the style biases of the underlying funds. The Adviser also evaluates any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Responsible Investing. In accordance with its asset allocation strategy, the Fund will invest in Calvert fixed-income and equity funds that consider environmental, social and governance factors in selecting their investments.

Calvert Equity and Allocation Funds	47	Prospectus dated February 1, 2017 as revised December 11, 2017

Principal Risks

Asset Allocation Risk. The Adviser’s selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund’s greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of an underlying fund may not perform as expected, and the underlying fund’s portfolio management practices may not achieve the desired result.

High-Quality Money Market Instrument Risk. High-quality money market instruments generally are highly-rated short-term obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The risk of default on interest or principal payments from the U.S. government, a major bank, or a major corporation issuing highly rated commercial paper is remote.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The market prices of stocks held by the underlying funds may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An

Calvert Equity and Allocation Funds	48	Prospectus dated February 1, 2017 as revised December 11, 2017 imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, fixed income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index and a composite benchmark. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 16.87% for the quarter ended June 30, 2009 and the lowest quarterly return was -21.79% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.45%	9.66%	3.59%
Class A Return After Taxes on Distributions	1.16%	8.15%	2.69%
Class A Return After Taxes on Distributions and Sale of Class A Shares	2.28%	7.57%	2.76%
Class C Return Before Taxes	5.69%	9.53%	2.83%
Class I Return Before Taxes	7.76%	10.77%	4.11%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.65%	7.07%
Aggressive Allocation Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	9.27%	11.20%	5.49%

* The Aggressive Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 64% Russell 3000® Index, 21% MSCI EAFE Investable Market Index, 5% MSCI Emerging Markets Index and 10% Bloomberg Barclays U.S. Aggregate Index. On 11/1/15, the fixed income component was changed from the Bloomberg Barclays U.S. Credit Index. Prior to 3/3/15, the blend was comprised of: 64% Russell 3000® Index, 26% MSCI EAFE Investable Market Index, and 10% Bloomberg Barclays U.S. Credit Index.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class I shares prior to May 20, 2016 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be

Calvert Equity and Allocation Funds	49	Prospectus dated February 1, 2017 as revised December 11, 2017 higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Dan R. Strelow, Vice President of CRM, has managed the Fund since December 31, 2016.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since November 2015.

Justin Bourgette, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Equity and Allocation Funds	50	Prospectus dated February 1, 2017 as revised December 11, 2017

More Information on Investment Objective, Investment Strategies and Risks

Investment Objective

The investment objective of each Fund may be changed by the Fund’s Board of Directors/Trustees without shareholder approval.

Further Description of Investment Strategies and Techniques

A concise description of each Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more information about the risks that are referred to in this section.

The table below lists the maximum percentage limitations on certain types of Fund investments and strategies. A description of these investments and strategies and principal risks appears on the pages that follow.

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund are not included in this table because each Asset Allocation Fund shares the principal strategies and risks of the underlying Calvert fixed-income and equity funds in which the Asset Allocation Fund invests. The strategies and risks of the underlying funds are discussed in this section and are also described in the Fund Summary for the underlying Calvert equity funds that are included in this Prospectus or set forth below under “Description of Underlying Funds” (with respect to the underlying Calvert fixed-income funds and the underlying equity funds that are not included in this Prospectus). See also “Fund of Funds Structure” below in this section. Additional information on the strategies and risks of an underlying fund is available in the respective underlying fund’s SAI. Incidental to its main investment strategy, each Asset Allocation Fund may also invest in (1) derivative instruments, including, but not limited to, futures, options and swaps; and (2) exchange-traded funds. Futures, options, swaps, and exchange-traded funds are discussed under the sub-sections titled “Description of Investment Strategies and Associated Risks” and “Explanation of Investment Strategies Used by Certain Funds.”

Each Asset Allocation Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund therefore may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

	Calvert Balanced Fund	Calvert Equity Fund	Calvert Mid-Cap Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Small- Cap Fund	Calvert Emerging Markets Equity Fund
Investment Techniques
Active Trading Strategy/Turnover	µ	❑	❑	❑	❑	❑	❑
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑	❑
Exchange-Traded Funds	❑	❑	❑	µ	❑	❑	❑
Hedging Strategies	µ	NA	NA	NA	NA	NA	NA
Securities Lending	❑	❑	❑	❑	❑	❑	❑
Repurchase Agreements	❑	❑	❑	❑	❑	❑	❑
Securities
Stocks in General	µ	µ	µ	µ	µ	µ	µ
Foreign Securities	25N	25N	25N	µ	µ	25N	µ
Investment Grade Bonds and Comparable Unrated Bonds	µ	❑	❑	❑	❑	❑	❑
Below-Investment Grade Bonds and Comparable Unrated Bonds	15N1	15N1	10N1	5N1	❑	❑	❑
Unrated Debt Securities	µ	❑	❑	❑	❑	❑	❑
Illiquid Securities	15N	15N	15N	15N	15N	15N	15N
Asset-Backed Securities	µ	❑	❑	❑	❑	❑	❑
Mortgage-Backed Securities	µ	❑	❑	❑	❑	❑	❑
P-Notes	NA	NA	NA	❑	❑	NA	10T
Calvert Equity and Allocation Funds	51	Prospectus dated February 1, 2017 as revised December 11, 2017

	Calvert Balanced Fund	Calvert Equity Fund	Calvert Mid-Cap Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Small- Cap Fund	Calvert Emerging Markets Equity Fund
Derivative Instruments
Currency Contracts	❑	❑	5T	5T	5T	❑	5T
Options on Securities and Indices	5T2	5T2	5T2	5T2	5T2	5T2	5T2
Futures Contracts	5N3	5N3	5N3	5N3	5N3	5N3	5N3
1	Excludes any High Social Impact Investments.
2	Limitation applies to net premium payments.
3	Limitation applies to initial margin required to establish position.

Key to Table

µ	Portfolio currently uses as a principal investment strategy
❑	Permitted, but not a principal investment strategy
xN	Allowed up to x% of Fund’s net assets
xT	Allowed up to x% of Fund’s total assets
NA	Not applicable to this Fund

Description of Investment Strategies and Associated Risks

The investment strategies listed in the table above are described below, and the types of risk involved with each strategy are listed. This information is supplemental to the information about risk in each Fund Summary. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.	Risks: Opportunity, Market and Transaction
Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.	Risks: Opportunity
Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are selected to track a particular index. ETFs are used for the limited purpose of managing a Fund’s cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. The Funds may also invest in ETFs to gain broad market or sector exposure.	Risks: Correlation and Market
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral.	Risks: Credit and Market
Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and interest rate risk.	Risks: Correlation and Opportunity

Calvert Equity and Allocation Funds	52	Prospectus dated February 1, 2017 as revised December 11, 2017

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.	Risks: Credit and Market
Securities and Associated Risks
Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Fund’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.	Risks: Market
Foreign Securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. Such investments are generally denominated in foreign currency.	Risks: Market, Currency, Transaction, Liquidity, Information and Political
Investment Grade Bonds. Bonds rated BBB-/Baa3 or higher in credit quality by S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service (“Moody’s”), or if unrated, considered to be of comparable credit quality by the Fund’s Adviser or Sub-Adviser.	Risks: Interest Rate, Duration, Market and Credit
Below-Investment Grade Bonds. Bonds rated below BBB-/Baa3 by S&P or Moody’s, or assigned an equivalent rating by an NRSRO, and unrated bonds considered to be of comparable quality by a Fund’s Adviser or Sub-Adviser (so-called “junk bonds”) are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information
Illiquid Securities. Securities that cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction
Asset-Backed Securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.	Risks: Credit, Interest Rate and Liquidity
Mortgage-Backed Securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate
Currency Contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Calvert Equity and Allocation Funds	53	Prospectus dated February 1, 2017 as revised December 11, 2017

Derivative Instruments and Associated Risks
Options on Securities and Indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Fund will write call options only if it already owns the security (i.e., it will be “covered”).	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory
Futures Contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory

Explanation of Strategies Used by Certain Funds

All Funds	Repurchase Agreements. Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. To the extent a Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Adviser, the Sub-Adviser, or the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Adviser or Sub-Adviser fail to use futures in accordance with Rule 4.5, then the Adviser and/or the Sub-Adviser would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Derivatives. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, and currency forwards, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate. Derivatives may be used to manage exposure to securities prices and foreign currencies; as an efficient means of increasing or decreasing the Fund’s exposure to certain markets; to protect the value of portfolio securities; and to serve as a cash management tool.
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. government agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.
Calvert Equity and Allocation Funds	54	Prospectus dated February 1, 2017 as revised December 11, 2017

Acquired Fund Fees and Expenses (all Funds other than the Calvert Conservative, Moderate and Aggressive Asset Allocation Funds). A Fund’s investments in mutual funds, hedge funds, private equity funds and other investment companies may result in acquired fund fees and expenses in the Fund’s expense table which reflect the estimated amount of fees and expenses incurred indirectly by the Fund. These fees include underlying management fees and expenses, including any incentive allocations (typically 20%), of private limited partnerships and limited liability companies (together, “Partnerships”) that a Fund has acquired through its Special Equities investment program, and any exchange-traded funds acquired by the Fund. This amount is based on historic fees and expenses, and Partnership performance if applicable, and may vary substantially from year to year.
Calvert Balanced Fund

Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.

CMO and ABS. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.

Calvert International Equity Fund, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund

ADRs and GDRs. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Fund may invest in either sponsored or unsponsored ADRs.  GDRs are certificates issued by an international bank that are generally traded in, and denominated in the currency of, countries other than the home country of the issuer of the underlying shares. Companies, including those from emerging markets, typically use GDRs to make their shares available to investors in two or more foreign countries. Unless otherwise stated in Fund Summaries, such investments are not subject to any stated limitation on investing in foreign securities.

Emerging Market Securities. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. The Fund may also enter into foreign currency transactions to facilitate settlement transactions or to hedge exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

Calvert Equity and Allocation Funds	55	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund	Preferred Stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. It is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer.
Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, Calvert Aggressive Allocation Fund and Calvert Emerging Markets Equity Fund	Swaps. A swap is an agreement between two parties to exchange payments based on a reference asset. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” – i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Fund of Funds Structure

(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Each Asset Allocation Fund is structured as a “fund of funds.” Each Asset Allocation Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert funds, which are listed in the Fund Summary for the respective Asset Allocation Fund. The Asset Allocation Funds invest in the least expensive Class of shares of the underlying Calvert funds which does not incur sales loads or Rule 12b-1 fees. Each Asset Allocation Fund offers the convenience of a professionally managed, diversified portfolio of Calvert mutual funds in a single investment. Because each Asset Allocation Fund invests in a variety of underlying funds, the Asset Allocation Fund could benefit from diversification, through which an Asset Allocation Fund investor could reduce overall risk by distributing assets among a number of investments. The diversification provided by asset allocation may reduce volatility over the long term.

Because the assets of the Asset Allocation Funds are invested in other underlying Calvert funds, the investment performance and risks of the Asset Allocation Funds are directly related to the investment performance and risks of the underlying Calvert funds. Also, each Asset Allocation Fund indirectly pays a proportionate share of the operating expenses of the underlying Calvert funds in which the Asset Allocation Fund invests, including management fees, which are paid to Calvert, in addition to the direct expenses of investing in the Asset Allocation Fund. An investor in an Asset Allocation Fund thus will pay higher expenses than if the underlying Calvert fund shares were held directly. An investor in an Asset Allocation Fund also may receive taxable capital gains distributions to a greater extent than if the underlying funds were held directly.

Please refer to the Fund Summaries in this Prospectus with respect to the investment objective, principal investment strategies and principal risks of the underlying equity funds other than Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund and Calvert US Mid-Cap Core Responsible Index Fund. Please turn to “Description of Underlying Funds” in this Prospectus with respect to the investment objective, principal investment strategies and principal risks of the underlying fixed-income funds and the Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund and Calvert US Mid-Cap Core Responsible Index Fund. Additional investment practices of the underlying funds are described in (i) the applicable fund’s SAI, (ii) the Calvert Income Funds Prospectus dated February 1, 2017, as may be amended or supplemented, for the underlying fixed-income funds, and (iii) the Calvert Responsible Index Funds Prospectus dated February 1, 2017, as may be amended or supplemented, for the underlying Responsible Index Funds.

Portfolio Holdings

Each Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at www.sec.gov. Fund portfolio holdings as of each month end normally are available on the Calvert website approximately 30 days after month end.

A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.

Calvert Equity and Allocation Funds	56	Prospectus dated February 1, 2017 as revised December 11, 2017

About Responsible Investing

Investment Selection Process

All Funds except Emerging Markets Equity Fund and Asset Allocation Funds. Fund investments are evaluated under The Calvert Principles for Responsible Investment (included as Appendix A to this Prospectus), which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance. CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis. In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment. Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation. If there is insufficient information about an issuer’s ESG performance, CRM may determine to exclude the issuer from the Fund. The responsible investment criteria of a Fund may be changed by the Board of Trustees/Directors without shareholder approval.

Balanced Portfolio may invest in a fixed-income security before the Adviser has completed its evaluation of the security’s responsible investment characteristics if, in the opinion of the portfolio manager, the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) availability. Following any such investment in a security, the Adviser will evaluate the issuer to determine if it operates in a manner that is consistent with the Fund’s responsible investment criteria. If the Adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria, the security will be sold in accordance with CRM’s procedures, at a time and in a manner that is determined to be in the best interests of shareholders.

As described above, a Fund may invest in cash, cash equivalents and ETFs. Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investing principles otherwise applicable to investments made by the Fund. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s responsible investment criteria.

Calvert Emerging Markets Equity Fund. In selecting investments for the Fund, the Sub-Adviser seeks companies that contribute to addressing one or more global sustainability challenges in their local and/or international markets. Actions by companies to address such global sustainability challenges include the following themes:

•	Promoting economic development, income generation and poverty reduction
•	Improving quality of life in poor households and communities
•	Supporting agricultural innovation and food security
•	Providing access to safe medicines and low-cost health care
•	Expanding digital access and mobile communications for underserved communities and populations
•	Mitigating and adapting to climate change and other environmental challenges
•	Enhancing access to clean water and sanitation infrastructure
•	Respecting human rights, labor rights, and Indigenous Peoples’ rights in local communities/workplaces
•	Fostering gender equity and diversity in workplaces and local communities
•	Overcoming corruption through transparency and improved governance

In addition to evaluating companies according to the above criteria, investments are also evaluated according to the Fund’s threshold responsibility standards with respect to tobacco, weapons and human rights. The Fund has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Fund:

•	The Fund will seek to avoid investing in companies that manufacture tobacco products.
•	The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law.
•	The Fund will seek to avoid investing in companies that have significant and direct involvement in the manufacturing of alcoholic beverages or gambling.
•	The Fund will critically evaluate companies that significantly support governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

In addition to these threshold responsibility standards, investments will be evaluated and may be excluded for extraordinary events and controversial issues that may adversely affect a company’s reputation, operations and/or “social license” to operate. Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria.

Calvert Equity and Allocation Funds	57	Prospectus dated February 1, 2017 as revised December 11, 2017

In selecting securities for the Fund, the Sub-Adviser considers the Fund’s responsible investing criteria described above subject to review by CRM. In assessing issuers for which data is limited, subjective judgments may serve as the primary basis for the Sub-Adviser’s evaluation. If there is insufficient information about an issuer’s ESG performance, the Sub-Adviser may determine to exclude the issuer from the Fund. The responsible investment criteria of the Fund may be changed by the Board of Directors without shareholder approval. The Sub-Adviser may engage with companies on issues relevant to the Fund’s responsible investment criteria.  If the Sub-Adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria, the security will be sold at a time and a manner that is determined by the Sub-Adviser in its discretion to be in the best interests of shareholders.

Calvert Asset Allocation Funds. Each Fund is a “fund of funds” that seeks to achieve its investment objective by investing in Calvert fixed-income and equity funds that meet the Fund’s investment criteria (“Underlying Funds”). Each Underlying Fund selects investments based on the criteria (including responsible investment criteria) described in its Prospectus.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. CRM’s activities may include, but are not limited to:

Dialogue with Companies. CRM may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern.

Proxy Voting. As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with the Fund’s proxy voting guidelines attached to the SAI.

Shareholder Resolutions. CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Special Investment Programs

As part of its interest in fostering innovative ESG initiatives, each Fund (other than the Asset Allocation Funds) may invest a small percentage of its net assets through special non-principal investment strategies – the High Social Impact Investments program and the Special Equities program. The Funds may invest up to the following percentage of its net assets in each program as follows:

Fund	High Social Impact Investments	Special Equities
Balanced Fund	1%	3%
Equity Fund	1%	3%
Mid-Cap Fund	3%	3%
International Equity Fund*	3%	3%
International Opportunities Fund*	3%	3%
Small-Cap Fund	1%	3%
Emerging Markets Equity Fund	3%	3%

* High Social Impact Investments and Special Equities investments are excluded from Calvert International Equity Fund’s and Calvert International Opportunities Fund‘s limit on investments in U.S. companies of 20% of each Fund’s net assets.

High Social Impact Investments Program. Each Fund may invest in the High Social Impact Investments program. High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact. The program includes (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments. High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Each Fund’s High Social Impact Investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “How Shares Are Priced” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investment, such as the Calvert Social Investment Foundation (as discussed below).

Calvert Equity and Allocation Funds	58	Prospectus dated February 1, 2017 as revised December 11, 2017

Pursuant to an exemptive order issued by the SEC, certain of the Funds have invested in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (formerly the Calvert Social Investment Foundation) (“CIC”). CIC is a non-profit charitable and educational organization that connects investors with organizations around the globe working to develop affordable housing, create jobs, protect the environment and achieve other social good. CIC issues Notes to individual and institutional investors and invests the proceeds in not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low-income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society. CIC issues Notes with interest rates that range from 0%–4%and terms ranging from one to 15 years, and in turn makes loans at below-market rates. CIC has licensed use of the Calvert name from the Adviser and the Adviser’s President and Chief Executive Officer serves on the CIC Board, along with a member of the Fund Board and two members of the Advisory Council to the Fund Board. CIC is not owned or otherwise controlled by the Adviser or its affiliates. In connection with the change in each Fund’s investment adviser on December 30, 2016, the Funds intend to request a new exemptive order from the SEC to permit additional investment in Notes.

Special Equities Program. As noted above, each Fund may invest in the Special Equities program, which enables the Fund to promote approaches to responsible investment goals through privately placed investments. Special Equities investments are generally privately placed venture capital investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. At purchase, most Special Equities investments are expected to have projected returns commensurate with assumed risk levels. A small percentage of Special Equities investment may have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive societal impact.

The Fund Board or a committee thereof identifies, evaluates, and selects the Fund’s Special Equities investments. Each Fund has retained consultants to provide research to the Board relating to Special Equities investments. Special Equities investments involve a high degree of risk and are subject to liquidity, information and transaction risk. Foreign Special Equities investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below-investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely. Each Fund’s Special Equities investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “How Shares Are Priced” in this Prospectus.

Management of Fund Investments

About Calvert Research and Management

Calvert Research and Management (CRM or the Adviser), is a business trust established under the laws of the Commonwealth of Massachusetts. CRM became the investment adviser to each Fund on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between each Fund and CRM and investment sub-advisory agreements between CRM and Eaton Vance Management (International) Limited (“EVMI”) and CRM and Atlanta Capital, both subsidiaries of EVC, for providing investment sub-advisory services to certain Funds as described herein. Because the transaction was structured as an asset purchase, CRM assumed no responsibility for the obligations or liabilities of CIM existing prior to the closing of the transaction.

CRM is a subsidiary of Eaton Vance Management (“Eaton Vance”). Eaton Vance, Inc. (“EV”) serves as trustee of CRM. Each of CRM, EV and Eaton Vance is a direct or indirect subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. The business address of EVC, EV and Eaton Vance is Two International Place, Boston, Massachusetts 02110.

CRM also serves as administrator to each Fund, providing administrative services and related office facilities. The fees payable by the Fund for administrative services are described below.

Calvert Equity and Allocation Funds	59	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Managers

Calvert Balanced Fund. The portfolio managers of the Fund are Charles B. Gaffney (since December 31, 2016), Christopher Madden, Jade Huang and Brian Ellis (all since November 2015) and Vishal Khanduja (since January 2013). Mr. Gaffney is a Vice President of CRM and has been an employee of the Eaton Vance organization for more than five years. He currently manages other funds and portfolios. Mr. Madden and Ms. Huang manage other Calvert funds and are Vice Presidents of CRM. Prior to joining CRM on December 31, 2016, Mr. Madden and Ms. Huang served as equity analysts and portfolio managers at CIM for more than five years. Mr. Khanduja manages other CRM funds and is a Vice President of CRM. Prior to joining CRM on December 31, 2016, he was Portfolio Manager and Head of Taxable Fixed Income at CIM and prior to July 2012 he was a Portfolio Manager – Global Rates and Currency Team at Columbia Management. Mr. Ellis manages other CRM funds and is a Vice President of CRM. Prior to joining CRM on December 31, 2016, he was a member of the Taxable Fixed Income Team at CIM since May 2012 and prior thereto a Business Analyst at CIM.

Calvert Equity Fund. Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (Atlanta Capital) with offices at 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309. Atlanta Capital has managed the assets of the Fund since September 1998. Atlanta Capital had over $19.1 billion in assets under management as of September 30, 2016.

The portfolio managers of the Fund are Joseph B. Hudepohl, Lance V. Garrison, Jeffrey A. Miller and Robert R. Walton (all since June 2015). Mr. Hudepohl has been Managing Director and Portfolio Manager at Atlanta Capital since June 2015. Prior to joining Atlanta Capital he was Managing Director and Portfolio Manager, Logan Circle Partners, L.P., a division of Fortress Investment Group LLC from June 2013 – May 2015 and held various positions including Managing Director and Portfolio Manager at Goldman Sachs Asset Management from 1997 – 2013. Messrs. Garrison and Walton are Vice Presidents and have been Portfolio Managers at Atlanta Capital since June 2015. Prior to that, they served as Vice Presidents and Analysts at Atlanta Capital for more than five years. Mr. Miller has been a Portfolio Manager since June 2015 and a Vice President of Atlanta Capital since August 2014. Prior to joining Atlanta Capital he was a Portfolio Manager and Analyst at Crawford Investment Counsel from 2011 – 2014 and a Global Technology Analyst at Institutional Capital Corporation from 1999 – 2011.

Calvert Mid-Cap Fund. The portfolio managers of the Fund are Charles B. Gaffney (since December 31, 2016), Christopher Madden and Jade Huang (each since June 2016). Additional information about Messrs. Gaffney, Madden and Ms. Huang appears above.

Calvert International Equity Fund. Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (“EVAIL”) with offices at 125 Old Broad Street, London, EC2N 1AR. From December 31, 2016 to October 31, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to the Fund.

The portfolio managers of the Fund are Christopher Dyer and Ian Kirwan (each since December 31, 2016), Christopher Madden and Jade Huang (each since November 2015). Additional information about Mr. Madden and Ms. Huang appears above. Mr. Dyer manages other funds, is a Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization. Prior to joining EVAIL in November 2017, Mr. Dyer held identical positions at EVMI. Prior to joining EVMI in June 2015, Mr. Dyer was Head of European Equity at Goldman Sachs Asset Management in London, where he also served in various portfolio management roles during his fourteen-year tenure (2001-2015). Mr. Kirwan is a Vice President of EVAIL.  Prior to joining EVAIL in November 2017, Mr. Kirwan held an identical position at EVMI.  Prior to joining EVMI in October 2015, Mr. Kirwan served as an analyst and/or portfolio manager at Qatar Investment Authority, Lazard Asset Management, Alliance Bernstein, and Schroder Investment Management.

Calvert International Opportunities Fund. Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to EVAIL. From December 31, 2016 to October 31, 2017, EVMI served as sub-adviser to the Fund. The portfolio managers of the Fund are Aiden Farrell, Christopher Madden and Jade Huang (each since December 31, 2016). Additional information about Mr. Madden and Ms. Huang appears above. Mr. Farrell is a Vice President of EVAIL. Prior to joining EVAIL in November 2017, Mr. Farrell held an identical position at EVMI. Prior to joining EVMI in July 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager (2008-2015). Mr. Farrell also manages other funds and portfolios.

Calvert Small-Cap Fund. The portfolio managers of the Fund are Michael D. McLean and J. Griffith Noble (each since December 31, 2016), Christopher Madden and Jade Huang (each since November 2015). Additional information about Mr. Madden and Ms. Huang appears above. Mr. McLean is a Vice President of CRM and has been an employee of the Eaton Vance organization for more than five years. He currently manages other funds and portfolios. Mr. Noble is a Vice President of CRM and has been an employee of the Eaton Vance organization since 2012. Prior to joining Eaton Vance in 2012, he was an equity analyst with Black Rock, Inc. (2008-2012). He currently manages other funds and portfolios.

Calvert Equity and Allocation Funds	60	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Emerging Markets Equity Fund. Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Hermes Investment Management Limited (Hermes) with offices at LloydsChambers, 1 Portsoken Street, London E1 8HZ. Hermes has managed the assets of the Fund since the Fund’s inception in October 2012.

The portfolio managers of the Fund are Gary Greenberg and Elena Tedesco (each since October 2012). Mr. Greenberg has been Lead Portfolio Manager for the Emerging Markets Team at Hermes for more than five years. Ms. Tedesco has been a Portfolio Manager (Eastern Europe, Middle East and Africa) for the Emerging Markets Team at Hermes for more than five years.

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund. The portfolio managers of the Funds are Dan R. Strelow, Justin H. Bourgette (each since December 31, 2016) and Vishal Khanduja (since November 2015). Additional information about Mr. Khanduja appears above. Messrs. Strelow and Bourgette are Vice Presidents of CRM and have been employees of the Eaton Vance organization for more than five years. They each currently manage other funds and portfolios.

The SAI for a Fund provides additional information about a portfolio manager’s management of other accounts, compensation and ownership of securities in a Fund.

Advisory Fees

The table below shows the annual advisory fee paid by each Fund (other than the Asset Allocation Funds) for the fiscal year ended September 30, 2016 as a percentage of that Fund’s average daily net assets. This figure is the total of all advisory fees paid to Calvert Investment Management, Inc. (“CIM”), the former adviser to each Fund. Sub-advisory fees paid by CIM to a Sub-Adviser are reflected in the total advisory fees paid by the Fund to CIM. The advisory fee does not include administrative fees.

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund do not pay advisory fees to CRM for performing investment advisory services (and did not pay advisory fees to CIM). CRM, however, does receive advisory fees from managing the underlying Calvert funds, a portion of which are paid indirectly by the Asset Allocation Funds.

Advisory Fee
Calvert Balanced Fund	0.40%
Calvert Equity Fund	0.50%(1)
Calvert Mid-Cap Fund	0.65%
Calvert International Equity Fund	0.74%
Calvert International Opportunities Fund	0.75%
Calvert Emerging Markets Equity Fund	0.95%(2)
Calvert Small-Cap Fund	0.70%(3)
(1)	Effective December 31, 2016, the annual advisory fee rate is 0.50% on average daily net assets up to and including $2 billion; 0.425% on assets over $2 billion up to and including $3 billion and 0.375% on assets over $3 billion.
(2)	Effective December 31, 2016, the annual advisory fee rate is 0.88% of the Fund’s average daily net assets.
(3)	Effective December 31, 2016, the annual advisory fee rate is 0.68% of the Fund’s average daily net assets.

A discussion regarding the basis for the approval by the Funds’ respective Board of Trustees/Directors of the investment advisory agreement and any applicable sub-advisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.

Consulting Fees

(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Prior to December 31, 2016, Morningstar Investment Management LLC (“Morningstar”) served as an asset allocation consultant and provided guidance on maintaining an optimal allocation strategy for the Asset Allocation Funds. Each Asset Allocation Fund paid Morningstar an annual fee of 0.05% of the Fund’s average daily net assets as compensation for such consulting services. Morningstar is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.

Calvert Equity and Allocation Funds	61	Prospectus dated February 1, 2017 as revised December 11, 2017

Administrative Fees

The administrative fees (as a percentage of the Fund’s net assets) paid by each Fund, net of waiver, for the fiscal year ended September 30, 2016 were as follows. For information about administrative fees by each share class of each Fund prior to February 1, 2016, please see the section entitled “Administrative Services” in the Funds’ Statements of Additional Information.

Fund	Administrative Fee(1)
Calvert International Equity Fund	0.15%
Calvert Emerging Markets Equity Fund	0.12%
Calvert International Opportunities Fund	0.14%
Calvert Balanced Fund	0.12%
Calvert Mid-Cap Fund	0.12%
Calvert Small-Cap Fund	0.13%
Calvert Equity Fund	0.13%
Calvert Conservative Allocation Fund	0.12%
Calvert Moderate Allocation Fund	0.13%
Calvert Aggressive Allocation Fund	0.13%
(1)	Commencing February 1, 2016, the annual administrative fee paid by each share class of each fund listed above is 0.12% of average daily net assets. CRM has agreed to contractually waive 0.02% of the administrative fee annually for Class I shares of Calvert Emerging Markets Equity Fund, Calvert Equity Fund, Calvert Mid-Cap Fund, and Calvert Small-Cap Fund through January 31, 2018. Commencing December 31, 2016, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Funds and Calvert Aggressive Allocation Fund no longer pay a fee for administrative services.

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Sub-Transfer Agency and Related Services

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services. Prior to December 31, 2016, Calvert Investment Services, Inc. provided similar services to, and received $8 per Fund account held directly on the books of the transfer agent.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). If trading on the Exchange is halted for the day before the scheduled close of regular trading, a Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board of Trustees/Directors has adopted procedures for valuing investments and has delegated to the Adviser the daily valuation of such investments. The Adviser has delegated certain Fund valuations for Calvert Emerging Markets Equity Fund, Calvert Equity Fund, Calvert International Equity Fund and Calvert International Opportunities Fund to the applicable Sub-Adviser, as described in the procedures. Pursuant to the procedures, independent pricing services are used to value debt obligations at their market value. In determining market value, the pricing service considers various factors and market information. Exchange-listed securities and other instruments (including derivatives) normally are valued at last sale or closing prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Such values may be based on valuation models, information provided by market makers or estimates of market values obtained from yield or market data relating to investments or securities with similar characteristics. In certain situations, the Adviser, or Sub-Adviser, if applicable, may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value. In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Trustees/Directors have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. A security that is fair valued may be valued at a price higher or lower than actual

Calvert Equity and Allocation Funds	62	Prospectus dated February 1, 2017 as revised December 11, 2017 market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, the value of securities held can change on days when Fund shares cannot be redeemed or purchased. The Adviser has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Effective December 31, 2016, Eaton Vance Distributors, Inc. became the principal underwriter of each Fund (“EVD” or the “principal underwriter”). EVD is a direct, wholly-owned subsidiary of EVC. Prior thereto, Calvert Investment Distributors, Inc. served as each Fund’s distributor. For more information on buying and selling shares, please contact your financial professional or Calvert funds at 800-368-2745.

How to Buy Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in Appendix B to this prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix B.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Calvert funds generally do not accept investments from residents of the European Union or Switzerland except as described in the Funds’ SAI.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter. The funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000, except as noted below. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. The Funds no longer accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Your initial investment must be at least $250,000 except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have

Calvert Equity and Allocation Funds	63	Prospectus dated February 1, 2017 as revised December 11, 2017 agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of Calvert and its affiliates and certain persons affiliated with Calvert.

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above), provided the total value of such accounts invested in Class I shares of Calvert funds is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; bank trust departments; and insurance companies; clients of Eaton Vance Investment Counsel; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for employer sponsored retirement plans and investment companies sponsored by the Eaton Vance organization. For all other eligible investors, the initial investment must be at least $1,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Funds’ transfer agent. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Calvert Equity and Allocation Funds	64	Prospectus dated February 1, 2017 as revised December 11, 2017

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, a Calvert fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, each Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Calvert funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Calvert fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•	transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);
•	transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
•	transactions made by model-based discretionary advisory accounts;
•	transactions made by a Calvert fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or
•	transactions in shares of Calvert Ultra-Short Duration Income Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Calvert funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s policy. Although the Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Calvert Equity and Allocation Funds	65	Prospectus dated February 1, 2017 as revised December 11, 2017

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses. A share class also may be subject to a sales charge. In choosing the class of shares that suits your investment needs, you should consider:

•	how long you expect to own your shares;
•	how much you intend to invest; and
•	the total operating expenses associated with owning each class.

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares to purchase. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a Contingent Deferred Sales Charge (“CDSC”). The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. In addition, C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates. Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Calvert Equity and Allocation Funds	66	Prospectus dated February 1, 2017 as revised December 11, 2017

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 or more	0.00**	0.00**	TIERED**

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to broker/dealers on sales of $1 million or more as follows: 0.80% on amounts of $1 million or more up to and including $2 million; plus 0.64% on amounts over $2 million up to and including $3 million; plus 0.40% on amounts over $3 million up to and including $50 million; plus 0.20% on amounts over $50 million up to and including $100 million; plus 0.12% on amounts over $100 million. A contingent deferred sales charge (CDSC) of up to 0.80% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and Individual Retirement Accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services; (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans. Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the Statement of Additional Information. Class A shares are also offered at NAV to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information. The Funds may eliminate, modify or add to the terms of these sales charge waivers at any time without providing advance notice to shareholders.

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Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions. The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.80% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with redemptions from employer sponsored retirement plans or Individual Retirement Accounts to satisfy required minimum distributions or to return excess contributions made to Individual Retirement Accounts. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. Class C shares held in an account for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board of Directors/Trustees may determine to cease to offer and subsequently close an existing class of Fund shares.  In such circumstances, a Fund may automatically convert the shares for such class into another share class, subject to at least 60 days’ prior notice to shareholders of the impacted class.  Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by a Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees. Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually (for Calvert Balanced Fund such fee is applied on assets under management over $30 million). After the sale of shares, the principal underwriter receives the Class C service fees for one year. Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge in the Statement of Additional Information. Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

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Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
By Internet	Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
For Additional Information	Please call 1-800-368-2745 Monday through Thursday , 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-386-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail. The Funds’ transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value. Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the Investment Company Act of 1940, as amended, for the reasons discussed below. The actual number of days following receipt of a redemption request in which a Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (NSCC) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

If your shares are held directly with the Funds’ transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date. However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date

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directly to your bank account in any bank in the United States. While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, a Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option	Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

* If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Funds. From time to time, you may receive the following:

•	Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•	Periodic account statements, showing recent activity and total share balance.
•	Tax information needed to prepare your income tax returns.
•	Proxy materials, in the event a shareholder vote is required.
•	Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.calvert.com.

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com). Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end

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is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and the Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. See also Appendix B to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Calvert website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer. If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

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Account Questions. If you have any questions about your account or the services available, please call Calvert funds’ client services department at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Calvert Balanced Fund, Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund expect to pay distributions quarterly, and Calvert Equity Fund, Calvert Mid-Cap Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Small Cap Fund, Calvert Emerging Markets Equity Fund and Calvert Aggressive Allocation Fund expect to pay distributions annually. Distributions may not be paid if Fund (and Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different amounts. Each Fund intends to distribute any net realized capital gains, if any, annually. It may also be necessary, due to federal tax requirements, for each Fund to make a special income and/or capital gains distribution at the end of the calendar year.

A portion of any distribution of a Fund’s investment income may, and any distribution by a Fund of net realized short-term capital gains generally will be taxed as ordinary income. Distributions of any net gains from investments held for more than one year generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level. Over time, distributions by each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund’s income distributions may be eligible for the dividends-received deduction for corporations. A Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A return of capital generally will not be taxable to shareholders but will reduce the cost basis of a shareholder’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Each Fund expects to send shareholders a statement each February showing the tax status of all distributions.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Portfolio or a Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid and after December 31, 2018 on redemption and certain capital gain dividends proceeds paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

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Description of Underlying Funds

(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

Each Asset Allocation Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert funds. The investment performance and risks of the Asset Allocation Funds are therefore directly related to the investment performance and risks of the underlying Calvert funds. The respective Fund Summaries for the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund in this Prospectus specify the underlying Calvert funds in which each Asset Allocation Fund may invest. CRM is the investment adviser for all of the underlying funds.

Underlying Calvert Equity and Index Funds

The investment objective, principal investment strategies and principal risks of the underlying Calvert equity funds (except Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund and Calvert US Mid-Cap Core Responsible Index Fund) are described in the respective Fund Summaries and under “More Information on Investment Strategies and Risks” in this Prospectus. Calvert US Large-Cap Core Responsible Index Fund, US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund and Calvert US Mid-Cap Core Responsible Index Fund are offered in the Calvert Responsible Index Funds Prospectus dated February 1, 2017, as may be amended or supplemented. Please see the relevant prospectus for detailed information on the investment objectives, principal investment strategies and principal risks of those underlying funds. The investment objectives and a brief description of the principal investment strategies and principal risks of those underlying funds are provided below. This description is not an offer of the underlying funds’ shares. Additional investment practices are described in the SAI of each of the underlying Calvert equity funds.

Underlying Calvert Fixed-Income Funds

The underlying fixed-income funds are offered in separate Calvert prospectuses. For detailed information on the investment objectives, principal investment strategies and principal risks of those underlying funds, please see the Calvert Income Funds Prospectus dated February 1, 2017, as may be amended or supplemented, and the current Calvert Absolute Return Fund Prospectus. The investment objectives and a brief description of the principal investment strategies and principal risks of those underlying funds are provided below. This description is not an offer of the underlying funds’ shares. Additional investment practices are described in the SAI of each of the underlying Calvert fixed-income funds.

The prospectus and SAI for each of the underlying funds are available on the Calvert funds’ website at www.calvert.com.

Calvert Fixed-Income Funds

Calvert Bond Fund

Investment Objective. The Fund seeks to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities.

Investment Strategy. The Fund typically invests at least 80% of its net assets in bonds of any maturity. At least 80% of the Fund’s net assets will be invested in investment grade debt securities.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk, among other risks.

Calvert Green Bond

Investment Objective. The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds.

Investment Strategy. The Fund typically invests at least 80% of its net assets in green bonds of any maturity. The Fund defines “green” investments to include securities of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of the Fund’s Adviser, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Investing primarily in green investments carries the risk that the Fund may underperform funds that invest in a broader array of investments. In addition, some green investments may be dependent on government tax incentives and subsidies, and/or political support. The green sector may face challenges such as a limited number of issuers and liquidity in the market. Bond funds are subject to interest rate risk and credit risk, among other risks.

Calvert Equity and Allocation Funds	73	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Income Fund

Investment Objective. The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities.

Investment Strategy. The Fund typically invests at least 65% of its net assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk, among other risks.

Calvert Short Duration Income Fund

Investment Objective. The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.

Investment Strategy. The Fund typically invests at least 65% of its net assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. Government or its agencies and U.S. government-sponsored enterprises. Under normal circumstances, the Fund’s average portfolio duration will range from 1-3 years.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk, among other risks.

Calvert Long-Term Income Fund

Investment Objective. The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities.

Investment Strategy. The Fund typically invests at least 65% of its net assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. Government, and government-sponsored enterprises. Under normal circumstances, the Fund will have a dollar-weighted average portfolio maturity of 10 years or more.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk, among other risks.

Calvert Ultra-Short Duration Income Fund

Investment Objective. The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.

Investment Strategy. The Fund typically invests at least 65% of its net assets in investment-grade debt securities. Under normal circumstances, at least 80% of its net assets will be invested in floating-rate securities and securities with durations of less than or equal to one year.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk, among other risks.

Calvert High Yield Bond Fund

Investment Objective. The Fund seeks high current income and capital appreciation, secondarily.

Investment Strategy. The Fund normally invests at least 80% of its net assets in high yield, high risk bonds, and uses fundamental credit analysis to seek out companies whose financial condition gives them greater value relative to others in the high yield market, providing the further potential for capital appreciation.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk, among other risks. High-yield, high risk bonds can involve a substantial risk of loss due to a greater risk of issuer default and are subject to greater price volatility than investment grade bonds and may be illiquid.

Calvert Absolute Return Fund

Investment Objective. The Fund seeks positive absolute returns over a full market cycle, regardless of market conditions.

Investment Strategy. The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across global fixed-income markets and uses various investment strategies. The Fund typically invests at least 80% of its net assets in bonds and/or instruments (including derivative instruments) that provide exposure to bonds. Under normal circumstances, the average portfolio duration of the Fund will vary from negative three (-3) years to positive eight (8) years.

Calvert Equity and Allocation Funds	74	Prospectus dated February 1, 2017 as revised December 11, 2017

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk, among other risks. The Fund’s use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than help offset risk.

Calvert Index Funds

Calvert US Large-Cap Core Responsible Index Fund

Investment Objective. The Fund seeks to track the performance of the Calvert US Large-Cap Core Responsible Index, which measures the investment return of large-capitalization stocks.

Investment Strategy. The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert US Large-Cap Core Responsible Index. The Index is composed of common stocks of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment and are selected from a universe of large-cap stocks traded in U.S. markets.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

Calvert US Large-Cap Growth Responsible Index Fund

Investment Objective. The Fund seeks to track the performance of the Calvert US Large-Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.

Investment Strategy. The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert US Large-Cap Growth Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent The Calvert Principles for Responsible Investment and are selected from a universe of large-cap growth stocks traded in U.S. markets.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

Calvert US Large-Cap Value Responsible Index Fund

Investment Objective. The Fund seeks to track the performance of the Calvert US Large-Cap Value Responsible Index, which measures the investment return of large-capitalization stocks.

Investment Strategy. The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert US Large-Cap Value Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment and are selected from a universe of large-cap stocks traded in U.S. markets.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

Calvert International Responsible Index Fund

Investment Objective. The Fund seeks to track the performance of the Calvert International Responsible Index, which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.

Investment Strategy. The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert International Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment and are selected from the universe of stocks of companies located in traded in markets in Europe, the Pacific, Asia and Canada.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S.

Calvert Equity and Allocation Funds	75	Prospectus dated February 1, 2017 as revised December 11, 2017 and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Calvert US Mid-Cap Core Responsible Index Fund

Investment Objective. The Fund seeks to track the performance of the Calvert US Mid-Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.

Investment Strategy. The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert US Mid-Cap Core Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment and are selected from the universe of mid-cap stocks traded in U.S. markets.

Investment Risks. Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Midcap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Calvert Equity and Allocation Funds	76	Prospectus dated February 1, 2017 as revised December 11, 2017

Glossary of Certain Investment Risks

Correlation risk	The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or exacerbate losses instead of reducing them. For an exchange-traded fund (ETF), there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.
Credit risk	The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.
Currency risk	The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
Duration risk	Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.
Extension risk	The risk that slower than anticipated payments (usually in response to higher interest rates) will extend the life of a beyond its expected maturity date, typically reducing the value of the security.
Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.
Interest rate risk	The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/”stripped” coupon securities (“strips”) are subject to greater interest rate risk.
Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of changes in a security, index or a market. This can result in a loss that exceeds the amount actually invested.
Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Calvert Equity and Allocation Funds	77	Prospectus dated February 1, 2017 as revised December 11, 2017

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.
Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.
Political risk	The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.
Prepayment risk	The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a security to mature prior to its expected maturity date, typically reducing the value of a security purchased at a premium. A Fund must also reinvest those assets at the current market rate, which may be lower.
Regulatory risk	The risk associated with employing certain regulated investment instruments or techniques. To the extent a Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Adviser nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Adviser fail to use futures in accordance with Rule 4.5, then the Adviser would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Transaction risk	The risk that the settlement of a transaction executed by a Fund may be delayed or may not be settled.

Calvert Equity and Allocation Funds	78	Prospectus dated February 1, 2017 as revised December 11, 2017

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for periods indicated. Certain information reflects the financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request. Financial Highlight information is not provided for Class R6 shares of Calvert Equity Fund because the class had not commenced operations prior to the date of these financial highlights.

Calvert Balanced Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$30.82	$31.90	$33.06	$34.13	$30.81	$26.19
Income from investment operations:
Net investment income	0.25	0.51(b)	0.43	0.33	0.24	0.23
Net realized and unrealized gain (loss)	1.10	2.14(c)	(0.81)	3.02	3.32	4.62
Total from investment operations	1.35	2.65	(0.38)	3.35	3.56	4.85
Distributions from:
Net investment income	(0.24)	(0.50)	(0.41)	(0.32)	(0.24)	(0.23)
Net realized gain	(0.35)	(3.23)	(0.37)	(4.10)	—	—
Total distributions	(0.59)	(3.73)	(0.78)	(4.42)	(0.24)	(0.23)
Total increase (decrease) in net asset value	0.76	(1.08)	(1.16)	(1.07)	3.32	4.62
Net asset value, ending	$31.58	$30.82	$31.90	$33.06	$34.13	$30.81
Total return (d)	4.42%	8.93%(c)	(1.27)%	10.77%	11.60%	18.58%
Ratios to average net assets: (e)
Net investment income	1.59%(f)	1.67%(b)	1.25%	1.02%	0.76%	0.78%
Total expenses	0.99%(f)	1.05%	1.13%	1.17%	1.18%	1.22%
Net expenses	0.99%(f)	1.02%	1.13%	1.16%	1.18%	1.22%
Portfolio turnover	71%	146%	99%	124%	114%	145%
Net assets, ending (in thousands)	$554,510	$592,625	$569,368	$561,809	$497,160	$447,678
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c)	Total return includes voluntary reimbursement by the Adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.90%.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.

Calvert Equity and Allocation Funds	79	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Balanced Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$29.95	$31.11	$32.30	$33.45	$30.23	$25.72
Income from investment operations:
Net investment income (loss)	0.12	0.25(b)	0.15	0.08	(0.02)	(0.02)
Net realized and unrealized gain (loss)	1.07	2.08(c)	(0.78)	2.94	3.25	4.54
Total from investment operations	1.19	2.33	(0.63)	3.02	3.23	4.52
Distributions from:
Net investment income	(0.13)	(0.26)	(0.19)	(0.07)	(0.01)	(0.01)
Net realized gain	(0.35)	(3.23)	(0.37)	(4.10)	—	—
Total distributions	(0.48)	(3.49)	(0.56)	(4.17)	(0.01)	(0.01)
Total increase (decrease) in net asset value	0.71	(1.16)	(1.19)	(1.15)	3.22	4.51
Net asset value, ending	$30.66	$29.95	$31.11	$32.30	$33.45	$30.23
Total return (d)	4.00%	8.05%(c)	(2.08)%	9.89%	10.71%	17.60%
Ratios to average net assets: (e)
Net investment income (loss)	0.78%(f)	0.85%(b)	0.47%	0.24%	(0.06)%	(0.05)%
Total expenses	1.79%(f)	1.86%	1.92%	1.95%	1.99%	2.05%
Net expenses	1.79%(f)	1.84%	1.92%	1.94%	1.99%	2.05%
Portfolio turnover	71%	146%	99%	124%	114%	145%
Net assets, ending (in thousands)	$63,326	$59,242	$55,180	$48,814	$37,812	$29,605
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c)	Total return includes voluntary reimbursement by the Adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.02%.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.

Calvert Equity and Allocation Funds	80	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Balanced Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$31.32	$32.36	$33.53	$34.55	$31.19	$26.49
Income from investment operations:
Net investment income	0.30	0.63(b)	0.59	0.51	0.41	0.45
Net realized and unrealized gain (loss)	1.14	2.17(c)	(0.82)	3.06	3.35	4.61
Total from investment operations	1.44	2.80	(0.23)	3.57	3.76	5.06
Distributions from:
Net investment income	(0.31)	(0.61)	(0.57)	(0.49)	(0.40)	(0.36)
Net realized gain	(0.35)	(3.23)	(0.37)	(4.10)	—	—
Total distributions	(0.66)	(3.84)	(0.94)	(4.59)	(0.40)	(0.36)
Total increase (decrease) in net asset value	0.78	(1.04)	(1.17)	(1.02)	3.36	4.70
Net asset value, ending	$32.10	$31.32	$32.36	$33.53	$34.55	$31.19
Total return (d)	4.62%	9.32%(c)	(0.86)%	11.35%	12.13%	19.16%
Ratios to average net assets: (e)
Net investment income	1.91%(f)	2.04%(b)	1.70%	1.53%	1.26%	1.43%
Total expenses	0.69%(f)	0.76%	0.64%	0.66%	0.68%	0.83%
Net expenses	0.62%(f)	0.65%	0.64%	0.66%	0.68%	0.70%
Portfolio turnover	71%	146%	99%	124%	114%	145%
Net assets, ending (in thousands)	$42,857	$15,554	$13,894	$43,579	$35,578	$29,601
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c)	Total return includes voluntary reimbursement by the Adviser for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 9.28%.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.

Calvert Equity and Allocation Funds	81	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$41.38	$47.79	$50.33	$44.68	$38.48	$32.91
Income from investment operations:
Net investment income (loss)	0.05	0.11(b)	0.10	0.02	0.07	(0.05)
Net realized and unrealized gain (loss)	2.11	3.74	2.20	7.67	6.19	7.32
Total from investment operations	2.16	3.85	2.30	7.69	6.26	7.27
Distributions from:
Net investment income	(0.06)	(0.13)	(0.02)	(0.05)	(0.01)	—
Net realized gain	(4.10)	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)
Total distributions	(4.16)	(10.26)	(4.84)	(2.04)	(0.06)	(1.70)
Total increase (decrease) in net asset value	(2.00)	(6.41)	(2.54)	5.65	6.20	5.57
Net asset value, ending	$39.38	$41.38	$47.79	$50.33	$44.68	$38.48
Total return (c)	5.80%	8.57%	4.57%	17.63%	16.30%	22.75%
Ratios to average net assets: (d)
Net investment income (loss)	0.27%(e)	0.27%(b)	0.19%	0.05%	0.18%	(0.15%)
Total expenses	1.07%(e)	1.10%	1.13%	1.15%	1.21%	1.21%
Net expenses	1.07%(e)	1.08%	1.12%	1.14%	1.20%	1.21%
Portfolio turnover	16%	44%	37%	24%	32%	36%
Net assets, ending (in thousands)	$1,192,977	$1,385,988	$1,328,913	$1,590,823	$1,602,401	$1,500,089
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Equity and Allocation Funds	82	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$27.35	$34.98	$38.31	$34.66	$30.06	$26.24
Income from investment operations:
Net investment loss	(0.06)	(0.14)(b)	(0.20)	(0.25)	(0.17)	(0.25)
Net realized and unrealized gain (loss)	1.31	2.67	1.69	5.89	4.82	5.77
Total from investment operations	1.25	2.53	1.49	5.64	4.65	5.52
Distributions from:
Net investment income	—	(0.03)	—	—	—	—
Net realized gain	(4.10)	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)
Total distributions	(4.10)	(10.16)	(4.82)	(1.99)	(0.05)	(1.70)
Total increase (decrease) in net asset value	(2.85)	(7.63)	(3.33)	3.65	4.60	3.82
Net asset value, ending	$24.50	$27.35	$34.98	$38.31	$34.66	$30.06
Total return (c)	5.42%	7.73%	3.82%	16.76%	15.51%	21.82%
Ratios to average net assets: (d)
Net investment loss	(0.50%)(e)	(0.50%)(b)	(0.54%)	(0.68%)	(0.52%)	(0.87%)
Total expenses	1.83%(e)	1.87%	1.87%	1.88%	1.91%	1.94%
Net expenses	1.83%(e)	1.85%	1.86%	1.87%	1.90%	1.93%
Portfolio turnover	16%	44%	37%	24%	32%	36%
Net assets, ending (in thousands)	$162,160	$178,719	$169,649	$171,869	$158,591	$150,000

(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Equity and Allocation Funds	83	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$46.68	$52.65	$54.90	$48.48	$41.55	$35.22
Income from investment operations:
Net investment income	0.15	0.32(b)	0.38	0.29	0.32	0.16
Net realized and unrealized gain (loss)	2.40	4.14	2.38	8.34	6.70	7.87
Total from investment operations	2.55	4.46	2.76	8.63	7.02	8.03
Distributions from:
Net investment income	(0.27)	(0.30)	(0.19)	(0.22)	(0.04)	—
Net realized gain	(4.10)	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)
Total distributions	(4.37)	(10.43)	(5.01)	(2.21)	(0.09)	(1.70)
Total increase (decrease) in net asset value	(1.82)	(5.97)	(2.25)	6.42	6.93	6.33
Net asset value, ending	$44.86	$46.68	$52.65	$54.90	$48.48	$41.55
Total return (c)	6.02%	9.01%	5.06%	18.23%	16.95%	23.44%
Ratios to average net assets: (d)
Net investment income	0.66%(e)	0.68%(b)	0.69%	0.56%	0.72%	0.40%
Total expenses	0.69%(e)	0.69%	0.64%	0.64%	0.66%	0.67%
Net expenses	0.67%(e)	0.67%	0.63%	0.62%	0.65%	0.66%
Portfolio turnover	16%	44%	37%	24%	32%	36%
Net assets, ending (in thousands)	$517,439	$472,583	$567,954	$961,680	$798,677	$667,246
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	84	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Mid-Cap Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$29.68	$33.41	$36.99	$36.83	$31.45	$26.00
Income from investment operations:
Net investment income (loss)	0.17	0.02(b)	(0.16)	(0.14)	(0.18)	(0.26)
Net realized and unrealized gain (loss)	2.33	(0.67)	1.91	2.94	7.49	7.64
Total from investment operations	2.50	(0.65)	1.75	2.80	7.31	7.38
Distributions from:
Net investment income	(0.15)	—	—	—	—	—
Net realized gain	(0.01)	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total distributions	(0.16)	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	2.34	(3.73)	(3.58)	0.16	5.38	5.45
Net asset value, ending	$32.02	$29.68	$33.41	$36.99	$36.83	$31.45
Total return (c)	8.44%	(2.08%)	4.90%	7.90%	24.74%	29.16%
Ratios to average net assets: (d)
Net investment income (loss)	1.07%(e)	0.07%(b)	(0.43%)	(0.36%)	(0.53%)	(0.85%)
Total expenses	1.33%(e)	1.37%	1.41%	1.43%	1.48%	1.53%
Net expenses	1.22%(e)	1.31%	1.41%	1.43%	1.48%	1.53%
Portfolio turnover	100%	199%	74%	81%	73%	63%
Net assets, ending (in thousands)	$166,892	$192,402	$223,328	$215,683	$207,257	$157,016
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.00% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Equity and Allocation Funds	85	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Mid-Cap Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$21.87	$25.62	$29.76	$30.35	$26.44	$22.29
Income from investment operations:
Net investment income (loss)	0.04	(0.16)(b)	(0.34)	(0.34)	(0.36)	(0.42)
Net realized and unrealized gain (loss)	1.73	(0.51)	1.53	2.39	6.20	6.50
Total from investment operations	1.77	(0.67)	1.19	2.05	5.84	6.08
Distributions from:
Net realized gain	(0.01)	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total distributions	(0.01)	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	1.76	(3.75)	(4.14)	(0.59)	3.91	4.15
Net asset value, ending	$23.63	$21.87	$25.62	$29.76	$30.35	$26.44
Total return (c)	8.08%	(2.87%)	4.09%	7.06%	23.81%	28.11%
Ratios to average net assets: (d)
Net investment income (loss)	0.32%(e)	(0.72%)(b)	(1.23%)	(1.12%)	(1.30%)	(1.64%)
Total expenses	2.18%(e)	2.16%	2.21%	2.19%	2.25%	2.33%
Net expenses	1.97%(e)	2.09%	2.21%	2.19%	2.25%	2.33%
Portfolio turnover	100%	199%	74%	81%	73%	63%
Net assets, ending (in thousands)	$21,175	$22,885	$29,837	$27,588	$25,311	$18,630
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.00% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Equity and Allocation Funds	86	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Mid-Cap Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$34.38	$38.05	$41.19	$40.50	$34.18	$27.94
Income from investment operations:
Net investment income (loss)	0.26	0.19(b)	0.06	0.10	0.03	(0.05)
Net realized and unrealized gain (loss)	2.70	(0.78)	2.13	3.23	8.22	8.22
Total from investment operations	2.96	(0.59)	2.19	3.33	8.25	8.17
Distributions from:
Net investment income	(0.30)	—	—	—	—	—
Net realized gain	(0.01)	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total distributions	(0.31)	(3.08)	(5.33)	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	2.65	(3.67)	(3.14)	0.69	6.32	6.24
Net asset value, ending	$37.03	$34.38	$38.05	$41.19	$40.50	$34.18
Total return (c)	8.63%	(1.64%)	5.53%	8.53%	25.55%	30.00%
Ratios to average net assets: (d)
Net investment income (loss)	1.43%(e)	0.55%(b)	0.14%	0.24%	0.08%	(0.16%)
Total expenses	0.88%(e)	0.86%	0.83%	0.82%	0.85%	0.88%
Net expenses	0.86%(e)	0.84%	0.83%	0.82%	0.85%	0.86%
Portfolio turnover	100%	199%	74%	81%	73%	63%
Net assets, ending (in thousands)	$72,250	$166,759	$236,228	$156,677	$130,705	$83,181
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.00% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Equity and Allocation Funds	87	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$15.49	$15.62	$16.51	$16.44	$13.49	$11.84
Income from investment operations:
Net investment income	0.04	0.34(b)	0.18	0.15	0.08	0.12
Net realized and unrealized gain (loss)	0.46	(0.33)	(0.97)	0.02	2.98	1.68
Total from investment operations	0.50	0.01	(0.79)	0.17	3.06	1.80
Distributions from:
Net investment income	(0.40)	(0.14)	(0.10)	(0.10)	(0.11)	(0.15)
Total distributions	(0.40)	(0.14)	(0.10)	(0.10)	(0.11)	(0.15)
Total increase (decrease) in net asset value	0.10	(0.13)	(0.89)	0.07	2.95	1.65
Net asset value, ending	$15.59	$15.49	$15.62	$16.51	$16.44	$13.49
Total return (c)	3.42%	0.04%	(4.78%)	0.99%	22.82%	15.34%
Ratios to average net assets: (d)
Net investment income	0.57%(e)	2.20%(b)	1.08%	0.88%	0.52%	0.96%
Total expenses	1.60%(e)	1.62%	1.67%	1.66%	1.76%	1.84%
Net expenses	1.36%(e)	1.38%	1.54%	1.66%	1.76%	1.80%
Portfolio turnover	101%	94%	97%	82%	40%	43%
Net assets, ending (in thousands)	$125,992	$156,757	$167,225	$263,718	$242,464	$183,588
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.013 per share and 0.08% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	88	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$13.31	$13.47	$14.27	$14.26	$11.71	$10.26
Income from investment operations:
Net investment income (loss)	(0.01)	0.19(b)	0.04	(0.01)	(0.05)	0.01
Net realized and unrealized gain (loss)	0.40	(0.28)	(0.84)	0.02	2.60	1.45
Total from investment operations	0.39	(0.09)	(0.80)	0.01	2.55	1.46
Distributions from:
Net investment income	(0.27)	(0.07)	—	—	—	(0.01)
Total distributions	(0.27)	(0.07)	—	—	—	(0.01)
Total increase (decrease) in net asset value	0.12	(0.16)	(0.80)	0.01	2.55	1.45
Net asset value, ending	$13.43	$13.31	$13.47	$14.27	$14.26	$11.71
Total return (c)	3.02%	(0.68%)	(5.61%)	0.07%	21.78%	14.23%
Ratios to average net assets: (d)
Net investment income (loss)	(0.17%)(e)	1.42%(b)	0.31%	(0.06%)	(0.40%)	0.05%
Total expenses	2.53%(e)	2.55%	2.58%	2.57%	2.65%	2.72%
Net expenses	2.12%(e)	2.14%	2.37%	2.57%	2.65%	2.69%
Portfolio turnover	101%	94%	97%	82%	40%	43%
Net assets, ending (in thousands)	$12,612	$13,613	$15,997	$17,173	$17,746	$15,922
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.011 per share and 0.08% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	89	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$16.53	$16.73	$17.68	$17.69	$14.52	$12.70
Income from investment operations:
Net investment income	0.07	0.44(b)	0.30	0.28	0.17	0.24
Net realized and unrealized gain (loss)	0.50	(0.36)	(1.05)	0.02	3.24	1.79
Total from investment operations	0.57	0.08	(0.75)	0.30	3.41	2.03
Distributions from:
Net investment income	(0.51)	(0.28)	(0.20)	(0.31)	(0.24)	(0.21)
Total distributions	(0.51)	(0.28)	(0.20)	(0.31)	(0.24)	(0.21)
Total increase (decrease) in net asset value	0.06	(0.20)	(0.95)	(0.01)	3.17	1.82
Net asset value, ending	$16.59	$16.53	$16.73	$17.68	$17.69	$14.52
Total return (c)	3.59%	0.41%	(4.27%)	1.64%	23.74%	16.16%
Ratios to average net assets: (d)
Net investment income	0.82%(e)	2.67%(b)	1.68%	1.53%	1.07%	1.71%
Total expenses	1.07%(e)	1.04%	1.03%	1.02%	1.06%	1.09%
Net expenses	0.96%(e)	0.95%	0.98%	1.02%	1.06%	1.06%
Portfolio turnover	101%	94%	97%	82%	40%	43%
Net assets, ending (in thousands)	$77,748	$140,129	$147,614	$92,318	$82,499	$101,203
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.014 per share and 0.09% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	90	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Opportunities Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012
Net asset value, beginning	$14.78	$14.58	$16.42	$15.76	$12.59	$10.57
Income from investment operations:
Net investment income (loss)	(0.02)	0.15(b)	0.14	0.15	0.14	0.13
Net realized and unrealized gain (loss)	0.98	0.63	(0.83)	0.66	3.19	2.01
Total from investment operations	0.96	0.78	(0.69)	0.81	3.33	2.14
Distributions from:
Net investment income	(0.15)	(0.11)	(0.18)	(0.15)	(0.16)	(0.12)
Net realized gain	—	(0.47)	(0.97)	—	—	—
Total distributions	(0.15)	(0.58)	(1.15)	(0.15)	(0.16)	(0.12)
Total increase (decrease) in net asset value	0.81	0.20	(1.84)	0.66	3.17	2.02
Net asset value, ending	$15.59	$14.78	$14.58	$16.42	$15.76	$12.59
Total return (c)	6.62%	5.49%	(4.32%)	5.14%	26.70%	20.52%
Ratios to average net assets: (d)
Net investment income (loss)	(0.25%)(e)	1.07%(b)	0.88%	0.88%	1.04%	1.10%
Total expenses	1.41%(e)	1.49%	1.69%	1.85%	2.13%	2.35%
Net expenses	1.41%(e)	1.46%	1.66%	1.66%	1.66%	1.66%
Portfolio turnover	120%	52%	51%	56%	42%	56%
Net assets, ending (in thousands)	$43,072	$107,429	$99,908	$50,540	$45,563	$27,406
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.04% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	91	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Opportunities Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012
Net asset value, beginning	$14.43	$14.28	$16.08	$15.44	$12.30	$10.32
Income from investment operations:
Net investment income (loss)	(0.07)	0.01(b)	(0.03)	(0.01)	0.02	0.04
Net realized and unrealized gain (loss)	0.96	0.61	(0.76)	0.66	3.14	1.95
Total from investment operations	0.89	0.62	(0.79)	0.65	3.16	1.99
Distributions from:
Net investment income	(0.01)	—	(0.04)	(0.01)	(0.02)	(0.01)
Net realized gain	—	(0.47)	(0.97)	—	—	—
Total distributions	(0.01)	(0.47)	(1.01)	(0.01)	(0.02)	(0.01)
Total increase (decrease) in net asset value	0.88	0.15	(1.80)	0.64	3.14	1.98
Net asset value, ending	$15.31	$14.43	$14.28	$16.08	$15.44	$12.30
Total return (c)	6.10%	4.46%	(5.09%)	4.20%	25.70%	19.31%
Ratios to average net assets: (d)
Net investment income (loss)	(0.99%)(e)	0.04%(b)	(0.18%)	(0.08%)	0.17%	0.30%
Total expenses	2.60%(e)	2.67%	2.72%	2.81%	3.27%	3.65%
Net expenses	2.34%(e)	2.44%	2.50%	2.50%	2.50%	2.50%
Portfolio turnover	120%	52%	51%	56%	42%	56%
Net assets, ending (in thousands)	$4,989	$5,037	$5,030	$4,605	$3,282	$2,363
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.04% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	92	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Opportunities Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012
Net asset value, beginning	$14.56	$14.38	$16.19	$15.54	$12.37	$10.36
Income from investment operations:
Net investment income	0.02	0.19(b)	0.19	0.20	0.25	0.21
Net realized and unrealized gain (loss)	0.95	0.63	(0.80)	0.66	3.10	1.93
Total from investment operations	0.97	0.82	(0.61)	0.86	3.35	2.14
Distributions from:
Net investment income	(0.21)	(0.17)	(0.23)	(0.21)	(0.18)	(0.13)
Net realized gain	—	(0.47)	(0.97)	—	—	—
Total distributions	(0.21)	(0.64)	(1.20)	(0.21)	(0.18)	(0.13)
Total increase (decrease) in net asset value	0.76	0.18	(1.81)	0.65	3.17	2.01
Net asset value, ending	$15.32	$14.56	$14.38	$16.19	$15.54	$12.37
Total return (c)	6.82%	5.84%	(3.86%)	5.58%	27.43%	20.89%
Ratios to average net assets: (d)
Net investment income	0.33%(e)	1.35%(b)	1.22%	1.24%	1.76%	1.76%
Total expenses	1.09%(e)	1.17%	1.15%	1.18%	1.43%	1.70%
Net expenses	1.09%(e)	1.16%	1.15%	1.18%	1.20%	1.20%
Portfolio turnover	120%	52%	51%	56%	42%	56%
Net assets, ending (in thousands)	$88,570	$69,319	$40,833	$32,079	$24,130	$8,771
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.008 per share and 0.06% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	93	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Small-Cap Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$21.76	$22.04	$22.98	$24.58	$19.36	$15.15
Income from investment operations:
Net investment income (loss)	(0.01)	0.03(b)	0.04	(0.07)	(0.01)	0.20
Net realized and unrealized gain (loss)	3.11	1.53	1.80	1.19	6.02	4.05
Total from investment operations	3.10	1.56	1.84	1.12	6.01	4.25
Distributions from:
Net investment income	—	(0.01)	—(c)	—	(0.25)	(0.04)
Net realized gain	(0.33)	(1.83)	(2.78)	(2.72)	(0.54)	—
Total distributions	(0.33)	(1.84)	(2.78)	(2.72)	(0.79)	(0.04)
Total increase (decrease) in net asset value	2.77	(0.28)	(0.94)	(1.60)	5.22	4.21
Net asset value, ending	$24.53	$21.76	$22.04	$22.98	$24.58	$19.36
Total return (d)	14.29%	7.66%	8.18%	4.69%	32.42%	28.12%
Ratios to average net assets: (e)
Net investment income (loss)	(0.08%)(f)	0.12%(b)	0.19%	(0.28%)	(0.05%)	1.13%
Total expenses	1.35%(f)	1.42%	1.52%	1.61%	1.67%	1.78%
Net expenses	1.35%(f)	1.37%	1.37%	1.53%	1.67%	1.69%
Portfolio turnover	100%	150%	59%	103%	82%	3%
Net assets, ending (in thousands)	$135,548	$170,294	$154,728	$134,128	$129,407	$95,189
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.

Calvert Equity and Allocation Funds	94	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Small-Cap Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$19.30	$19.88	$21.12	$22.98	$18.08	$14.25
Income from investment operations:
Net investment income (loss)	(0.09)	(0.12)(b)	(0.12)	(0.23)	(0.17)	0.03
Net realized and unrealized gain (loss)	2.75	1.37	1.66	1.09	5.65	3.80
Total from investment operations	2.66	1.25	1.54	0.86	5.48	3.83
Distributions from:
Net investment income	—	—	—	—	(0.04)	—
Net realized gain	(0.33)	(1.83)	(2.78)	(2.72)	(0.54)	—
Total distributions	(0.33)	(1.83)	(2.78)	(2.72)	(0.58)	—
Total increase (decrease) in net asset value	2.33	(0.58)	(1.24)	(1.86)	4.90	3.83
Net asset value, ending	$21.63	$19.30	$19.88	$21.12	$22.98	$18.08
Total return (c)	13.82%	6.89%	7.38%	3.81%	31.35%	26.88%
Ratios to average net assets: (d)
Net investment income (loss)	(0.84%)(e)	(0.63%)(b)	(0.56%)	(1.06%)	(0.86%)	0.19%
Total expenses	2.21%(e)	2.31%	2.36%	2.38%	2.49%	2.64%
Net expenses	2.12%(e)	2.12%	2.12%	2.31%	2.49%	2.64%
Portfolio turnover	100%	150%	59%	103%	82%	3%
Net assets, ending (in thousands)	$18,304	$16,842	$15,887	$14,156	$13,726	$9,907
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	95	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Small-Cap Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)	2012 (a)
Net asset value, beginning	$23.18	$23.34	$24.14	$25.56	$20.06	$15.80
Income from investment operations:
Net investment income	0.05	0.13(b)	0.16	0.08	0.16	0.35
Net realized and unrealized gain (loss)	3.32	1.63	1.90	1.22	6.24	4.21
Total from investment operations	3.37	1.76	2.06	1.30	6.40	4.56
Distributions from:
Net investment income	(0.02)	(0.09)	(0.08)	—	(0.36)	(0.30)
Net realized gain	(0.33)	(1.83)	(2.78)	(2.72)	(0.54)	—
Total distributions	(0.35)	(1.92)	(2.86)	(2.72)	(0.90)	(0.30)
Total increase (decrease) in net asset value	3.02	(0.16)	(0.80)	(1.42)	5.50	4.26
Net asset value, ending	$26.20	$23.18	$23.34	$24.14	$25.56	$20.06
Total return (c)	14.56%	8.15%	8.72%	5.27%	33.43%	29.11%
Ratios to average net assets: (d)
Net investment income	0.36%(e)	0.58%(b)	0.64%	0.33%	0.71%	1.88%
Total expenses	0.92%(e)	0.94%	0.91%	0.95%	0.98%	1.03%
Net expenses	0.90%(e)	0.92%	0.91%	0.92%	0.92%	0.92%
Portfolio turnover	100%	150%	59%	103%	82%	3%
Net assets, ending (in thousands)	$90,112	$96,664	$61,669	$54,563	$46,198	$26,129
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.

Calvert Equity and Allocation Funds	96	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Emerging Markets Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years or Period Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)(b)
Net asset value, beginning	$12.94	$10.90	$13.15	$13.34	$12.00
Income from investment operations:
Net investment income (loss)	(0.01)	0.08(c)	0.11	0.08	0.13
Net realized and unrealized gain (loss)	0.73	2.06	(1.92)	0.46	1.34
Total from investment operations	0.72	2.14	(1.81)	0.54	1.47
Distributions from:
Net investment income	(0.07)	(0.10)	(0.03)	(0.04)	(0.13)
Net realized gain	—	—	(0.41)	(0.69)	—
Total distributions	(0.07)	(0.10)	(0.44)	(0.73)	(0.13)
Total increase (decrease) in net asset value	0.65	2.04	(2.25)	(0.19)	1.34
Net asset value, ending	$13.59	$12.94	$10.90	$13.15	$13.34
Total return (d)	5.60%	19.75%	(14.18%)	4.19%	12.30%
Ratios to average net assets: (e)
Net investment income (loss)	(0.15%)(f)	0.66%(c)	0.84%	0.57%	1.16% (f)
Total expenses	1.80%(f)	1.95%	2.18%	2.22%	3.03% (f)
Net expenses	1.27%(f)	1.47%	1.75%	1.78%	1.78% (f)
Portfolio turnover	30%	32%	66%	95%	74%
Net assets, ending (in thousands)	$27,787	$39,343	$23,569	$20,628	$6,337
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	From October 29, 2012 inception.
(c)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.03% of average net assets.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Equity and Allocation Funds	97	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Emerging Markets Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years or Period Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)(b)
Net asset value, beginning	$12.76	$10.74	$13.05	$13.34	$12.00
Income from investment operations:
Net investment income (loss)	(0.05)	—(c)	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	0.71	2.03	(1.87)	0.45	1.37
Total from investment operations	0.66	2.03	(1.90)	0.40	1.36
Distributions from:
Net investment income	(0.02)	(0.01)	—	—	(0.02)
Net realized gain	—	—	(0.41)	(0.69)	—
Total distributions	(0.02)	(0.01)	(0.41)	(0.69)	(0.02)
Total increase (decrease) in net asset value	0.64	2.02	(2.31)	(0.29)	1.34
Net asset value, ending	$13.40	$12.76	$10.74	$13.05	$13.34
Total return (d)	5.16%	18.94%	(14.98%)	3.10%	11.38%
Ratios to average net assets: (e)
Net investment income (loss)	(0.79%)(f)	0.02%(c)	(0.23%)	(0.41%)	(0.09%)(f)
Total expenses	4.31%(f)	4.44%	5.00%	4.36%	100.72%(f)
Net expenses	2.02%(f)	2.21%	2.70%	2.78%	2.78%(f)
Portfolio turnover	30%	32%	66%	95%	74%
Net assets, ending (in thousands)	$1,433	$994	$566	$610	$133
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	From October 29, 2012 inception.
(c)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.03% of average net assets.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Equity and Allocation Funds	98	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Emerging Markets Equity Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years or Period Ended
		September 30,
Class I Shares		2016 (a)	2015 (a)	2014 (a)	2013 (a)(b)
Net asset value, beginning	$13.06	$10.99	$13.26	$13.49	$12.00
Income from investment operations:
Net investment income	0.02	0.12(c)	0.14	0.10	0.19
Net realized and unrealized gain (loss)	0.71	2.09	(1.93)	0.48	1.33
Total from investment operations	0.73	2.21	(1.79)	0.58	1.52
Distributions from:
Net investment income	(0.10)	(0.14)	(0.07)	(0.12)	(0.03)
Net realized gain	—	—	(0.41)	(0.69)	—
Total distributions	(0.10)	(0.14)	(0.48)	(0.81)	(0.03)
Total increase (decrease) in net asset value	0.63	2.07	(2.27)	(0.23)	1.49
Net asset value, ending	$13.69	$13.06	$10.99	$13.26	$13.49
Total return (d)	5.80%	20.31%	(13.92%)	4.49%	12.73%
Ratios to average net assets: (e)
Net investment income	0.29%(f)	1.06%(c)	1.12%	0.78%	1.61%(f)
Total expenses	1.34%(f)	1.41%	1.48%	1.42%	1.65%(f)
Net expenses	0.92%(f)	1.12%	1.40%	1.42%	1.43%(f)
Portfolio turnover	30%	32%	66%	95%	74%
Net assets, ending (in thousands)	$79,337	$58,259	$39,101	$33,721	$33,053
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From October 29, 2012 inception.
(c)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.03% of average net assets.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.

Calvert Equity and Allocation Funds	99	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Conservative Allocation Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014	2013 (a)	2012
Net asset value, beginning	$16.48	$16.59	$17.22	$16.88	$16.45	$15.01
Income from investment operations:
Net investment income	0.19	0.31	0.30	0.29	0.38	0.40
Net realized and unrealized gain (loss)	0.32	0.55	0.05	0.83	0.74	1.65
Total from investment operations	0.51	0.86	0.35	1.12	1.12	2.05
Distributions from:
Net investment income	(0.24)	(0.30)	(0.29)	(0.29)	(0.39)	(0.40)
Net realized gain	(0.14)	(0.67)	(0.69)	(0.49)	(0.30)	(0.21)
Total distributions	(0.38)	(0.97)	(0.98)	(0.78)	(0.69)	(0.61)
Total increase (decrease) in net asset value	0.13	(0.11)	(0.63)	0.34	0.43	1.44
Net asset value, ending	$16.61	$16.48	$16.59	$17.22	$16.88	$16.45
Total return (b)	3.17%	5.42%	2.01%	6.78%	7.07%	13.96%
Ratios to average net assets: (c)
Net investment income	2.37%(e)	1.90%	1.76%	1.71%	2.31%	2.53%
Total expenses (d)	0.55%(e)	0.67%	0.69%	0.68%	0.68%	0.77%
Net expenses (d)	0.44%(e)	0.44%	0.44%	0.44%	0.44%	0.44%
Portfolio turnover	31%	61%	8%	17%	31%	26%
Net assets, ending (in thousands)	$126,088	$131,576	$112,881	$92,150	$73,305	$53,431
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Amounts do not include the expenses of the Underlying Funds.
(e)	Annualized.

Calvert Equity and Allocation Funds	100	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Conservative Allocation Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014	2013 (a)	2012
Net asset value, beginning	$16.28	$16.40	$17.06	$16.74	$16.32	$14.90
Income from investment operations:
Net investment income	0.13	0.17	0.13	0.13	0.21	0.24
Net realized and unrealized gain (loss)	0.32	0.55	0.06	0.81	0.74	1.62
Total from investment operations	0.45	0.72	0.19	0.94	0.95	1.86
Distributions from:
Net investment income	(0.16)	(0.17)	(0.16)	(0.13)	(0.23)	(0.23)
Net realized gain	(0.14)	(0.67)	(0.69)	(0.49)	(0.30)	(0.21)
Total distributions	(0.30)	(0.84)	(0.85)	(0.62)	(0.53)	(0.44)
Total increase (decrease) in net asset value	0.15	(0.12)	(0.66)	0.32	0.42	1.42
Net asset value, ending	$16.43	$16.28	$16.40	$17.06	$16.74	$16.32
Total return (b)	2.80%	4.57%	1.03%	5.71%	6.02%	12.73%
Ratios to average net assets: (c)
Net investment income	1.62%(e)	1.07%	0.76%	0.73%	1.30%	1.45%
Total expenses (d)	1.33%(e)	1.46%	1.44%	1.40%	1.44%	1.51%
Net expenses (d)	1.19%(e)	1.27%	1.44%	1.40%	1.44%	1.51%
Portfolio turnover	31%	61%	8%	17%	31%	26%
Net assets, ending (in thousands)	$34,038	$34,334	$29,932	$25,263	$20,675	$15,209
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Amounts do not include the expenses of the Underlying Funds.
(e)	Annualized.

Calvert Equity and Allocation Funds	101	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Conservative Allocation Fund
	Six Months Ended	Period Ended
	March 31, 2017 (a)	September 30,
Class I Shares	(Unaudited)	2016 (a)(b)
Net asset value, beginning	$16.48	$16.07
Income from investment operations:
Net investment income	0.27	0.11
Net realized and unrealized gain (loss)	0.26	0.43
Total from investment operations	0.53	0.54
Distributions from:
Net investment income	(0.28)	(0.13)
Net realized gain	(0.14)	—
Total distributions	(0.42)	(0.13)
Total increase (decrease) in net asset value	0.11	0.41
Net asset value, ending	$16.59	$16.48
Total return (c)	3.29%	3.40%
Ratios to average net assets: (d)
Net investment income	3.24%(f)	1.93%(f)
Total expenses (e)	1.24%(f)	0.97%(f)
Net expenses (e)	0.09%(f)	0.09%(f)
Portfolio turnover	31%	61%
Net assets, ending (in thousands)	$2,024	$1,034
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From May 20, 2016 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Amounts do not include the income or expenses of the Underlying Funds.
(f)	Annualized.
Calvert Equity and Allocation Funds	102	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Moderate Allocation Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014	2013	2012
Net asset value, beginning	$17.86	$18.84	$19.80	$19.04	$16.89	$14.51
Income from investment operations:
Net investment income	0.23	0.25	0.23	0.20	0.20	0.21
Net realized and unrealized gain (loss)	0.80	1.00	(0.04)	1.34	2.14	2.36
Total from investment operations	1.03	1.25	0.19	1.54	2.34	2.57
Distributions from:
Net investment income	(0.36)	(0.24)	(0.21)	(0.19)	(0.19)	(0.19)
Net realized gain	(0.39)	(1.99)	(0.94)	(0.59)	—	—
Total distributions	(0.75)	(2.23)	(1.15)	(0.78)	(0.19)	(0.19)
Total increase (decrease) in net asset value	0.28	(0.98)	(0.96)	0.76	2.15	2.38
Net asset value, ending	$18.14	$17.86	$18.84	$19.80	$19.04	$16.89
Total return (b)	5.96%	7.16%	0.86%	8.27%	14.02%	17.89%
Ratios to average net assets: (c)
Net investment income	2.63%(e)	1.43%	1.14%	1.01%	1.12%	1.28%
Total expenses (d)	0.54%(e)	0.73%	0.67%	0.64%	0.69%	0.72%
Net expenses (d)	0.44%(e)	0.56%	0.67%	0.64%	0.69%	0.72%
Portfolio turnover	27%	61%	8%	10%	27%	25%
Net assets, ending (in thousands)	$201,899	$203,907	$189,372	$172,244	$143,215	$117,550
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Amounts do not include the expenses of the Underlying Funds.
(e)	Annualized.

Calvert Equity and Allocation Funds	103	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Moderate Allocation Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014	2013	2012
Net asset value, beginning	$17.11	$18.16	$19.19	$18.55	$16.52	$14.26
Income from investment operations:
Net investment income	0.16	0.11	0.07	0.09	0.09	0.09
Net realized and unrealized gain (loss)	0.76	0.97	(0.02)	1.26	2.08	2.31
Total from investment operations	0.92	1.08	0.05	1.35	2.17	2.40
Distributions from:
Net investment income	(0.33)	(0.14)	(0.14)	(0.12)	(0.14)	(0.14)
Net realized gain	(0.39)	(1.99)	(0.94)	(0.59)	—	—
Total distributions	(0.72)	(2.13)	(1.08)	(0.71)	(0.14)	(0.14)
Total increase (decrease) in net asset value	0.20	(1.05)	(1.03)	0.64	2.03	2.26
Net asset value, ending	$17.31	$17.11	$18.16	$19.19	$18.55	$16.52
Total return (b)	5.56%	6.37%	0.09%	7.44%	13.21%	16.96%
Ratios to average net assets: (c)
Net investment income	1.86%(e)	0.68%	0.37%	0.28%	0.38%	0.55%
Total expenses (d)	1.32%(e)	1.51%	1.42%	1.38%	1.42%	1.45%
Net expenses (d)	1.19%(e)	1.32%	1.42%	1.38%	1.42%	1.45%
Portfolio turnover	27%	61%	8%	10%	27%	25%
Net assets, ending (in thousands)	$41,991	$42,695	$40,560	$37,326	$31,242	$24,869
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Amounts do not include the expenses of the Underlying Funds.
(e)	Annualized.

Calvert Equity and Allocation Funds	104	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Moderate Allocation Fund
	Six Months Ended	Period Ended
	March 31, 2017 (a)	September 30,
Class I Shares	(Unaudited)	2016 (a)(b)
Net asset value, beginning	$17.85	$17.10
Income from investment operations:
Net investment income	0.21	0.07
Net realized and unrealized gain (loss)	0.86	0.76
Total from investment operations	1.07	0.83
Distributions from:
Net investment income	(0.38)	(0.08)
Net realized gain	(0.39)	—
Total distributions	(0.77)	(0.08)
Total increase (decrease) in net asset value	0.30	0.75
Net asset value, ending	$18.15	$17.85
Total return (c)	6.18%	4.86%
Ratios to average net assets: (d)
Net investment income	2.43%(f)	1.06%(f)
Total expenses (e)	0.51%(f)	0.54%(f)
Net expenses (e)	0.09%(f)	0.09%(f)
Portfolio turnover	27%	61%
Net assets, ending (in thousands)	$8,027	$1,049
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From May 20, 2016 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Amounts do not include the expenses of the Underlying Funds.
(f)	Annualized.
Calvert Equity and Allocation Funds	105	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Aggressive Allocation Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016 (a)	2015 (a)	2014 (a)	2013	2012
Net asset value, beginning	$18.12	$19.32	$20.68	$19.38	$16.15	$13.47
Income from investment operations:
Net investment income	0.24	0.19	0.21	0.18	0.11	0.12
Net realized and unrealized gain (loss)	1.20	1.25	(0.08)	1.70	3.23	2.68
Total from investment operations	1.44	1.44	0.13	1.88	3.34	2.80
Distributions from:
Net investment income	(0.36)	(0.15)	(0.21)	(0.18)	(0.11)	(0.12)
Net realized gain	(0.54)	(2.49)	(1.28)	(0.40)	—	—
Total distributions	(0.90)	(2.64)	(1.49)	(0.58)	(0.11)	(0.12)
Total increase (decrease) in net asset value	0.54	(1.20)	(1.36)	1.30	3.23	2.68
Net asset value, ending	$18.66	$18.12	$19.32	$20.68	$19.38	$16.15
Total return (b)	8.25%	8.03%	0.41%	9.85%	20.82%	20.88%
Ratios to average net assets: (c)
Net investment income	2.67%(e)	1.10%	1.04%	0.88%	0.62%	0.80%
Total expenses (d)	0.64%(e)	0.78%	0.77%	0.76%	0.81%	0.86%
Net expenses (d)	0.43%(e)	0.43%	0.43%	0.43%	0.43%	0.43%
Portfolio turnover	30%	62%	10%	15%	31%	24%
Net assets, ending (in thousands)	$105,907	$103,539	$93,928	$83,009	$72,318	$60,495
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Amounts do not include the expenses of the Underlying Funds.
(e)	Annualized.

Calvert Equity and Allocation Funds	106	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Aggressive Allocation Fund
	Six Months Ended March 31, 2017 (a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016 (a)	2015 (a)	2014 (a)	2013	2012
Net asset value, beginning	$15.85	$17.21	$18.71	$17.71	$14.89	$12.57
Income from investment operations:
Net investment income (loss)	0.15	0.03	(0.01)	(0.06)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.05	1.10	(0.07)	1.58	2.93	2.50
Total from investment operations	1.20	1.13	(0.08)	1.52	2.88	2.43
Distributions from:
Net investment income	(0.34)	—	(0.14)	(0.12)	(0.06)	(0.11)
Net realized gain	(0.54)	(2.49)	(1.28)	(0.40)	—	—
Total distributions	(0.88)	(2.49)	(1.42)	(0.52)	(0.06)	(0.11)
Total increase (decrease) in net asset value	0.32	(1.36)	(1.50)	1.00	2.82	2.32
Net asset value, ending	$16.17	$15.85	$17.21	$18.71	$17.71	$14.89
Total return (b)	7.85%	7.06%	(0.72%)	8.66%	19.39%	19.43%
Ratios to average net assets: (c)
Net investment income (loss)	1.92%(e)	0.20%	(0.05%)	(0.30%)	(0.61%)	(0.46%)
Total expenses (d)	1.46%(e)	1.60%	1.55%	1.53%	1.63%	1.69%
Net expenses (d)	1.18%(e)	1.31%	1.55%	1.53%	1.63%	1.69%
Portfolio turnover	30%	62%	10%	15%	31%	24%
Net assets, ending (in thousands)	$17,580	$17,578	$16,400	$14,557	$11,234	$8,381
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Amounts do not include the expenses of the Underlying Funds.
(e)	Annualized.

Calvert Equity and Allocation Funds	107	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Aggressive Allocation Fund
	Six Months Ended	Period Ended
	March 31, 2017 (a)	September 30,
Class I Shares	(Unaudited)	2016 (a)(b)
Net asset value, beginning	$18.14	$17.17
Income from investment operations:
Net investment income	0.31	0.01
Net realized and unrealized gain (loss)	1.17	0.96
Total from investment operations	1.48	0.97
Distributions from:
Net investment income	(0.38)	—
Net realized gain	(0.54)	—
Total distributions	(0.92)	—
Total increase (decrease) in net asset value	0.56	0.97
Net asset value, ending	$18.70	$18.14
Total return (c)	8.45%	5.65%
Ratios to average net assets: (d)
Net investment income	3.38%(f)	0.19%(f)
Total expenses (e)	1.33%(f)	0.57%(f)
Net expenses (e)	0.08%(f)	0.08%(f)
Portfolio turnover	30%	62%
Net assets, ending (in thousands)	$2,044	$1,056
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From May 20, 2016 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Amounts do not include the expenses of the Underlying Funds.
(f)	Annualized.

Calvert Equity and Allocation Funds	108	Prospectus dated February 1, 2017 as revised December 11, 2017

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations and other issuers of securities deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert Research and Management seeks to invest in issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers. The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of operations and practices on the environment
•	Manage water scarcity and ensure efficient and equitable access to clean sources
•	Mitigate impact on all types of natural capital
•	Diminish climate-related risks and reduce carbon emissions
•	Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data
•	Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights
•	Promote diversity and gender equity across workplaces, marketplaces and communities
•	Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards
•	Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•	Provide responsible stewardship of capital in the best interests of shareholders and debtholders
•	Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity
•	Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy
•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners
•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Calvert’s commitment to these Principles signifies continuing focus on investing in issuers with superior responsibility and sustainability characteristics. The application of the Calvert Principles generally precludes investments in issuers that:

•	Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.
•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
•	Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
•	Demonstrate poor governance or engage in harmful or unethical practices.
•	Manufacture tobacco products.
•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.
Calvert Equity and Allocation Funds	109	Prospectus dated February 1, 2017 as revised December 11, 2017

•	Manufacture or have significant and direct involvement in the sale of firearms and/or ammunition.
•	Manufacture, design or sell weapons, or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
•	Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

An investment in a particular company or other issuer does not constitute Calvert’s endorsement or validation of the issuer, and the absence of a particular investment from a managed portfolio does not necessarily indicate that the issuer operates in a manner that is inconsistent with the Calvert Principles.

Calvert Equity and Allocation Funds	110	Prospectus dated February 1, 2017 as revised December 11, 2017

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares

The front-end sales charges applicable to purchases of Class A shares will be waived for:

•	Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A, Class B and Class C Shares

The CDSC payable on redemptions of Class A, Class B and Class C will be waived in connection with:

•	Shares sold on the death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in “How to Sell Shares”
•	Shares sold to return excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	The sale of Fund shares acquired pursuant to the Rights of Reinstatement as described above
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only)
•	An exchange for shares of another class of the same fund through a fee-based individual retirement account on the Merrill Lynch platform. In such circumstances, Merrill Lynch will remit the portion of the CDSC to be paid to the principal underwriter equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period

Calvert Equity and Allocation Funds	111	Prospectus dated February 1, 2017 as revised December 11, 2017

Front-end load Discounts Available: Discounts, Rights of Accumulation & Letters of Intent

Front-end sales charges may be subject to discounts, rights of accumulation and letters of intent as follows:

•	The front-end sales charge applicable to Class A shares may be subject to breakpoint discounts for purchases in excess of $50,000 for Class A as described under “Sales Charges”
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) through Merrill Lynch, over a 13-month period of time (if applicable)

Calvert Equity and Allocation Funds	112	Prospectus dated February 1, 2017 as revised December 11, 2017

To Open an Account:

800-368-2745

Performance and Prices:

www.calvert.com
24 hours, 7 days a week

Service for Existing Accounts:

Shareholders 800-368-2745
Brokers 800-368-2745

Regular Mail:

Calvert Funds
P.O. Box 219544
Kansas City, MO 64121-9544

Registered, Certified or

Overnight Mail:

Calvert Funds
c/o BFDS (DST Asset Manager Solutions, Inc. effective January 1, 2018)
330 West 9th Street
Kansas City, MO 64105-1514

Calvert Equity and Allocation Funds	113	Prospectus dated February 1, 2017 as revised December 11, 2017

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Funds
c/o Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
Telephone: 1-800-368-2745

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on the Calvert funds’ website at the following Internet address:

www.calvert.com

You can review and copy information about the Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-1520.

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.

Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investment Company Act file:

No. 811-03334 Calvert Social Investment Fund (Calvert Balanced Fund, Calvert Equity Fund, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)

No. 811- 06563 Calvert World Values Fund, Inc. (Calvert International Equity Fund, Calvert Mid-Cap Fund, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund)

No. 811-10045 Calvert Impact Fund, Inc. (Calvert Small-Cap Fund) No. 811-22212

24127 12.11.17

Printed on recycled paper using soy or vegetable inks

Calvert Income Fund

Class A Shares - CFICX Class C Shares - CIFCX Class I Shares - CINCX

Calvert Short Duration Income Fund

Class A Shares - CSDAX Class C Shares - CDICX Class I Shares - CDSIX

Calvert Long-Term Income Fund

Class A Shares - CLDAX Class I Shares - CLDIX

Calvert Ultra-Short Duration Income Fund

(formerly Calvert Ultra-Short Income Fund)

Class A Shares - CULAX Class I Shares - CULIX Class R6 Shares - CULRX

Calvert High Yield Bond Fund

Class A Shares - CYBAX Class C Shares - CHBCX Class I Shares - CYBIX

Calvert Bond Fund

(formerly Calvert Bond Portfolio)

Class A Shares - CSIBX Class C Shares - CSBCX Class I Shares - CBDIX Class R6 Shares - CBORX

Calvert Green Bond Fund

Class A Shares - CGAFX Class I Shares - CGBIX

Prospectus Dated
February 1, 2017
as revised December 11, 2017

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Fund Summaries	3
Calvert Income Fund	3
Calvert Short Duration Income Fund	8
Calvert Long-Term Income Fund	13
Calvert Ultra-Short Duration Income Fund	18
Calvert High Yield Bond Fund	24
Calvert Bond Fund	29
Calvert Green Bond Fund	35
More Information On Investment Objective, Investment Strategies and Risks	40
Portfolio Holdings	43
About Responsible Investing	43
High Social Impact Investments Program	44
Management of Fund Investments	44
About Calvert Research and Management	44
Portfolio Managers	45
Advisory Fees	45
Administrative Fees	46
Sub-Transfer Agency and Related Services	46
Valuing Shares	46
Purchasing Shares	47
Sales Charges	50
Redeeming Shares	53
Shareholder Account Features	54
Additional Tax Information	56
Glossary of Certain Investment Risks	57
Financial Highlights	59
Calvert Income Fund	59
Calvert Short Duration Income Fund	62
Calvert Long-Term Income Fund	65
Calvert Ultra-Short Duration Income Fund	67
Calvert High Yield Bond Fund	69
Calvert Bond Fund	72
Calvert Green Bond Fund	75
Appendix A: The Calvert Principles for Responsible Investment	77
Appendix B: Financial Intermediary Sales Charge Variations	79

Calvert Income Funds	2	Prospectus dated February 1, 2017 as revised December 11, 2017

Fund Summaries

Calvert Income Fund

Investment Objective

The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.25%	0.27%	0.14%
Total annual fund operating expenses	1.02%	1.79%	0.66%
Less fee waiver and/or expense reimbursement(4)	(0.03)%	(0.05)%	(0.02)%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.99%	1.74%	0.64%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.99% for Class A shares, 1.74% for Class C shares and 0.64% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.
(5)	The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$472	$685	$914	$1,573	$472	$685	$914	$1,573
Class C shares	$277	$558	$965	$2,101	$177	$558	$965	$2,101
Class I shares	$65	$209	$366	$821	$65	$209	$366	$821

Calvert Income Funds	3	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 155% of its portfolio’s average value.

Principal Investment Strategies

The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation strategies in their management of the Fund. The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objectives. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment (a copy of which is included as an appendix to the Fund’s Prospectus), which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets may experience periods of relatively high volatility due to rising U.S. Treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to (i) raise the target fed funds rate over the last two years and (ii) slowly unwind its quantitative easing program, and the possibility that it may continue with either or both policies going forward, among other factors, markets could experience increased volatility, which could negatively impact the Fund’s performance.

Calvert Income Funds	4	Prospectus dated February 1, 2017 as revised December 11, 2017

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Such defaults may reduce the value of Fund shares and income distributions. Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments. The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices. Illiquid securities also may be difficult to value.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (those rated “D” by S&P or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the investment adviser. When the Fund purchases unrated securities, it will depend on the investment adviser’s analysis of credit risk without the assessment of a rating agency. The credit risk of an unrated security will vary depending on its credit quality and whether it is supported by a credit enhancement.

Calvert Income Funds	5	Prospectus dated February 1, 2017 as revised December 11, 2017

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Calvert Income Funds	6	Prospectus dated February 1, 2017 as revised December 11, 2017

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 7.78% for the quarter ended June 30, 2009 and the lowest quarterly return was -7.73% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	1.65%	2.57%	2.93%
Class A Return After Taxes on Distributions	0.26%	1.31%	1.53%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.93%	1.41%	1.69%
Class C Return Before Taxes	3.79%	2.61%	2.60%
Class I Return Before Taxes	5.94%	3.94%	3.96%
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	5.63%	3.84%	5.31%

These returns reflect the maximum sales charge for Class A (3.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Calvert Income Funds	7	Prospectus dated February 1, 2017 as revised December 11, 2017

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions taken from a retirement plan account are taxable as ordinary income.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds	8	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Short Duration Income Fund

Investment Objective

The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	2.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.20%	0.20%	0.08%
Total annual fund operating expenses	0.91%	1.66%	0.54%
Less fee waiver and/or expense reimbursement(4)	(0.03)%	(0.02)%	(0.02)%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.88%	1.64%	0.52%
(1)	Class A shares purchased prior to April 10, 2017 at net asset value for accounts with $250,000 or more on which a finder’s fee has been paid are subject to a one year contingent deferred sales charge of 0.50%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.88% for Class A shares, 1.64% for Class C shares and 0.52% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.
(5)	The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$362	$554	$762	$1,361	$362	$554	$762	$1,361
Class C shares	$267	$521	$900	$1,964	$167	$521	$900	$1,964
Class I shares	$53	$171	$300	$675	$53	$171	$300	$675

Calvert Income Funds	9	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of its portfolio’s average value.

Principal Investment Strategies

The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

Under normal circumstances, the Fund’s average portfolio duration will range from one to three years.

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation strategies in their management of the Fund. The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objectives. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment (a copy of which is included as an appendix to the Fund’s Prospectus), which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets may experience periods of relatively high volatility due to rising U.S. Treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to (i) raise the target fed funds rate over the last two years and (ii) slowly unwind its quantitative easing program, and the

Calvert Income Funds	10	Prospectus dated February 1, 2017 as revised December 11, 2017 possibility that it may continue with either or both policies going forward, among other factors, markets could experience increased volatility, which could negatively impact the Fund’s performance.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Such defaults may reduce the value of Fund shares and income distributions. Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments. The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices. Illiquid securities also may be difficult to value.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (those rated “D” by S&P or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.

Calvert Income Funds	11	Prospectus dated February 1, 2017 as revised December 11, 2017

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the investment adviser. When the Fund purchases unrated securities, it will depend on the investment adviser’s analysis of credit risk without the assessment of a rating agency. The credit risk of an unrated security will vary depending on its credit quality and whether it is supported by a credit enhancement.

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Calvert Income Funds	12	Prospectus dated February 1, 2017 as revised December 11, 2017

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 5.03% for the quarter ended June 30, 2009 and the lowest quarterly return was -1.60% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.39%	1.66%	2.87%
Class A Return After Taxes on Distributions	-0.50%	0.83%	1.71%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.22%	0.91%	1.78%
Class C Return Before Taxes	1.48%	1.48%	2.38%
Class I Return Before Taxes	3.63%	2.77%	3.66%
Bloomberg Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	2.58%	2.45%	3.86%

These returns reflect the maximum sales charge for Class A (2.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Calvert Income Funds	13	Prospectus dated February 1, 2017 as revised December 11, 2017

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds	14	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Long-Term Income Fund

Investment Objective

The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class I
Management fees(2)	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.33%	19.06%
Total annual fund operating expenses	1.10%	19.58%
Less fee waiver and/or expense reimbursement(3)	(0.18)%	(19.03)%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.92%	0.55%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.92% for Class A shares and 0.55% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.
(4)	The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$465	$694	$942	$1,649	$465	$694	$942	$1,649
Class I shares	$56	$3,572	$6,137	$9,912	$56	$3,572	$6,137	$9,912

Calvert Income Funds	15	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 244% of its portfolio’s average value.

Principal Investment Strategies

The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

Under normal circumstances, the Fund will have a dollar-weighted average portfolio maturity of ten years or more.

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation strategies in their management of the Fund. The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objectives. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment (a copy of which is included as an appendix to the Fund’s Prospectus), which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets may experience periods of relatively high volatility due to rising U.S. Treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to (i) raise the target fed funds rate over the last two years and (ii) slowly unwind its quantitative easing program, and the

Calvert Income Funds	16	Prospectus dated February 1, 2017 as revised December 11, 2017 possibility that it may continue with either or both policies going forward, among other factors, markets could experience increased volatility, which could negatively impact the Fund’s performance.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Such defaults may reduce the value of Fund shares and income distributions. Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments. The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Portfolio Maturity Risk. Average weighted portfolio maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average portfolio maturity is weighted according to the dollar amounts invested in the various securities held by a fund. In general, the longer a fund’s average weighted portfolio maturity, the more its share price will fluctuate in response to changing interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices. Illiquid securities also may be difficult to value.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (those rated “D” by S&P or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the investment adviser. When the Fund purchases unrated securities, it will depend on the investment adviser’s

Calvert Income Funds	17	Prospectus dated February 1, 2017 as revised December 11, 2017 analysis of credit risk without the assessment of a rating agency. The credit risk of an unrated security will vary depending on its credit quality and whether it is supported by a credit enhancement.

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Calvert Income Funds	18	Prospectus dated February 1, 2017 as revised December 11, 2017

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 8.33% for the quarter ended September 30, 2009 and the lowest quarterly return was -6.82% for the quarter ended June 30, 2015.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.76%	3.76%	6.88%
Class A Return After Taxes on Distributions	0.00%	1.61%	4.48%
Class A Return After Taxes on Distributions and Sale of Class A Shares	1.76%	2.09%	4.48%
Class I Return Before Taxes	7.30%	4.79%	7.40%
Bloomberg Barclays Long U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	10.22%	5.20%	6.86%

These returns reflect the maximum sales charge for Class A (3.75%). Performance results for Class I shares prior to January 31, 2015 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Calvert Income Funds	19	Prospectus dated February 1, 2017 as revised December 11, 2017

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds	20	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Ultra-Short Duration Income Fund

Investment Objective

The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum sales charge (load) on purchases (as a % of offering price)	1.25%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class I	Class R6
Management fees(2)	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.25%	None	None
Other expenses(3)	0.19%	0.14%	0.14%
Total annual fund operating expenses	0.82%	0.52%	0.52%
Less fee waiver and/or expense reimbursement(4)	(0.05)%	(0.02)%(5)	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.77%	0.50%	0.50%
(1)	Class A shares purchased prior to April 10, 2017 at net asset value for accounts with $250,000 or more on which a finder’s fee has been paid are subject to a one year contingent deferred sales charge of 0.15%.
(2)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(3)	Estimated for Class R6.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.77% for Class A shares, 0.50% for Class I shares and 0.50% for Class R6 shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.
(5)	The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$203	$379	$570	$1,121	$203	$379	$570	$1,121
Class I shares	$51	$165	$289	$651	$51	$165	$289	$651
Class R6 shares	$51	$165	$289	$651	$51	$165	$289	$651

Calvert Income Funds	21	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of its portfolio’s average value.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a portfolio of floating-rate securities (e.g., corporate floating-rate securities) and securities with durations of less than or equal to one year. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund is not a money market fund and does not seek to maintain a stable net asset value.

Under normal circumstances, the Fund’s average portfolio duration will be less than one year. The Fund generally defines ultra-short duration securities as those with durations of less than or equal to one year.

The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

Under normal circumstances, the Fund will invest in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. The Fund’s investment in such securities is limited to 35% of its net assets.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation strategies in their management of the Fund. The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objectives. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment (a copy of which is included as an appendix to the Fund’s Prospectus), which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance

Calvert Income Funds	22	Prospectus dated February 1, 2017 as revised December 11, 2017 in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets may experience periods of relatively high volatility due to rising U.S. Treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to (i) raise the target fed funds rate over the last two years and (ii) slowly unwind its quantitative easing program, and the possibility that it may continue with either or both policies going forward, among other factors, markets could experience increased volatility, which could negatively impact the Fund’s performance.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Such defaults may reduce the value of Fund shares and income distributions. Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments. The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Because a significant portion of securities held by the Fund may have variable or floating interest rates, the amounts of the Fund’s monthly distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.

Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Lag Risk for Interest Payments. There may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment for a floating-rate security, which could harm or benefit the Fund, depending on the circumstances. For example, a floating-rate security that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates. In a declining interest rate environment, however, the Fund would benefit from the lag since the Fund would not immediately be impacted by a decline in interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where

Calvert Income Funds	23	Prospectus dated February 1, 2017 as revised December 11, 2017 investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices. Illiquid securities also may be difficult to value.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (those rated “D” by S&P or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the investment adviser. When the Fund purchases unrated securities, it will depend on the investment adviser’s analysis of credit risk without the assessment of a rating agency. The credit risk of an unrated security will vary depending on its credit quality and whether it is supported by a credit enhancement.

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Calvert Income Funds	24	Prospectus dated February 1, 2017 as revised December 11, 2017

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 3.25% for the quarter ended June 30, 2009 and the lowest quarterly return was -0.78% for the quarter ended September 30, 2011.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.60%	0.95%	2.25%
Class A Return After Taxes on Distributions	0.11%	0.57%	1.52%
Class A Return After Taxes on Distributions and Sale of Class A Shares	0.33%	0.56%	1.46%
Class I Return Before Taxes	2.22%	1.39%	2.47%
Class R6 Return Before Taxes	2.22%	1.39%	2.47%
Bloomberg Barclays 9-12 Months Short Treasury Index (reflects no deduction for fees, expenses or taxes)	0.79%	0.33%	1.39%

These returns reflect the maximum sales charge for Class A (1.25%). Performance results for Class R6 prior to October 3, 2017 (the Class R6 share’s inception date) reflect the performance of Class I shares without adjustment for any other differences in expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Calvert Income Funds	25	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since July 2012.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since March 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds	26	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert High Yield Bond Fund

Investment Objective

The Fund seeks high current income and capital appreciation, secondarily.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.33%	0.52%	0.15%
Total annual fund operating expenses	1.18%	2.12%	0.75%
Less fee waiver and/or expense reimbursement(4)	(0.11)%	(0.30)%	(0.02)%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.07%	1.82%	0.73%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.07% for Class A shares, 1.82% for Class C shares and 0.74% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.
(5)	The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$480	$725	$989	$1,744	$480	$725	$989	$1,744
Class C shares	$285	$635	$1,112	$2,428	$185	$635	$1,112	$2,428
Class I shares	$75	$238	$415	$928	$75	$238	$415	$928

Calvert Income Funds	27	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129% of its portfolio’s average value.

Principal Investment Strategies

The Fund invests primarily in high-yield, high-risk bonds, with varying maturities, including distressed securities that are in default, which are rated lower than investment grade (i.e., bonds rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”)). The Fund’s duration and maturity is managed tactically based on the Adviser’s outlook for the fixed-income markets. For its investments, the Fund seeks to identify high yield bonds of companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial condition gives them greater value relative to other companies in the high-yield market, providing the further potential for capital appreciation. Consequently, capital appreciation is a secondary objective of the Fund. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in high yield, high risk bonds, also known as “junk” bonds. For purposes of ratings restrictions, if securities are rated differently by two or more rating agencies, the lower rating is used. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities. In addition, the Fund may invest in foreign debt securities.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

Under certain market conditions, the Fund may opportunistically use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.

The Adviser actively manages the Fund’s investments and securities that may be bought and sold on a daily basis. The Adviser’s staff monitors the credit quality of securities held by the Fund and other securities available to the Fund.  Although the Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including “bottom up/top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services. The portfolio managers may also use sector rotation strategies in their management of the Fund. In conjunction with its financial analysis, investment decisions are made in consideration of the responsible investment criteria described below. The portfolio managers attempt to improve yield and preserve and enhance principal value through timely trading. The portfolio managers also consider the relative value of securities in the marketplace in making investment decisions.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment (a copy of which is included as an appendix to the Fund’s Prospectus), which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets may experience periods of relatively high volatility due to rising U.S. Treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to (i) raise the target fed funds rate over the last two years and (ii) slowly unwind its quantitative easing program, and the possibility that it may continue with either or both policies going forward, among other factors, markets could experience increased volatility, which could negatively impact the Fund’s performance.

Calvert Income Funds	28	Prospectus dated February 1, 2017 as revised December 11, 2017

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Such defaults may reduce the value of Fund shares and income distributions. Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments. The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices. Illiquid securities also may be difficult to value.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises). Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Defaulted Bonds Risk. For bonds in default (those rated “D” by S&P or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the investment adviser. When the Fund purchases unrated securities, it will depend on the investment adviser’s analysis of credit risk without the assessment of a rating agency. The credit risk of an unrated security will vary depending on its credit quality and whether it is supported by a credit enhancement.

Calvert Income Funds	29	Prospectus dated February 1, 2017 as revised December 11, 2017

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Calvert Income Funds	30	Prospectus dated February 1, 2017 as revised December 11, 2017

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 10.92% for the quarter ended June 30, 2009 and the lowest quarterly return was -14.17% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	7.50%	5.20%	5.43%
Class A Return After Taxes on Distributions	5.09%	2.62%	2.96%
Class A Return After Taxes on Distributions and Sale of Class A Shares	4.18%	2.87%	3.13%
Class C Return Before Taxes	9.87%	4.99%	5.31%
Class I Return Before Taxes	12.10%	6.40%	6.28%
BofA Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	17.49%	7.34%	7.34%

These returns reflect the maximum sales charge for Class A (3.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class C shares prior to October 31, 2011 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A.

The performance results prior to September 18, 2009, the commencement of operations date for the Fund, for Class A and Class I shares reflect the performance of Class A and Class I shares, respectively, of Calvert High Yield Bond Fund (“SMF High Yield”), a series of Summit Mutual Funds, Inc., that was reorganized into the Fund. In addition, performance results for Class A prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Michael W. Weilheimer, Vice President of CRM, has managed the Fund since December 31, 2016.

Raphael Leeman, Vice President of CRM, has managed the Fund since December 31, 2016.

Calvert Income Funds	31	Prospectus dated February 1, 2017 as revised December 11, 2017

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds	32	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Bond Fund

Investment Objective

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 36 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class R6
Management fees(3)	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.20%	1.00%	None	None
Other expenses(4)	0.21%	0.28%	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.75%	0.55%	0.55%
Less fee waiver and/or expense reimbursement(5)	0.00%	(0.12)%	(0.02)%(6)	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.88%	1.63%	0.53%	0.53%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Estimated for Class R6.
(5)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.88% for Class A shares, 1.63% for Class C shares, 0.53% for Class I shares and 0.53% for Class R6 shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.
(6)	The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$461	$645	$844	$1,419	$461	$645	$844	$1,419
Class C shares	$266	$539	$938	$2,053	$166	$539	$938	$2,053
Class I shares	$54	$174	$305	$687	$54	$174	$305	$687
Class R6 shares	$54	$174	$305	$687	$54	$174	$305	$687

Calvert Income Funds	33	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of its portfolio’s average value.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. At least 80% of the Fund’s net assets are invested in investment grade debt securities. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

The Fund may invest up to 20% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation strategies in their management of the Fund. The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objectives. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment (a copy of which is included as an appendix to the Fund’s Prospectus), which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets may experience periods of relatively high volatility due to rising U.S. Treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to (i) raise the target fed funds rate over the last two years and (ii) slowly unwind its quantitative easing program, and the

Calvert Income Funds	34	Prospectus dated February 1, 2017 as revised December 11, 2017 possibility that it may continue with either or both policies going forward, among other factors, markets could experience increased volatility, which could negatively impact the Fund’s performance.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Such defaults may reduce the value of Fund shares and income distributions. Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments. The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices. Illiquid securities also may be difficult to value.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (those rated “D” by S&P or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.

Calvert Income Funds	35	Prospectus dated February 1, 2017 as revised December 11, 2017

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the investment adviser. When the Fund purchases unrated securities, it will depend on the investment adviser’s analysis of credit risk without the assessment of a rating agency. The credit risk of an unrated security will vary depending on its credit quality and whether it is supported by a credit enhancement.

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Asset-Backed Security Risk. The value of investments in asset-backed securities is subject to interest rate risk and credit risk. Asset-backed securities are also subject to prepayment risk and extension risk.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could

Calvert Income Funds	36	Prospectus dated February 1, 2017 as revised December 11, 2017 have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 5.58% for the quarter ended September 30, 2009 and the lowest quarterly return was -3.66% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	-0.24%	2.11%	3.40%
Class A Return After Taxes on Distributions	-1.40%	0.96%	2.02%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-0.12%	1.12%	2.09%
Class C Return Before Taxes	1.72%	2.05%	2.96%
Class I Return Before Taxes	4.06%	3.45%	4.39%
Class R6 Return Before Taxes	4.06%	3.45%	4.39%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%

These returns reflect the maximum sales charge for Class A (3.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class R6 prior to October 3, 2017 (the Class R6 share’s inception date) reflect the performance of Class I shares without adjustment for any other differences in expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since January 2013.

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015.

Calvert Income Funds	37	Prospectus dated February 1, 2017 as revised December 11, 2017

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds	38	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Green Bond Fund

Investment Objective

The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 39 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class I
Management fees(2)	0.42%	0.42%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.43%	0.26%
Total annual fund operating expenses	1.10%	0.68%
Less fee waiver and/or expense reimbursement(3)	(0.25)%	(0.18)%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85%	0.50%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.85% for Class A shares and 0.50% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.
(4)	The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$459	$688	$935	$1,643	$459	$688	$935	$1,643
Class I shares	$51	$199	$361	$830	$51	$199	$361	$830

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 243% of its portfolio’s average value.

Calvert Income Funds	39	Prospectus dated February 1, 2017 as revised December 11, 2017

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in “green” bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund primarily invests in a broad range of fixed-income securities, including, but not limited to, corporate bonds, project bonds, U.S. government securities, taxable municipal securities and mortgage-backed or other asset backed-securities (“ABS”), including commercial mortgage-backed securities. The Fund may also invest in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

The Fund seeks to invest primarily in “green” investments. The Fund defines “green” investments to include securities of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of the Fund’s Adviser, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities.

The Fund may also invest in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investment criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may also use sector rotation strategies in their management of the Fund. The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objectives. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment (a copy of which is included as an appendix to the Fund’s Prospectus), which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

“Green” Investing Risk. Investing primarily in green investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. In addition, some green investments may be dependent on government tax incentives and subsidies, and on political support for certain environmental technologies and companies. The green sector may also have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market.

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets may experience periods of relatively high volatility due to rising U.S. Treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to (i)

Calvert Income Funds	40	Prospectus dated February 1, 2017 as revised December 11, 2017 raise the target fed funds rate over the last two years and (ii) slowly unwind its quantitative easing program, and the possibility that it may continue with either or both policies going forward, among other factors, markets could experience increased volatility, which could negatively impact the Fund’s performance.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Such defaults may reduce the value of Fund shares and income distributions. Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments. The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).   Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices. Illiquid securities also may be difficult to value.

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (those rated “D” by S&P or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the investment adviser. When the Fund purchases unrated securities, it will depend on the investment adviser’s analysis of credit risk without the assessment of a rating agency. The credit risk of an unrated security will vary depending on its credit quality and whether it is supported by a credit enhancement.

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured

Calvert Income Funds	41	Prospectus dated February 1, 2017 as revised December 11, 2017

ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calvert Income Funds	42	Prospectus dated February 1, 2017 as revised December 11, 2017

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

During the period from October 31, 2013 through December 31, 2016, the highest quarterly total return for Class A was 2.64% for the quarter ended March 31, 2016 and the lowest quarterly return was -2.09% for the quarter ended December 31, 2016.

Average Annual Total Returns as of December 31, 2016	One Year	Life of Fund
Class A Return Before Taxes	-0.21%	1.07%
Class A Return After Taxes on Distributions	-1.32%	0.18%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-0.02%	0.43%
Class I Return Before Taxes	4.05%	2.68%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.26%	0.10%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.56%

These returns reflect the maximum sales charge for Class A (3.75%). Class A and Class I commenced operations on October 31, 2013. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Vishal Khanduja, CFA, Vice President of CRM, who has managed the Fund since October 2013.

Brian S. Ellis, CFA, Vice President of CRM, who has managed the Fund since November 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Calvert Income Funds	43	Prospectus dated February 1, 2017 as revised December 11, 2017

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Income Funds	44	Prospectus dated February 1, 2017 as revised December 11, 2017

More Information on Investment Objective, Investment Strategies and Risks

Investment Objective

The investment objective of each Fund may be changed by the Fund’s Board of Trustees/Directors without shareholder approval.

Investment Strategies (All Funds)

The Funds’ investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Each Fund may invest in instruments with principal payments that are both fixed and variable.

Brief Discussion About Maturity and Duration

A bond's maturity is the length of time until the principal must be paid back. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be reduced as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features.

Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments and call or redemption features in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.

Calvert Income Funds	45	Prospectus dated February 1, 2017 as revised December 11, 2017

Further Description of Investment Strategies and Techniques

A concise description of each Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more information about the risks that are referred to in this section.

The table below lists the maximum percentage limitations on certain types of Fund investments and strategies. A description of these investments and strategies and principal risks appears on the pages that follow.

	Calvert Income Fund	Calvert Short Duration Income Fund	Calvert Long-Term Income Fund	Calvert Ultra-Short Duration Income Fund	Calvert High Yield Bond Fund	Calvert Bond Fund	Calvert Green Bond Fund
Investment Techniques
Active Trading Strategy/Turnover	µ	µ	µ	µ	µ	µ	µ
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑	❑
Hedging Strategies	µ	µ	µ	µ	µ	µ	µ
Exchange-Traded Funds	❑	❑	❑	❑	❑	❑	❑
Securities
Foreign securities	25N	25N	25N	25N	20N1	25N	µ
Investment Grade Bonds and Comparable Unrated Bonds	µ	µ	µ	µ	µ	µ	µ
Below-Investment Grade Bonds and Comparable Unrated Bonds	35N	35N	35N	35N	µ	25N5	35N5
Illiquid Securities	15N	15N	15N	15N	15N	15N	15N
Asset-Backed Securities	µ	µ	µ	µ	10N	µ	µ
Mortgage-Backed Securities	µ	µ	µ	µ	10N	µ	µ
Derivative Instruments
Currency Contracts	❑	❑	❑	❑	❑	❑	❑
Options on Securities and Indices	❑	❑	❑	❑	5T2	5T4	❑
Futures Contracts	5N3	5N3	5N3	5N3	5N3	5N3	5N3
[1]	Calvert High Yield Bond Fund may invest without limitation in securities (payable in U.S. Dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside of the United States.
[2]	Calvert High Yield Bond Fund may engage in certain limited options strategies as hedging techniques as it relates to options on futures contracts. These options strategies are limited to selling/writing call option contracts on futures contracts on such securities held by the Fund (covered calls). The Fund may purchase call option contracts to close out a position acquired through the sale of a call option. The Fund will only write options that are traded on a domestic exchange or board of trade. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund’s total assets.
[3]	Limitation applies to initial margin required to establish position.
[4]	Limitation applies to net premium payments.
[5]	Excludes any High Social Impact Investments.

Key to Table

µ	Portfolio currently uses as a principal investment strategy
❑	Permitted, but not a principal investment strategy
xN	Allowed up to x% of Fund’s net assets
xT	Allowed up to x% of Fund’s total assets

Calvert Income Funds	46	Prospectus dated February 1, 2017 as revised December 11, 2017

Description of Investment Strategies and Associated Risks

The investment strategies listed in the table above are described below, and the types of risk involved with each strategy are listed. This information is supplemental to the information about risk in the Fund Summaries. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks
Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.	Risks: Opportunity, Market and Transaction
Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.	Risks: Opportunity
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral.	Risks: Credit and Market
Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and hedging interest rate risk.	Risks: Correlation and Opportunity
Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are selected to track a particular index. The Funds may invest in ETFs to gain broad market or sector exposure or when the Adviser believes share prices of ETFs offer attractive value.	Risks: Correlation and Market
Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.	Risks: Credit and Market
Securities and Associated Risks
Foreign Securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.	Risks: Market, Currency, Transaction, Liquidity and Information
Investment Grade Bonds. Bonds rated BBB-/Baa3 or higher in credit quality by S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service (“Moody’s”), or if unrated, considered to be of comparable credit quality by the Fund’s Adviser or Sub-adviser.	Risks: Interest Rate, Duration and Market
Below-Investment Grade Bonds. Bonds rated below BBB-/Baa3 and unrated bonds considered to be of comparable credit quality by the Fund’s Adviser (so-called “junk bonds”) are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information
Calvert Income Funds	47	Prospectus dated February 1, 2017 as revised December 11, 2017

Illiquid Securities. Securities which cannot be readily sold because there is no active market. High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction
Asset-Backed Securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.	Risks: Credit, Interest Rate and Liquidity
Mortgage-Backed Securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate
Derivative Instruments and Associated Risks
Currency Contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity
Options on Securities and Indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”). A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory
Futures Contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory

Portfolio Holdings

Each Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at www.sec.gov. Fund portfolio holdings as of each month end normally are available on the Calvert website approximately 30 days after month end.

A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.

About Responsible Investing

Investment Selection Process

The responsible investment criteria for each Fund are described below. CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis. In assessing investments, CRM generally focuses on the environmental, social and governance (“ESG”) factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment. Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investment criteria. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation. If there is insufficient information about an issuer’s ESG performance, CRM may determine to exclude the issuer from the Fund. The responsible investment criteria of a Fund may be changed by the Board of Trustees/Directors without shareholder approval.

A Fund may invest in a security before the Adviser has completed its evaluation of the security’s responsible investment characteristics if, in the opinion of the portfolio manager, the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) availability. Following any such investment in a security, the Adviser will evaluate the issuer to determine if it operates in a manner that is consistent with the Fund’s responsible investment criteria. If the Adviser determines that the issuer does not operate in a manner

Calvert Income Funds	48	Prospectus dated February 1, 2017 as revised December 11, 2017 consistent with the Fund’s responsible investment criteria, the security will be sold in accordance with CRM’s procedures, at a time and in a manner that is determined to be in the best interests of shareholders.

As described above, a Fund may invest in cash, cash equivalents and ETFs. Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investing principles otherwise applicable to investments made by the Fund. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s responsible investment criteria.

Fund investments are evaluated under The Calvert Principles for Responsible Investment (a copy of which is included as an appendix to this Prospectus), which provide a framework for considering ESG factors that may affect investment performance.

Calvert Green Bond Fund. In addition to evaluating securities under The Calvert Principles for Responsible Investment, the Fund seeks to invest primarily in securities of issuers focused on providing solutions to climate change and other environmental challenges. The Fund seeks to source and identify bonds focused on environmental sustainability challenges, including clean energy development and technology; water and waste management; and products and services that may reduce or improve their ecological impact. Bonds issued by corporate leaders in environmental sustainability are also considered for inclusion.

The Fund seeks to invest in securities of issuers that demonstrate positive ESG performance as they address sustainability challenges. CRM believes that managing risks and opportunities related to sustainability can contribute positively to company performance and investment performance.

Green investment criteria have been established for general-purpose corporate bonds and project-specific bonds to evaluate these bonds for inclusion in the Fund, as follows:

Corporate Issuers. A company generally must have at least half of its revenue derived from clean technology or an environmentally beneficial technology, product or service. A company that does not meet the primary criteria of providing a green technology, product, or service may still be considered “green” if it can be determined that it is an environmental sustainability leader within its industry. A company is an environmental sustainability leader when it demonstrates policies and programs that manage the environmental risks associated with its industrial processes and that address global environmental sustainability challenges such as pollution control, climate change, resource management and ecosystem conservation.

Project Bonds. Bonds meet the Fund’s criteria when CRM reasonably expects the proceeds to be directed towards meeting green challenges such as the following:

•	clean energy development or technology;
•	smart growth and transit;
•	energy and fuel efficiency;
•	ecosystem and land conservation;
•	pollution prevention;
•	waste management; and
•	water resources management.

Acceptable project bonds may also pertain to green real estate and development projects. All project-related bonds are assessed for serious adverse events or controversies that may outweigh the environmental benefit of the project.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and investor advocacy to encourage positive change in companies. CRM’s activities may include, but are not limited to, direct dialogue with company management. CRM may initiate dialogue through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern. Because each Fund invests primarily in debt securities, it does not generally have standing to engage companies by voting proxies, filing shareholder resolutions and other forms of engagement typically available to equity holders. When other Calvert funds hold equity interests in companies whose debt securities are held by the Fund, CRM may take actions on behalf of those funds including, but not limited to, voting proxies, filing shareholder resolutions and/or actions to complement CRM’s engagement efforts on behalf of the Fund.

High Social Impact Investments Program

As part of its interest in fostering innovative ESG initiatives, Calvert Bond Fund and Calvert Green Bond Fund may invest up to 1% of their net assets in the High Social Impact Investments program. High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact. The

Calvert Income Funds	49	Prospectus dated February 1, 2017 as revised December 11, 2017 program includes (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return. High Social Impact debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments. High Social Impact Investments are illiquid and a Fund may be unable to dispose of them at the price at current carrying values.

Each Fund’s High Social Impact Investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “How Shares Are Priced” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as the Calvert Social Investment Foundation (as discussed below).

Pursuant to an exemptive order issued by the SEC, certain of the Funds have invested in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (formerly the Calvert Social Investment Foundation) (“CIC”). CIC is a non-profit charitable and educational organization that connects investors with organizations around the globe working to develop affordable housing, create jobs, protect the environment and achieve other social good. CIC issues Notes to individual and institutional investors and invests the proceeds in not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low-income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society. CIC issues Notes with interest rates that range from 0%–4%and terms ranging from one to 15 years, and in turn makes loans at below-market rates. CIC has licensed use of the Calvert name from the Adviser and the Adviser’s President and Chief Executive Officer serves on the CIC Board, along with a member of the Fund Board and two members of the Advisory Council to the Fund Board. CIC is not owned or otherwise controlled by the Adviser or its affiliates. In connection with the change in each Fund’s investment adviser on December 30, 2016, the Funds intend to request a new exemptive order from the SEC to permit additional investment in Notes.

Management of Fund Investments

About Calvert Research and Management

Calvert Research and Management (“CRM” or the “Adviser”) is a business trust established under the laws of the Commonwealth of Massachusetts. CRM became the investment adviser to each Fund on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between each Fund and CRM. Because the transaction was structured as an asset purchase, CRM assumed no responsibility for the obligations or liabilities of CIM existing prior to the closing of the transaction.

CRM is a subsidiary of Eaton Vance Management (“Eaton Vance”). Eaton Vance, Inc. (“EV”) serves as trustee of CRM. Each of CRM, EV and Eaton Vance is a direct or indirect subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. The business address of EVC, EV and Eaton Vance is Two International Place, Boston, Massachusetts 02110.

CRM also serves as administrator to each Fund, providing administrative services and related office facilities. The fees payable by the Fund for administrative services are described below.

Portfolio Managers

Calvert Income Fund. The portfolio managers of the Fund are Vishal Khanduja (since January 2013) and Brian Ellis (since November 2015). Mr. Khanduja manages other Calvert funds and is a Vice President of CRM. Prior to joining CRM, he was a Portfolio Manager and Head of Taxable Fixed Income at CIM and prior to July 2012 he was a Portfolio Manager – Global Rates and Currency Team at Columbia Management from 2009- 2012. Mr. Ellis manages other Calvert funds and is a Vice President of CRM. Prior to joining CRM, he was a Portfolio Manager and a member of the Taxable Fixed Income Team at CIM and prior to May 2012 he was a Business Analyst at CIM for more than five years.

Calvert Short Duration Income Fund. The portfolio managers of the Fund are Vishal Khanduja (since January 2013) and Brian Ellis (since November 2015). Additional information about Messrs. Khanduja and Ellis appears above.

Calvert Long-Term Income Fund. The portfolio managers of the Fund are Vishal Khanduja (since January 2013) and Brian Ellis (since November 2015). Additional information about Messrs. Khanduja and Ellis appears above.

Calvert Ultra-Short Duration Income Fund. The portfolio managers of the Fund are Vishal Khanduja (since July 2012) and Brian Ellis (since March 2015). Additional information about Messrs. Khanduja and Ellis appears above.

Calvert Income Funds	50	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert High Yield Bond Fund. The portfolio managers of the Fund are Michael W. Weilheimer and Raphael Leeman (each since December 31, 2016). Mr. Weilheimer is a Vice President of CRM and has been employed by the Eaton Vance organization for more than five years. He currently manages other funds and portfolios. Mr. Leeman is a Vice President of CRM and has been employed by the Eaton Vance organization for more than five years.

Calvert Bond Fund. The portfolio managers of the Fund are Vishal Khanduja (since January 2013) and Brian Ellis (since November 2015). Additional information about Messrs. Khanduja and Ellis appears above.

Calvert Green Bond Fund. The portfolio managers of the Fund are Vishal Khanduja (since October 2013) and Brian Ellis (since November 2015). Additional information about Messrs. Khanduja and Ellis appears above.

The SAI for the Fund provides additional information about the portfolio managers’ management of other accounts, compensation and ownership of securities in the Fund.

Advisory Fees

The table below shows the annual advisory fee paid by each Fund for the fiscal year ended September 30, 2016 as a percentage of that Fund’s average daily net assets.

Fund	Advisory Fee
Calvert Income Fund	0.40%
Calvert Short Duration Income Fund	0.34%
Calvert Long-Term Income Fund	0.40%
Calvert Ultra-Short Duration Income Fund	0.30%*
Calvert High Yield Bond Fund	0.65%**
Calvert Bond Fund	0.35%
Calvert Green Bond Fund	0.30%
*	Effective December 31, 2016, the annual advisory fee rate for Calvert Ultra-Short Duration Income Fund is 0.26% up to and including $1 billion and 0.25% over $1 billion of the Fund’s average daily net assets.
**	Effective December 31, 2016, the annual advisory fee rate for Calvert High Yield Bond Fund is 0.48% of the Fund’s average daily net assets.

A discussion regarding the basis for the approval by the Funds’ respective Board of Trustees/Directors of the investment advisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.

Administrative Fees

The administrative fees (as a percentage of a Fund’s net assets) paid by each Fund, net of waivers, for the fiscal year ended September 30, 2016 are as follows. For information about administrative fees paid by each share class of each Fund prior to February 1, 2016, please see the section entitled “Administrative Services” in the Funds’ Statement of Additional Information.

Fund	Administrative Fee for Class A and Class C	Administrative Fee for Class I(3)	Administrative Fee for Class R6
Calvert Income Fund	0.15%(1)	0.10%	N/A
Calvert Short Duration Income Fund	0.15%(1)	0.10%	N/A
Calvert Long-Term Income Fund	0.15%(1)	0.10%	N/A
Calvert Ultra-Short Duration Income Fund	0.14%(1)	0.10%	0.12%
Calvert High Yield Bond Fund	0.10%(2)	0.10%	N/A
Calvert Bond Fund	0.15%(1)	0.10%	0.12%
Calvert Green Bond Fund	0.13%(1)	0.10%	N/A
(1)	Commencing February 1, 2016, the annual administrative fee paid by each share class of each fund listed above is 0.12% of average daily net assets.
(2)	Commencing February 1, 2016, the annual administrative fee paid by each share class of each fund listed above is 0.12% of average daily net assets. The administrator has agreed to contractually waive 0.02% of the administrative fee annually through January 31, 2018.
(3)	Commencing February 1, 2016, the annual administrative fee paid by each share class of each fund listed above is 0.12% of average daily net assets. The administrator has agreed to contractually waive 0.02% of the administrative fee annually through January 31, 2018.

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Calvert Income Funds	51	Prospectus dated February 1, 2017 as revised December 11, 2017

Sub-Transfer Agency and Related Services

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services. Prior to December 31, 2016, Calvert Investment Services, Inc. provided similar services to, and received $8 per Fund account held directly on the books of the transfer agent.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). If trading on the Exchange is halted for the day before the scheduled close of regular trading, a Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board of Trustees/Directors has adopted procedures for valuing investments and has delegated to the Adviser the daily valuation of such investments. Pursuant to the procedures, independent pricing services are used to value debt obligations at their market value. In determining market value, the pricing service considers various factors and market information. Exchange-listed securities and other instruments (including derivatives) normally are valued at last sale or closing prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Such values may be based on valuation models, information provided by market makers or estimates of market values obtained from yield or market data relating to investments or securities with similar characteristics. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, the value of securities held can change on days when Fund shares cannot be redeemed or purchased. The Adviser has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Effective December 31, 2016, Eaton Vance Distributors, Inc. became the principal underwriter of the Funds (“EVD” or the “principal underwriter”). EVD is a direct, wholly-owned subsidiary of EVC. Prior thereto, Calvert Investment Distributors, Inc. served as each Fund’s distributor. For more information on buying and selling shares, please contact your financial professional or Calvert funds at 800-368-2745.

How to Buy Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in Appendix B to this prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix B.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Calvert Income Funds	52	Prospectus dated February 1, 2017 as revised December 11, 2017

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Calvert funds generally do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter. The Funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000 except as noted below. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. The Funds no longer accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Your initial investment must be at least $250,000 except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of Calvert and its affiliates and certain persons affiliated with Calvert.

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above), provided the total value of such accounts invested in Class I shares of Calvert funds is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; private banks and their affiliates; and insurance companies; clients of Eaton Vance Investment Counsel; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

Calvert Income Funds	53	Prospectus dated February 1, 2017 as revised December 11, 2017

There is no initial investment minimum for: employer sponsored retirement plans; private banks and their affiliates, provided the aggregate value of their assets under management invested in Calvert funds is at least $1,000,000; and investment companies sponsored by the Eaton Vance organization. For all other eligible investors, the initial investment must be at least $1,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-368-2745 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including restricted securities and certain high yield debt securities, municipal securities, leveraged loans, mortgage-backed or other asset-backed securities, foreign debt securities and derivatives instruments or other obligations not priced by a pricing service) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, a Calvert fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, each Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Calvert funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.

Calvert Income Funds	54	Prospectus dated February 1, 2017 as revised December 11, 2017

Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Calvert fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•	transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);
•	transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
•	transactions made by model-based discretionary advisory accounts;
•	transactions made by a Calvert fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or
•	transactions in shares of Calvert Ultra-Short Duration Income Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Calvert funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses. A share class also may be subject to a sales charge. In choosing the class of shares that suits your investment needs, you should consider:

•	how long you expect to own your shares;
•	how much you intend to invest; and
•	the total operating expenses associated with owning each class.

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares to purchase. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 3.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge (“CDSC”). The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% annually of

Calvert Income Funds	55	Prospectus dated February 1, 2017 as revised December 11, 2017 average daily net assets. Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. The maximum single purchase limit for Calvert Short Duration Income Fund is $250,000 (this limit does not apply to employer sponsored retirement plans). Investors considering cumulative purchases of $1 million ($250,000 for Calvert Short Duration Income Fund) or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. The Funds no longer accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. In addition, C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates). Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Calvert Income Funds	56	Prospectus dated February 1, 2017 as revised December 11, 2017

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase Calvert Income Fund, Calvert Long-Term Income Fund, Calvert High Yield Fund, Calvert Bond Fund and Calvert Green Bond Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 or more	0.00**	0.00**	TIERED**

Calvert Short Duration Income Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 or more	0.00***	0.00***	TIERED***

Calvert Ultra-Short Duration Income Fund	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	1.25%	1.27%	1.00%
$50,000 but less than $100,000	1.00%	1.01%	0.75%
$100,000 but less than $250,000	0.75%	0.76%	0.50%
$250,000 or more	0.00****	0.00****	TIERED****
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to broker/dealers on sales of $1 million or more as follows: 0.80% on amounts of $1 million up to and including $2 million; plus 0.64% on amounts over $2 million up to and including $3 million; plus 0.40% on amounts over $3 million up to and including $50 million; plus 0.20% on amounts over $50 million up to and including $100 million; plus 0.12% on amounts over $100 million. A CDSC of up to 0.80% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.
***	No sales charge is payable at the time of purchase on investments of $250,000 or more. For purchases of Class A shares at NAV prior to April 10, 2017 for accounts with $250,000 or more, the principal underwriter will pay a commission to broker/dealers on sales of $250,000 or more as follows: 0.50% on amounts of $250,000 up to and including $2 million; plus 0.40% on amounts over $2 million up to and including $3 million; plus 0.25% on amounts over $3 million up to and including $50 million; plus 0.125% on amounts over $50 million up to and including $100 million; plus 0.075% on amounts over $100 million. A CDSC of 0.50% will be imposed on such investments made prior to April 10, 2017 in the event of redemptions within 12 months of purchase. Such purchases of Class A shares on and after April 10, 2017 will not be subject to a CDSC and no commission will be payable in connection with such purchases.
****	No sales charge is payable at the time of purchase on investments of $250,000 or more. For purchases of Class A shares at NAV prior to April 10, 2017 for accounts with $250,000 or more, the principal underwriter will pay a commission to broker/dealers on sales of $250,000 or more as follows: 0.15% on the first $50 million; plus 0.125% on amounts over $50 million up to and including $100 million; plus 0.075% on amounts over $100 million. Class A shares purchased prior to April 10, 2017 for accounts with $250,000 or more and for which a finder’s fee was paid are subject to a one year CDSC of 0.15%. A CDSC of 0.15% will be imposed on such investments made prior to April 10, 2017 in the event of redemptions within 12 months of purchase. Such purchases of Class A shares on and after April 10, 2017 will not be subject to a CDSC and no commission will be payable in connection with such purchases.
Calvert Income Funds	57	Prospectus dated February 1, 2017 as revised December 11, 2017

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and Individual Retirement Accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services; (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans. Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the Statement of Additional Information. Class A shares are also offered at NAV to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening.  Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information. A Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing advance notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions. The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.80% CDSC if redeemed within 12 months of purchase for all Funds except Calvert Short Duration Income Fund and Calvert Ultra-Short Duration Income Fund. Class A shares of Calvert Short Duration Income Fund purchased prior to April 10, 2017 at net asset value in amounts of $250,000 or more on which a commission has been paid are subject to a 0.50% CDSC if redeemed within 12 months of purchase.  Class A shares of Calvert Ultra-Short Duration Income Fund purchased prior to April 10, 2017 at net asset value in amounts of $250,000 or more on which a commission has been paid are subject to a 0.15% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. Class C shares held in an account for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of a Fund periodically.

Calvert Income Funds	58	Prospectus dated February 1, 2017 as revised December 11, 2017

In some circumstances, the Board of Trustees may determine to cease to offer and subsequently close an existing class of Fund shares.  In such circumstances, a Fund may automatically convert the shares for such class into another share class, subject to at least 60 days’ prior notice to shareholders of the impacted class.  Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by a Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees. Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class C service fees for one year. Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge in the Statement of Additional Information. Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
By Internet	Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
For Additional Information	Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

Calvert Income Funds	59	Prospectus dated February 1, 2017 as revised December 11, 2017

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-386-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail. A Fund’s transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value. Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the Investment Company Act of 1940, as amended, for the reasons discussed below. The actual number of days following receipt of a redemption request in which a Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (NSCC) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

If your shares are held directly with a Fund’s transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date. However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States. While not currently charged by the Funds, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and a Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day a Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, each Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. A shareholder who wishes to receive redemption proceeds in kind must notify a Fund on or before submitting the redemption request by calling 1-800-368-2745. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that the Funds will manage liquidity successfully in all market environments. As a result, each Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors. Additional information about redemptions in kind, including the procedures for submitting such redemption requests, is contained in each Fund’s Statement of Additional Information.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

Calvert Income Funds	60	Prospectus dated February 1, 2017 as revised December 11, 2017

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option	Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

* If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Fund. From time to time, you may receive the following:

•	Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•	Periodic account statements, showing recent activity and total share balance.
•	Tax information needed to prepare your income tax returns.
•	Proxy materials, in the event a shareholder vote is required.
•	Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.calvert.com.

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com). Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. See also Appendix B to this Prospectus.
Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745.

Calvert Income Funds	61	Prospectus dated February 1, 2017 as revised December 11, 2017

Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Calvert website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with the Fund and certain features may be subject to different requirements. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer. If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Calvert funds’ client services department at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund expects to pay distributions monthly. It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for a Fund to make a special income and/or capital gains distribution at the end of the calendar year. Different Classes may distribute different amounts. Distributions may not be paid if Fund expenses exceed Fund income for the period. Each Fund makes distributions of net realized capital gains, if any, at least annually.

Distributions of a Fund’s investment income may be taxed as ordinary income. Any distribution by a Fund of net realized short-term capital gains generally will be taxed as ordinary income. Distributions of any net long-term capital gains (net gains from investments held for more than one year) generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Over time, distributions by the Fund can generally be expected to include ordinary income and capital gain distributions taxable as long-term capital gains. A Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Calvert Income Funds	62	Prospectus dated February 1, 2017 as revised December 11, 2017

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which may decrease the yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

A Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid and, after December 31, 2018, on redemption proceeds and certain capital gain dividends paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their tax advisors concerning the applicability of U.S. federal, state, local and other taxes to an investment.

Calvert Income Funds	63	Prospectus dated February 1, 2017 as revised December 11, 2017

Glossary of Certain Investment Risks

Correlation risk	The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or exacerbate losses instead of reducing them. For an exchange traded fund (ETF), there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.
Credit risk	The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.
Currency risk	The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
Duration risk	Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.
Extension risk	The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life beyond its expected maturity date, typically reducing the value of the security.
Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.
Interest rate risk	The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities are subject to greater interest rate risk.
Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of changes in a security, index or a market. This can result in a loss that exceeds the amount actually invested.
Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.
Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.
Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.
Political risk	The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.
Prepayment risk	The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a security to mature prior to its expected maturity date, typically reducing the value of the security. The Fund may be required to reinvest those assets at the current market rate, which may be lower.

Calvert Income Funds	64	Prospectus dated February 1, 2017 as revised December 11, 2017

Regulatory risk	The risk associated with employing certain regulated investment instruments or techniques. To the extent a Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Adviser nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Adviser fail to use futures in accordance with Rule 4.5, then the Adviser would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Transaction risk	The risk that the settlement of a transaction executed by the Fund may be delayed or may not be settled.

Calvert Income Funds	65	Prospectus dated February 1, 2017 as revised December 11, 2017

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the period(s) indicated. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request. Financial Highlights information is not provided for Class R6 shares of Calvert Ultra-Short Duration Income Fund and Calvert Bond Fund because the classes had not commenced operations prior to the date of these financial highlights.

Calvert Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013	2012
Net asset value, beginning	$16.68	$15.89	$16.35	$16.03	$16.56	$15.77
Income from investment operations:
Net investment income	0.26	0.49(b)	0.46	0.47	0.45	0.54
Net realized and unrealized gain (loss)	(0.50)	0.80	(0.46)	0.32	(0.53)	0.79
Total from investment operations	(0.24)	1.29	—	0.79	(0.08)	1.33
Distributions from:
Net investment income	(0.26)	(0.50)	(0.46)	(0.47)	(0.45)	(0.54)
Total distributions	(0.26)	(0.50)	(0.46)	(0.47)	(0.45)	(0.54)
Total increase (decrease) in net asset value	(0.50)	0.79	(0.46)	0.32	(0.53)	0.79
Net asset value, ending	$16.18	$16.68	$15.89	$16.35	$16.03	$16.56
Total return(c)	(1.42%)	8.26%	(0.04)%	4.98%	(0.49)%	8.63%
Ratios to average net assets:(d)
Net investment income	3.22%(e)	3.05%(b)	2.79%	2.86%	2.73%	3.33%
Total expenses	1.04%(e)	1.08%	1.24%	1.25%	1.23%	1.30%
Net expenses	1.02%(e)	1.05%	1.24%	1.25%	1.23%	1.30%
Portfolio turnover	36%	155%	236%	214%	236%	210%
Net assets, ending (in thousands)	$311,781	$404,793	$489,101	$615,847	$772,608	$1,077,077

(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	66	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016(a)	2015(a)	2014(a)	2013	2012
Net asset value, beginning	$16.68	$15.89	$16.34	$16.03	$16.56	$15.77
Income from investment operations:
Net investment income	0.20	0.37(b)	0.34	0.36	0.34	0.42
Net realized and unrealized gain (loss)	(0.50)	0.80	(0.45)	0.31	(0.53)	0.79
Total from investment operations	(0.30)	1.17	(0.11)	0.67	(0.19)	1.21
Distributions from:
Net investment income	(0.20)	(0.38)	(0.34)	(0.36)	(0.34)	(0.42)
Total distributions	(0.20)	(0.38)	(0.34)	(0.36)	(0.34)	(0.42)
Total increase (decrease) in net asset value	(0.50)	0.79	(0.45)	0.31	(0.53)	0.79
Net asset value, ending	$16.18	$16.68	$15.89	$16.34	$16.03	$16.56
Total return(c)	(1.80%)	7.44%	(0.68)%	4.19%	(1.19)%	7.83%
Ratios to average net assets:(d)
Net investment income	2.45%(e)	2.29%(b)	2.10%	2.17%	2.04%	2.61%
Total expenses	1.79%(e)	1.85%	1.93%	1.94%	1.92%	2.01%
Net expenses	1.79%(e)	1.81%	1.93%	1.94%	1.92%	2.01%
Portfolio turnover	36%	155%	236%	214%	236%	210%
Net assets, ending (in thousands)	$70,408	$80,683	$88,202	$107,401	$131,920	$176,600
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	67	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016(a)	2015(a)	2014(a)	2013	2012
Net asset value, beginning	$16.70	$15.91	$16.35	$16.04	$16.58	$15.79
Income from investment operations:
Net investment income	0.29	0.56(b)	0.55	0.57	0.56	0.64
Net realized and unrealized gain (loss)	(0.50)	0.80	(0.43)	0.31	(0.54)	0.79
Total from investment operations	(0.21)	1.36	0.12	0.88	0.02	1.43
Distributions from:
Net investment income	(0.29)	(0.57)	(0.56)	(0.57)	(0.56)	(0.64)
Total distributions	(0.29)	(0.57)	(0.56)	(0.57)	(0.56)	(0.64)
Total increase (decrease) in net asset value	(0.50)	0.79	(0.44)	0.31	(0.54)	0.79
Net asset value, ending	$16.20	$16.70	$15.91	$16.35	$16.04	$16.58
Total return(c)	(1.21%)	8.70%	0.69%	5.56%	0.09%	9.29%
Ratios to average net assets:(d)
Net investment income	3.63%(e)	3.47%(b)	3.36%	3.49%	3.38%	3.96%
Total expenses	0.65%(e)	0.65%	0.64%	0.62%	0.58%	0.66%
Net expenses	0.63%(e)	0.64%	0.64%	0.62%	0.58%	0.66%
Portfolio turnover	36%	155%	236%	214%	236%	210%
Net assets, ending (in thousands)	$45,494	$35,670	$32,492	$92,982	$96,281	$109,866
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	68	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Short Duration Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012
Net asset value, beginning	$16.18	$15.96	$16.19	$16.28	$16.43	$16.06
Income from investment operations:
Net investment income	0.16	0.33(b)	0.29	0.31	0.30	0.35
Net realized and unrealized gain (loss)	(0.15)	0.22	(0.23)	(0.09)	(0.12)	0.65
Total from investment operations	0.01	0.55	0.06	0.22	0.18	1.00
Distributions from:
Net investment income	(0.15)	(0.33)	(0.29)	(0.31)	(0.32)	(0.38)
Net realized gain	—	—	—(c)	—	(0.01)	(0.25)
Total distributions	(0.15)	(0.33)	(0.29)	(0.31)	(0.33)	(0.63)
Total increase (decrease) in net asset value	(0.14)	0.22	(0.23)	(0.09)	(0.15)	0.37
Net asset value, ending	$16.04	$16.18	$15.96	$16.19	$16.28	$16.43
Total return(d)	0.09%	3.50%	0.39%	1.34%	1.12%	6.41%
Ratios to average net assets:(e)
Net investment income	1.93%(f)	2.05%(b)	1.79%	1.87%	1.84%	2.18%
Total expenses	0.92%(f)	0.97%	1.13%	1.14%	1.12%	1.22%
Net expenses	0.90%(f)	0.94%	1.08%	1.08%	1.08%	1.08%
Portfolio turnover	46%	147%	206%	168%	166%	187%
Net assets, ending (in thousands)	$358,602	$618,552	$733,415	$933,534	$1,145,473	$1,279,265
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Income Funds	69	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Short Duration Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012
Net asset value, beginning	$16.12	$15.91	$16.13	$16.21	$16.37	$15.99
Income from investment operations:
Net investment income	0.09	0.21(b)	0.17	0.19	0.19	0.22
Net realized and unrealized gain (loss)	(0.14)	0.21	(0.22)	(0.08)	(0.14)	0.66
Total from investment operations	(0.05)	0.42	(0.05)	0.11	0.05	0.88
Distributions from:
Net investment income	(0.09)	(0.21)	(0.17)	(0.19)	(0.20)	(0.25)
Net realized gain	—	—	—(c)	—	(0.01)	(0.25)
Total distributions	(0.09)	(0.21)	(0.17)	(0.19)	(0.21)	(0.50)
Total increase (decrease) in net asset value	(0.14)	0.21	(0.22)	(0.08)	(0.16)	0.38
Net asset value, ending	$15.98	$16.12	$15.91	$16.13	$16.21	$16.37
Total return(d)	(0.28%)	2.67%	(0.29)%	0.67%	0.34%	5.65%
Ratios to average net assets:(e)
Net investment income	1.19%(f)	1.30%(b)	1.05%	1.15%	1.14%	1.40%
Total expenses	1.65%(f)	1.72%	1.81%	1.80%	1.78%	1.86%
Net expenses	1.65%(f)	1.69%	1.81%	1.80%	1.78%	1.86%
Portfolio turnover	46%	147%	206%	168%	166%	187%
Net assets, ending (in thousands)	$114,014	$130,665	$152,994	$194,133	$228,366	$258,843
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Income Funds	70	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Short Duration Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012
Net asset value, beginning	$16.27	$16.05	$16.27	$16.35	$16.51	$16.12
Income from investment operations:
Net investment income	0.19	0.40(b)	0.38	0.40	0.39	0.44
Net realized and unrealized gain (loss)	(0.14)	0.22	(0.22)	(0.08)	(0.13)	0.66
Total from investment operations	0.05	0.62	0.16	0.32	0.26	1.10
Distributions from:
Net investment income	(0.19)	(0.40)	(0.38)	(0.40)	(0.41)	(0.46)
Net realized gain	—	—	—(c)	—	(0.01)	(0.25)
Total distributions	(0.19)	(0.40)	(0.38)	(0.40)	(0.42)	(0.71)
Total increase (decrease) in net asset value	(0.14)	0.22	(0.22)	(0.08)	(0.16)	0.39
Net asset value, ending	$16.13	$16.27	$16.05	$16.27	$16.35	$16.51
Total return(d)	0.29%	3.91%	1.02%	1.97%	1.64%	7.05%
Ratios to average net assets:(e)
Net investment income	2.34%(f)	2.47%(b)	2.37%	2.46%	2.44%	2.72%
Total expenses	0.53%(f)	0.53%	0.50%	0.48%	0.49%	0.55%
Net expenses	0.51%(f)	0.52%	0.50%	0.48%	0.49%	0.55%
Portfolio turnover	46%	147%	206%	168%	166%	187%
Net assets, ending (in thousands)	$316,544	$259,852	$284,839	$231,420	$157,557	$100,874
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Income Funds	71	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Long-Term Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012
Net asset value, beginning	$18.22	$16.59	$17.21	$16.31	$18.89	$17.77
Income from investment operations:
Net investment income	0.27	0.49	0.47	0.54	0.54	0.48
Net realized and unrealized gain (loss)	(1.14)	1.63	(0.23)	1.25	(1.47)	1.77
Total from investment operations	(0.87)	2.12	0.24	1.79	(0.93)	2.25
Distributions from:
Net investment income	(0.27)	(0.49)	(0.48)	(0.55)	(0.55)	(0.50)
Net realized gain	(0.63)	—	(0.38)	(0.34)	(1.10)	(0.63)
Total distributions	(0.90)	(0.49)	(0.86)	(0.89)	(1.65)	(1.13)
Total increase (decrease) in net asset value	(1.77)	1.63	(0.62)	0.90	(2.58)	1.12
Net asset value, ending	$16.45	$18.22	$16.59	$17.21	$16.31	$18.89
Total return(b)	(4.66)%	13.00%	1.25%	11.36%	(5.42)%	13.28%
Ratios to average net assets:(c)
Net investment income	3.21%(d)	2.83%	2.74%	3.26%	3.03%	2.70%
Total expenses	1.12%(d)	1.15%	1.29%	1.27%	1.28%	1.28%
Net expenses	1.05%(d)	1.12%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover	55%	244%	290%	289%	272%	406%
Net assets, ending (in thousands)	$72,080	$89,470	$78,792	$82,489	$112,979	$217,482

(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses by the Fund.
(d)	Annualized.
Calvert Income Funds	72	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Long-Term Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Year Ended September 30,	Period Ended September 30,
Class I Shares		2016(a)	2015(a)(b)
Net asset value, beginning	$18.22	$16.59	$18.35
Income from investment operations:
Net investment income	0.31	0.59	0.40
Net realized and unrealized gain (loss)	(1.13)	1.63	(1.79)
Total from investment operations	(0.82)	2.22	(1.39)
Distributions from:
Net investment income	(0.31)	(0.59)	(0.37)
Net realized gain	(0.63)	—	—
Total distributions	(0.94)	(0.59)	(0.37)
Total increase (decrease) in net asset value	(1.76)	1.63	(1.76)
Net asset value, ending	$16.46	$18.22	$16.59
Total return(c)	(4.37)%	13.65%	(7.60)%
Ratios to average net assets:(d)
Net investment income	3.92%(e)	3.36%	3.57%(e)
Total expenses	1.05%(e)	19.58%	167.76%(e)
Net expenses	0.55%(e)	0.55%	0.55%(e)
Portfolio turnover	55%	244%	290%
Net assets, ending (in thousands)	$10,461	$298	$25
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From January 30, 2015 inception.
(c)	Total Return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	73	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Ultra-Short Duration Income Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012
Net asset value, beginning	$15.59	$15.49	$15.59	$15.55	$15.54	$15.41
Income from investment operations:
Net investment income	0.09	0.16(b)	0.10	0.10	0.10	0.15
Net realized and unrealized gain (loss)	0.02	0.10	(0.09)	0.04	0.05	0.22
Total from investment operations	0.11	0.26	0.01	0.14	0.15	0.37
Distributions from:
Net investment income	(0.09)	(0.16)	(0.11)	(0.10)	(0.14)	(0.24)
Total distributions	(0.09)	(0.16)	(0.11)	(0.10)	(0.14)	(0.24)
Total increase (decrease) in net asset value	0.02	0.10	(0.10)	0.04	0.01	0.13
Net asset value, ending	$15.61	$15.59	$15.49	$15.59	$15.55	$15.54
Total return(c)	0.69%	1.68%	0.03%	0.92%	0.96%	2.45%
Ratios to average net assets:(d)
Net investment income	1.15%(e)	1.01%(b)	0.65%	0.62%	0.67%	1.03%
Total expenses	0.84%(e)	0.91%	1.00%	1.04%	1.02%	1.05%
Net expenses	0.82%(e)	0.88%	0.89%	0.79%	0.89%	0.89%
Portfolio turnover	32%	64%	66%	154%	223%	210%
Net assets, ending (in thousands)	$395,973	$408,788	$507,913	$624,968	$535,029	$329,197

(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(c)	Total Return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	74	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Ultra-Short Duration Income Fund

		Years Ended
	Six Months Ended March 31, 2017(a) (Unaudited)	September 30,
Class I Shares		2016(a)	2015(a)	2014(a)(b)
Net asset value, beginning	$15.60	$15.50	$15.60	$15.58
Income from investment operations:
Net investment income	0.12	0.22(c)	0.17	0.09
Net realized and unrealized gain (loss)	0.01	0.10	(0.11)	0.02
Total from investment operations	0.13	0.32	0.06	0.11
Distributions from:
Net investment income	(0.11)	(0.22)	(0.16)	(0.09)
Total distributions	(0.11)	(0.22)	(0.16)	(0.09)
Total increase (decrease) in net asset value	0.02	0.10	(0.10)	0.02
Net asset value, ending	$15.62	$15.60	$15.50	$15.60
Total return(d)	0.86%	2.09%	0.36%	0.73%
Ratios to average net assets:(e)
Net investment income	1.50%(f)	1.43%(c)	1.09%	0.90%(f)
Total expenses	0.49%(f)	0.55%	1.11%	1,629.57%(f)
Net expenses	0.47%(f)	0.50%	0.50%	0.50%(f)
Portfolio turnover	32%	64%	66%	154%
Net assets, ending (in thousands)	$88,701	$38,609	$8,491	$2
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From January 31, 2014 inception.
(c)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.004 per share and 0.02% of average net assets.
(d)	Total Return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Income Funds	75	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert High Yield Bond Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$27.30	$26.32	$29.61	$30.12	$29.38	$26.75
Income from investment operations:
Net investment income	0.68	1.43	1.41	1.55	1.63	1.69
Net realized and unrealized gain (loss)	0.01	0.96	(2.56)	(0.11)	0.75	2.62
Total from investment operations	0.69	2.39	(1.15)	1.44	2.38	4.31
Distributions from:
Net investment income	(0.68)	(1.41)	(1.42)	(1.53)	(1.64)	(1.68)
Net realized gain	—	—	(0.72)	(0.42)	—	—
Total distributions	(0.68)	(1.41)	(2.14)	(1.95)	(1.64)	(1.68)
Total increase (decrease) in net asset value	0.01	0.98	(3.29)	(0.51)	0.74	2.63
Net asset value, ending	$27.31	$27.30	$26.32	$29.61	$30.12	$29.38
Total return(b)	2.55%	9.43%	(4.03)%	4.80%	8.27%	16.53%
Ratios to average net assets:(c)
Net investment income	4.98%(d)	5.41%	5.05%	5.06%	5.45%	6.00%
Total expenses	1.25%(d)	1.34%	1.37%	1.37%	1.43%	1.58%
Net expenses	1.07%(d)	1.07%	1.07%	1.07%	1.11%	1.58%
Portfolio turnover	25%	129%	198%	228%	293%	273%
Net assets, ending (in thousands)	$62,194	$71,817	$61,711	$68,313	$54,608	$37,623
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Annualized.
Calvert Income Funds	76	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert High Yield Bond Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)(b)
Net asset value, beginning	$27.68	$26.67	$29.98	$30.48	$29.72	$27.75
Income from investment operations:
Net investment income	0.58	1.22	1.15	1.25	1.35	1.11
Net realized and unrealized gain (loss)	0.02	0.98	(2.59)	(0.10)	0.75	1.81
Total from investment operations	0.60	2.20	(1.44)	1.15	2.10	2.92
Distributions from:
Net investment income	(0.58)	(1.19)	(1.15)	(1.23)	(1.34)	(0.95)
Net realized gain	—	—	(0.72)	(0.42)	—	—
Total distributions	(0.58)	(1.19)	(1.87)	(1.65)	(1.34)	(0.95)
Total increase (decrease) in net asset value	0.02	1.01	(3.31)	(0.50)	0.76	1.97
Net asset value, ending	$27.70	$27.68	$26.67	$29.98	$30.48	$29.72
Total return(c)	2.17%	8.50%	(4.97)%	3.76%	7.16%	10.67%
Ratios to average net assets:(d)
Net investment income	4.23%(e)	4.58%	4.05%	4.05%	4.45%	4.66%(e)
Total expenses	2.35%(e)	2.28%	2.33%	2.15%	2.56%	4.62%(e)
Net expenses	1.82%(e)	1.91%	2.07%	2.07%	2.10%	2.65%(e)
Portfolio turnover	25%	129%	198%	228%	293%	273%(f)
Net assets, ending (in thousands)	$5,462	$5,572	$5,927	$6,143	$3,861	$1,732
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From October 31, 2011 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
(f)	Portfolio turnover is not annualized for periods of less than one year.
Calvert Income Funds	77	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert High Yield Bond Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$26.93	$25.98	$29.25	$29.75	$29.03	$26.48
Income from investment operations:
Net investment income	0.71	1.49	1.49	1.62	1.71	1.86
Net realized and unrealized gain (loss)	—(b)	0.96	(2.53)	(0.09)	0.73	2.56
Total from investment operations	0.71	2.45	(1.04)	1.53	2.44	4.42
Distributions from:
Net investment income	(0.72)	(1.50)	(1.51)	(1.61)	(1.72)	(1.87)
Net realized gain	—	—	(0.72)	(0.42)	—	—
Total distributions	(0.72)	(1.50)	(2.23)	(2.03)	(1.72)	(1.87)
Total increase (decrease) in net asset value	(0.01)	0.95	(3.27)	(0.50)	0.72	2.55
Net asset value, ending	$26.92	$26.93	$25.98	$29.25	$29.75	$29.03
Total return(c)	2.68%	9.81%	(3.71)%	5.16%	8.58%	17.19%
Ratios to average net assets:(d)
Net investment income	5.29%(e)	5.76%	5.39%	5.38%	5.77%	6.68%
Total expenses	0.83%(e)	0.92%	0.93%	0.89%	0.95%	1.00%
Net expenses	0.74%(e)	0.74%	0.74%	0.74%	0.79%	1.00%
Portfolio turnover	25%	129%	198%	228%	293%	273%
Net assets, ending (in thousands)	$70,310	$80,815	$34,539	$42,556	$39,821	$32,952

(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount is less than $0.005 per share.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	78	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Bond Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012
Net asset value, beginning	$16.36	$15.83	$15.92	$15.61	$16.58	$15.85
Income from investment operations:
Net investment income	0.19	0.40(b)	0.38	0.38	0.33	0.40
Net realized and unrealized gain (loss)	(0.40)	0.53	(0.09)	0.34	(0.69)	0.91
Total from investment operations	(0.21)	0.93	0.29	0.72	(0.36)	1.31
Distributions from:
Net investment income	(0.19)	(0.40)	(0.38)	(0.38)	(0.35)	(0.41)
Net realized gain	(0.05)	—	—	(0.03)	(0.26)	(0.17)
Total distributions	(0.24)	(0.40)	(0.38)	(0.41)	(0.61)	(0.58)
Total increase (decrease) in net asset value	(0.45)	0.53	(0.09)	0.31	(0.97)	0.73
Net asset value, ending	$15.91	$16.36	$15.83	$15.92	$15.61	$16.58
Total return(c)	(1.30%)	5.96%	1.79%	4.66%	(2.27)%	8.47%
Ratios to average net assets:(d)
Net investment income	2.37%(e)	2.49%(b)	2.35%	2.40%	2.05%	2.52%
Total expenses	0.88%(e)	0.94%	1.07%	1.12%	1.11%	1.16%
Net expenses	0.88%(e)	0.91%	1.07%	1.12%	1.11%	1.16%
Portfolio turnover	52%	154%	241%	187%	214%	228%
Net assets, ending (in thousands)	$277,936	$395,957	$395,194	$378,269	$408,823	$473,995
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	79	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Bond Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class C Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012
Net asset value, beginning	$16.26	$15.73	$15.82	$15.52	$16.48	$15.76
Income from investment operations:
Net investment income	0.12	0.25(b)	0.24	0.25	0.20	0.27
Net realized and unrealized gain (loss)	(0.40)	0.54	(0.09)	0.33	(0.68)	0.90
Total from investment operations	(0.28)	0.79	0.15	0.58	(0.48)	1.17
Distributions from:
Net investment income	(0.12)	(0.26)	(0.24)	(0.25)	(0.22)	(0.28)
Net realized gain	(0.05)	—	—	(0.03)	(0.26)	(0.17)
Total distributions	(0.17)	(0.26)	(0.24)	(0.28)	(0.48)	(0.45)
Total increase (decrease) in net asset value	(0.45)	0.53	(0.09)	0.30	(0.96)	0.72
Net asset value, ending	$15.81	$16.26	$15.73	$15.82	$15.52	$16.48
Total return(c)	(1.74%)	5.05%	0.95%	3.78%	(3.01)%	7.58%
Ratios to average net assets:(d)
Net investment income	1.48%(e)	1.59%(b)	1.51%	1.60%	1.26%	1.73%
Total expenses	1.77%(e)	1.84%	1.91%	1.92%	1.90%	1.96%
Net expenses	1.77%(e)	1.81%	1.91%	1.92%	1.90%	1.96%
Portfolio turnover	52%	154%	241%	187%	214%	228%
Net assets, ending (in thousands)	$29,353	$32,349	$32,626	$33,963	$37,620	$45,974
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	80	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Bond Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years Ended
		September 30,
Class I Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012
Net asset value, beginning	$16.38	$15.85	$15.94	$15.62	$16.59	$15.85
Income from investment operations:
Net investment income	0.22	0.46(b)	0.47	0.48	0.43	0.50
Net realized and unrealized gain (loss)	(0.40)	0.53	(0.09)	0.35	(0.70)	0.92
Total from investment operations	(0.18)	0.99	0.38	0.83	(0.27)	1.42
Distributions from:
Net investment income	(0.22)	(0.46)	(0.47)	(0.48)	(0.44)	(0.51)
Net realized gain	(0.05)	—	—	(0.03)	(0.26)	(0.17)
Total distributions	(0.27)	(0.46)	(0.47)	(0.51)	(0.70)	(0.68)
Total increase (decrease) in net asset value	(0.45)	0.53	(0.09)	0.32	(0.97)	0.74
Net asset value, ending	$15.93	$16.38	$15.85	$15.94	$15.62	$16.59
Total return(c)	(1.11%)	6.35%	2.36%	5.35%	(1.69)%	9.21%
Ratios to average net assets:(d)
Net investment income	2.74%(e)	2.86%(b)	2.91%	3.01%	2.66%	3.12%
Total expenses	0.54%(e)	0.54%	0.51%	0.50%	0.51%	0.56%
Net expenses	0.52%(e)	0.53%	0.51%	0.50%	0.51%	0.56%
Portfolio turnover	52%	154%	241%	187%	214%	228%
Net assets, ending (in thousands)	$437,491	$355,017	$328,690	$300,602	$220,621	$202,799
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	81	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Green Bond Fund

		Years or Period Ended
	Six Months Ended March 31, 2017(a) (Unaudited)	September 30,
Class A Shares		2016(a)	2015(a)	2014(a)(b)
Net asset value, beginning	$15.64	$15.14	$15.20	$15.00
Income from investment operations:
Net investment income	0.14	0.25	0.23	0.17
Net realized and unrealized gain (loss)	(0.31)	0.53	0.06	0.17
Total from investment operations	(0.17)	0.78	0.29	0.34
Distributions from:
Net investment income	(0.14)	(0.25)	(0.22)	(0.14)
Net realized gain	(0.16)	(0.03)	(0.13)	—
Total distributions	(0.30)	(0.28)	(0.35)	(0.14)
Total increase (decrease) in net asset value	(0.47)	0.50	(0.06)	0.20
Net asset value, ending	$15.17	$15.64	$15.14	$15.20
Total return(c)	(1.08%)	5.21%	1.95%	2.29%
Ratios to average net assets:(d)
Net investment income	1.79%(e)	1.64%	1.49%	1.21%(e)
Total expenses	1.07%(e)	1.12%	1.24%	1.99%(e)
Net expenses	0.88%(e)	0.88%	0.88%	0.88%(e)
Portfolio turnover	31%	243%	444%	545%
Net assets, ending (in thousands)	$30,679	$28,987	$23,108	$10,622

(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From October 31, 2013 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	82	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Green Bond Fund

		Years or Period Ended
	Six Months Ended March 31, 2017(a) (Unaudited)	September 30,
Class I Shares		2016(a)	2015(a)	2014(a)(b)
Net asset value, beginning	$15.67	$15.13	$15.18	$15.00
Income from investment operations:
Net investment income	0.16	0.31	0.29	0.21
Net realized and unrealized gain (loss)	(0.32)	0.53	0.06	0.18
Total from investment operations	(0.16)	0.84	0.35	0.39
Distributions from:
Net investment income	(0.15)	(0.31)	(0.27)	(0.21)
Net realized gain	(0.16)	(0.03)	(0.13)	—
Total distributions	(0.31)	(0.34)	(0.40)	(0.21)
Total increase (decrease) in net asset value	(0.47)	0.50	(0.05)	0.18
Net asset value, ending	$15.20	$15.63	$15.13	$15.18
Total return(c)	(0.96%)	5.60%	2.36%	2.58%
Ratios to average net assets:(d)
Net investment income	2.04%(e)	2.01%	1.89%	1.51%(e)
Total expenses	0.78%(e)	0.67%	0.76%	1.17%(e)
Net expenses	0.63%(e)	0.50%	0.50%	0.50%(e)
Portfolio turnover	31%	243%	444%	545%
Net assets, ending (in thousands)	$23,823	$23,908	$28,540	$12,994

(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From October 31, 2013 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Income Funds	83	Prospectus dated February 1, 2017 as revised December 11, 2017

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations and other issuers of securities deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert Research and Management seeks to invest in issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers. The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of operations and practices on the environment
•	Manage water scarcity and ensure efficient and equitable access to clean sources
•	Mitigate impact on all types of natural capital
•	Diminish climate-related risks and reduce carbon emissions
•	Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data
•	Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights
•	Promote diversity and gender equity across workplaces, marketplaces and communities
•	Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards
•	Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•	Provide responsible stewardship of capital in the best interests of shareholders and debtholders
•	Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity
•	Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy
•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners
•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Calvert’s commitment to these Principles signifies continuing focus on investing in issuers with superior responsibility and sustainability characteristics. The application of the Calvert Principles generally precludes investments in issuers that:

•	Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.
•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
•	Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
•	Demonstrate poor governance or engage in harmful or unethical practices.
Calvert Income Funds	84	Prospectus dated February 1, 2017 as revised December 11, 2017

•	Manufacture tobacco products.
•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.
•	Manufacture or have significant and direct involvement in the sale of firearms and/or ammunition.
•	Manufacture, design or sell weapons, or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
•	Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

An investment in a particular company or other issuer does not constitute Calvert’s endorsement or validation of the issuer, and the absence of a particular investment from a managed portfolio does not necessarily indicate that the issuer operates in a manner that is inconsistent with the Calvert Principles.

Calvert Income Funds	85	Prospectus dated February 1, 2017 as revised December 11, 2017

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the SAI.

Front-end Sales Load Waivers on Class A Shares

The front-end sales charges applicable to purchases of Class A shares will be waived for:

•	Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A, Class B and Class C Shares

The CDSC payable on redemptions of Class A, Class B and Class C will be waived in connection with:

•	Shares sold on the death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in “How to Sell Shares”
•	Shares sold to return excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	The sale of Fund shares acquired pursuant to the Rights of Reinstatement as described above
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only)
•	An exchange for shares of another class of the same fund through a fee-based individual retirement account on the Merrill Lynch platform. In such circumstances, Merrill Lynch will remit the portion of the CDSC to be paid to the principal underwriter equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period

Calvert Income Funds	86	Prospectus dated February 1, 2017 as revised December 11, 2017

Front-end load Discounts Available: Discounts, Rights of Accumulation & Letters of Intent

Front-end sales charges may be subject to discounts, rights of accumulation and letters of intent as follows:

•	The front-end sales charge applicable to Class A shares may be subject to breakpoint discounts for purchases in excess of $50,000 for Class A as described under “Sales Charges”
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) through Merrill Lynch, over a 13-month period of time (if applicable)

Calvert Income Funds	87	Prospectus dated February 1, 2017 as revised December 11, 2017

To Open an Account:

800-368-2745

Performance and Prices:

www.calvert.com
24 hours, 7 days a week

Service for Existing Accounts:

Shareholders 800-368-2745
Brokers 800-368-2745

Regular Mail:

Calvert Funds
P.O. Box 219544
Kansas City, MO 64121-9544

Registered, Certified or

Overnight Mail:

Calvert Funds
c/o BFDS (DST Asset Manager Solutions, Inc. effective January 1, 2018)
330 West 9th Street
Kansas City, MO 64105-1514

Calvert Income Funds	88	Prospectus dated February 1, 2017 as revised December 11, 2017

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Funds
c/o Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
Telephone: 1-800-368-2745

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on the Calvert funds’ website at the following Internet address:

www.calvert.com

You can review and copy information about a Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-1520.

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.

Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investment Company Act file:

No. 811-3334 Calvert Social Investment Fund (Calvert Bond Fund)

No. 811-3416 The Calvert Fund (Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Duration Income Fund and Calvert High Yield Bond Fund)

No. 811-10045 Calvert Impact Fund, Inc. (Calvert Green Bond Fund)

24138 12.11.17

Calvert US Large-Cap Core Responsible Index Fund

Class A Share - CSXAX Class C Shares - CSXCX Class I Shares - CISIX Class R6 Shares - CSXRX

Calvert US Large-Cap Growth Responsible Index Fund

Class A Shares - CGJAX Class I Shares - CGJIX

Calvert US Large-Cap Value Responsible Index Fund

Class A Shares - CFJAX Class I Shares - CFJIX

Calvert US Mid-Cap Core Responsible Index Fund

Class A Shares - CMJAX Class I Shares - CMJIX

Calvert International Responsible Index Fund

(formerly Calvert Developed Markets Ex-U.S. Responsible Index Fund)
Class A Shares - CDHAX Class I Shares - CDHIX

Calvert Global Energy Solutions Fund

Class A Shares - CGAEX Class C Shares - CGACX Class I Shares - CAEIX

Calvert Global Water Fund

Class A Shares - CFWAX Class C Shares - CFWCX Class I Shares - CFWIX

Prospectus Dated
February 1, 2017
as revised December 11, 2017

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Fund Summaries	3
Calvert US Large-Cap Core Responsible Index Fund	3
Calvert US Large-Cap Growth Responsible Index Fund	7
Calvert US Large-Cap Value Responsible Index Fund	11
Calvert US Mid-Cap Core Responsible Index Fund	15
Calvert International Responsible Index Fund	19
Calvert Global Energy Solutions Fund	23
Calvert Global Water Fund	28
More Information On Investment Strategies and Risks	33
Portfolio Holdings	36
About Responsible Investing	36
Management of Fund Investments	37
About Calvert Research and Management	37
Portfolio Managers	38
Advisory Fees	38
Administrative Fees	38
Sub-Transfer Agency and Related Services	39
Valuing Shares	39
Purchasing Shares	39
Sales Charges	43
Redeeming Shares	45
Shareholder Account Features	46
Additional Tax Information	48
Financial Highlights	50
Calvert US Large-Cap Core Responsible Index Fund	50
Calvert US Large-Cap Growth Responsible Index Fund	53
Calvert US Large-Cap Value Responsible Index Fund	55
Calvert US Mid-Cap Core Responsible Index Fund	57
Calvert International Responsible Index Fund	59
Calvert Global Energy Solutions Fund	61
Calvert Global Water Fund	64
Appendix A – The Calvert Principles for Responsible Investment	67
Appendix B – Financial Intermediary Sales Charge Variations	69
Calvert Responsible Index Funds	2	Prospectus dated February 1, 2017 as revised December 11, 2017

Fund Summaries

Calvert US Large-Cap Core Responsible Index Fund

Investment Objective

The Fund seeks to track the performance of the Calvert US Large-Cap Core Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 43 of this Prospectus, and under “Method of Distribution” on page 25 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class R6
Management fees(3)	0.27%	0.27%	0.27%	0.27%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses(4)	0.18%	0.25%	0.10%	0.10%
Total annual fund operating expenses	0.70%	1.52%	0.37%	0.37%
Less fee waiver and/or expense reimbursement(5)	(0.16)%	(0.23)%	(0.18)%	(0.18)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.54%	1.29%	0.19%	0.19%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.25%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the fiscal year ended September 30, 2016.
(4)	Estimated for Class R6.
(5)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.54% for Class A, 1.29% for Class C, 0.19% for Class I and 0.19% for Class R6. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.
Calvert Responsible Index Funds	3	Prospectus dated February 1, 2017 as revised December 11, 2017

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$528	$673	$831	$1,290	$528	$673	$831	$1,290
Class C shares	$231	$458	$807	$1,793	$131	$458	$807	$1,793
Class I shares	$195	$1,006	$1,895	$4,504	$195	$1,006	$1,895	$4,504
Class R6 shares	$1,946	$10,065	$18,953	$45,035	$1,946	$10,065	$18,953	$45,035

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of its portfolio’s average value.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.

Calvert US Large-Cap Core Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment (the “Calvert Principles”) and are selected from the universe of companies included in the S-Network U.S. Equity Large/Mid-Cap 1000 Index (formerly, S-Network U.S. Equity Large Cap 1000 Index). The S-Network U.S. Equity Large/Mid-Cap 1000 Index is a capitalization-weighted, float-adjusted equity index comprised of the 1000 largest stocks of companies domiciled in the United States, excluding real estate investment trusts, master limited partnerships, and similar types of securities. As of December 31, 2016, the Index included 724 companies, and the market capitalization ranged from $1.5 billion to $618.0 billion with a weighted average market capitalization of $130.2 billion. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer’s conduct relative to the Calvert Principles. The Index is reconstituted semi-annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies.

The Fund uses a replication method of indexing. If assets should ever decline to below $5 million, it may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Calvert Responsible Index Funds	4	Prospectus dated February 1, 2017 as revised December 11, 2017

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

Calvert Responsible Index Funds	5	Prospectus dated February 1, 2017 as revised December 11, 2017

For the ten years ended December 31, 2016, the highest quarterly total return for Class A was 18.19% for the quarter ended June 30, 2009 and the lowest quarterly return was -25.52% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Ten Years
Class A Return Before Taxes	5.09%	13.61%	5.81%
Class A Return After Taxes on Distributions	4.27%	12.69%	5.28%
Class A Return After Taxes on Distributions and Sale of Class A Shares	3.56%	10.87%	4.60%
Class C Return Before Taxes	8.53%	13.78%	5.37%
Class I Return Before Taxes	10.71%	15.27%	6.87%
Class R6 Return Before Taxes	10.71%	15.27%	6.87%
Calvert US Large-Cap Core Responsible Index (reflects no deduction for fees, expenses or taxes)	11.03%	15.64%	7.39%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	12.05%	14.67%	7.08%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Performance results for Class R6 prior to October 3, 2017 (the Class R6 share’s inception date) reflect the performance of Class I at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $5,000 for Class A and Class C ($2,000 for individual retirement accounts in Class A or Class C), $100,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Responsible Index Funds	6	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Large-Cap Growth Responsible Index Fund

Investment Objective

The Fund seeks to track the performance of the Calvert US Large-Cap Growth Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 43 of this Prospectus, and under “Method of Distribution” on page 25 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class I
Management fees(2)	0.27%	0.27%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.96%	0.38%
Total annual fund operating expenses	1.48%	0.65%
Less fee waiver and/or expense reimbursement(3)	(0.91)%	(0.43)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.57%	0.22%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.25%.
(2)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.57% and 0.22% for Class A and Class I, respectively. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.12% of the administrative fee through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$530	$835	$1,162	$2,085	$530	$835	$1,162	$2,085
Class I shares	$225	$1,647	$3,196	$7,696	$225	$1,647	$3,196	$7,696

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of its portfolio’s average value.

Calvert Responsible Index Funds	7	Prospectus dated February 1, 2017 as revised December 11, 2017

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.

Calvert US Large-Cap Growth Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment (the “Calvert Principles”) and are selected from the universe of companies included in the S-Network U.S. Equity Large/Mid-Cap 1000 Index (formerly S-Network U.S. Equity Large Cap 1000 Index). The S-Network U.S. Equity Large/Mid-Cap 1000 Index is a capitalization-weighted, float-adjusted equity index comprised of the 1000 largest stocks of companies domiciled in the United States, excluding real estate investment trusts, master limited partnerships, and similar types of securities. Securities of companies in the S-Network U.S. Equity Large/Mid-Cap 1000 Index that operate their businesses in a manner that is consistent with the Calvert Principles are scored and ranked for growth factors to determine placement and weight in the Index. As of December 31, 2016, the Index included 506 companies, and the market capitalization ranged from $1.5 billion to $546.1 billion with a weighted average market capitalization of $127.3 billion. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer’s conduct relative to the Calvert Principles. The Index is reconstituted semi-annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies.

The Fund uses a replication method of indexing. If assets should ever decline to below $5 million, it may use the sampling method. The replication method involves holding every security in the Calvert Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Growth Investing. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Calvert Responsible Index Funds	8	Prospectus dated February 1, 2017 as revised December 11, 2017

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2015 through December 31, 2016, the highest quarterly total return for Class A was 6.72% for the quarter ended December 31, 2015 and the lowest quarterly return was -0.55% for the quarter ended December 31, 2016.

Calvert Responsible Index Funds	9	Prospectus dated February 1, 2017 as revised December 11, 2017

Average Annual Total Returns as of December 31, 2016	One Year	Life of Fund
Class A Return Before Taxes	-0.89%	-1.26%
Class A Return After Taxes on Distributions	-1.07%	-1.41%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-0.35%	-0.96%
Class I Return Before Taxes	4.44%	2.29%
Calvert US Large-Cap Growth Responsible Index (reflects no deduction for fees, expenses or taxes)	4.63%	2.48%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	4.15%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on June 19, 2015. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A) and $100,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Responsible Index Funds	10	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Large-Cap Value Responsible Index Fund

Investment Objective

The Fund seeks to track the performance of the Calvert US Large-Cap Value Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 43 of this Prospectus, and under “Method of Distribution” on page 25 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class I
Management fees(2)	0.27%	0.27%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.34%	0.24%
Total annual fund operating expenses	0.86%	0.51%
Less fee waiver and/or expense reimbursement(3)	(0.29)%	(0.29)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.57%	0.22%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.25%.
(2)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.57% and 0.22% for Class A and Class I, respectively. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.12% of the administrative fee through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$530	$709	$902	$1,460	$530	$709	$902	$1,460
Class I shares	$225	$1,343	$2,562	$6,125	$225	$1,343	$2,562	$6,125

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of its portfolio’s average value.

Calvert Responsible Index Funds	11	Prospectus dated February 1, 2017 as revised December 11, 2017

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.

Calvert US Large-Cap Value Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”) and are selected from the universe of companies included in the S-Network U.S. Equity Large/Mid-Cap 1000 Index (formerly, S-Network U.S. Equity Large Cap 1000 Index). The S-Network U.S. Equity Large/Mid-Cap 1000 Index is a capitalization-weighted, float-adjusted equity index comprised of the 1000 largest stocks of companies domiciled in the United States, excluding real estate investment trusts, master limited partnerships, and similar types of securities. Securities of companies in the S-Network U.S. Equity Large/Mid-Cap 1000 Index that operate their businesses in a manner that is consistent with the Calvert Principles are scored and ranked for value factors to determine placement and weight in the Index. As of December 31, 2016, the Index included 507 companies, and the market capitalization ranged from $1.8 billion to $618.0 billion with a weighted average market capitalization of $129.6 billion. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer’s conduct relative to the Calvert Principles. The Index is reconstituted semi-annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies.

The Fund uses a replication method of indexing. If assets should ever decline to below $5 million, it may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Value Investing. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures. They may include companies that are temporarily out of favor with the market or that may have experienced adverse business developments but that have the potential for growth.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Calvert Responsible Index Funds	12	Prospectus dated February 1, 2017 as revised December 11, 2017

Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2015 through December 31, 2016, the highest quarterly total return for Class A was 7.54% for the quarter ended December 31, 2016 and the lowest quarterly return was 0.92% for the quarter ended March 31, 2016.

Calvert Responsible Index Funds	13	Prospectus dated February 1, 2017 as revised December 11, 2017

Average Annual Total Returns as of December 31, 2016	One Year	Life of Fund
Class A Return Before Taxes	11.25%	2.27%
Class A Return After Taxes on Distributions	10.74%	1.88%
Class A Return After Taxes on Distributions and Sale of Class A Shares	6.78%	1.72%
Class I Return Before Taxes	17.21%	5.91%
Calvert US Large-Cap Value Responsible Index (reflects no deduction for fees, expenses or taxes)	17.74%	6.34%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	7.04%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on June 19, 2015. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A) and $100,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Responsible Index Funds	14	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Mid-Cap Core Responsible Index Fund

Investment Objective

The Fund seeks to track the performance of the Calvert US Mid-Cap Core Responsible Index (the “Index”), which measures the investment return of mid-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 43 of this Prospectus, and under “Method of Distribution” on page 25 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class I
Management fees(2)	0.27%	0.27%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	2.70%	2.47%
Total annual fund operating expenses	3.22%	2.74%
Less fee waiver and/or expense reimbursement(3)	(2.65)%	(2.52)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.57%	0.22%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.25%.
(2)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.57% and 0.22% for Class A and Class I, respectively. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.12% of the administrative fee through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$530	$1,183	$1,858	$3,655	$530	$1,183	$1,858	$3,655
Class I shares	$225	$6,098	$12,239	$28,847	$225	$6,098	$12,239	$28,847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of its portfolio’s average value.

Calvert Responsible Index Funds	15	Prospectus dated February 1, 2017 as revised December 11, 2017

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.

Calvert US Mid-Cap Core Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”) and are selected from the universe of companies included in the S-Network U.S. Equity Mid-Cap 800 Index. The S-Network U.S. Equity Mid-Cap 800 Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for mid-cap stocks that are traded in the U.S. markets. As of December 31, 2016, the Index included 585 companies, and the market capitalization ranged from $1.5 billion to $33.5 billion with a weighted average market capitalization of $11.0 billion. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer’s operations relative to the Calvert Principles. The Index is reconstituted semi-annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies.

The Fund uses a replication method of indexing. If assets should ever decline to below $5 million, it may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact

Calvert Responsible Index Funds	16	Prospectus dated February 1, 2017 as revised December 11, 2017 the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2015 through December 31, 2016, the highest quarterly total return for Class A was 5.20% for the quarter ended September 30, 2016 and the lowest quarterly return was 1.91% for the quarter ended March 31, 2016.

Average Annual Total Returns as of December 31, 2016	One Year	Life of Fund
Class A Return Before Taxes	9.30%	5.10%
Class A Return After Taxes on Distributions	8.65%	4.51%
Class A Return After Taxes on Distributions and Sale of Class A Shares	5.48%	3.74%
Class I Return Before Taxes	15.13%	9.95%
Calvert US Mid-Cap Core Responsible Index (reflects no deduction for fees, expenses or taxes)	15.72%	10.44%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.80%	9.33%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on October 30, 2015. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Calvert Responsible Index Funds	17	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A) and $100,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Responsible Index Funds	18	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Responsible Index Fund

Investment Objective

The Fund seeks to track the performance of the Calvert International Responsible Index (the “Index”), which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 43 of this Prospectus, and under “Method of Distribution” on page 25 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class I
Management fees(2)	0.27%	0.27%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	5.04%	4.57%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses	5.57%	4.85%
Less fee waiver and/or expense reimbursement(3)	(4.94)%	(4.57)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.63%	0.28%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.25%.
(2)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.62% and 0.27% for Class A and Class I, respectively. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.12% of the administrative fee through January 31, 2018.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$536	$1,637	$2,726	$5,394	$536	$1,637	$2,726	$5,394
Class I shares	$287	$10,460	$20,663	$46,307	$287	$10,460	$20,663	$46,307

Calvert Responsible Index Funds	19	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of its portfolio’s average value.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.

Calvert International Responsible Index. The Index is composed of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”) and are selected from the universe of companies included in the S-Network Developed International 1000 Index. The S-Network Developed International 1000 Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for stocks of companies located in major markets in Europe, the Pacific, Asia and Canada. As of December 31, 2016, the Index included 676 companies, and the market capitalization ranged from $1.2 billion to $223.7 billion with a weighted average market capitalization of approximately $45.5 billion. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer’s conduct relative to the Calvert Principles. The Index is reconstituted semi-annually and is rebalanced quarterly.

The Fund may enter into foreign currency transactions in the course of purchasing and selling foreign currency denominated securities in order to track, as closely as possible, the performance of the Index.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies.

The Fund uses a replication method of indexing. If assets should ever decline to below $5 million, it may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Calvert Responsible Index Funds	20	Prospectus dated February 1, 2017 as revised December 11, 2017

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calvert Responsible Index Funds	21	Prospectus dated February 1, 2017 as revised December 11, 2017

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2015 through December 31, 2016, the highest quarterly total return for Class A was 6.09% for the quarter ended September 30, 2016 and the lowest quarterly return was -2.34% for the quarter ended December 31, 2016.

Average Annual Total Returns as of December 31, 2016	One Year	Life of Fund
Class A Return Before Taxes	-4.62%	-5.79%
Class A Return After Taxes on Distributions	-5.10%	-6.21%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-2.18%	-4.38%
Class I Return Before Taxes	0.50%	-1.41%
Calvert International Responsible Index (reflects no deduction for fees, expenses or taxes)	0.67%	-1.61%
MSCI World ex USA Index (reflects net dividends, which reflects the deduction of withholding taxes)	2.75%	-0.60%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on October 30, 2015. (Source for the MSCI World Ex USA Index: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 31, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A) and $100,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Calvert Responsible Index Funds	22	Prospectus dated February 1, 2017 as revised December 11, 2017

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Responsible Index Funds	23	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Energy Solutions Fund

Investment Objective

The Fund seeks to track the performance of the Calvert Global Energy Research Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 43 of this Prospectus, and under “Method of Distribution” on page 39 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.67%	0.72%	2.75%
Acquired fund fees and expenses	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.81%	2.61%	3.64%
Less fee waiver and/or expense reimbursement(4)	(0.51)%	(0.56)%	(2.69)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%	2.05%	0.95%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.28% for Class A, 2.03% for Class C and 0.93% for Class I. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$601	$970	$1,363	$2,461	$601	$970	$1,363	$2,461
Class C shares	$308	$758	$1,335	$2,903	$208	$758	$1,335	$2,903
Class I shares	$9,692	$86,474	$165,359	$372,152	$9,692	$86,474	$165,359	$372,152

Calvert Responsible Index Funds	24	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of its portfolio’s average value.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Energy Research Index (the “Index”). The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry and normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The companies in which the Fund invests operate businesses, business units or business lines that (i) contribute to growth and innovation in renewable energy industries and the commercial adoption of renewable energy sources, including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery, (ii) manufacture technologies that minimize greenhouse gas emissions, (iii) provide energy storage solutions, (iv) distribute energy produced from renewable energy sources, (v) deliver products and services that improve energy efficiency and reduce greenhouse gas emissions across economic sectors, (vi) demonstrate leadership in the most energy-intensive industries through the minimization of their energy use and carbon footprint, (vii) are electric utility and independent power producers that are leading the transition from fossil fuels to renewable energy, and (viii) contribute to the electrification of the transportation system. The Fund does not invest in companies with significant fossil fuel reserves (including natural gas reserves) and seeks to minimize its exposure to fossil fuel extraction and nuclear energy production.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the sustainable energy solutions sector are at a relatively early stage of development. Up to 5% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global energy challenges.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Calvert Global Energy Research Index. The Calvert Global Energy Research Index is a proprietary index that is owned by CRM. It is composed of companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in business activities in the sustainable energy solutions sector that are consistent with the Calvert Principles for Responsible Investment. A company is significantly involved in business activities in the sustainable energy solutions sector if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities involving the production and/or distribution of renewable energy including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery (“Renewable Energy Producers/Distributors”), the manufacture of technologies and/or products that enable the transition away from fossil fuels or that reduce energy consumption, including power storage, smart grid applications, and carbon capture technologies (“Technology Providers”), or the provision of products and services that improve energy efficiency for residential or commercial use (“Energy Efficiency Providers”), (ii) it is a leader in energy efficiency and/or the use of renewable energy in the most energy intensive industries, such as the cement and steel industries (“Energy Use Leaders”), or (iii) it provides solutions that address global energy challenges, as outlined by the United Nations Sustainable Development Goals (“Energy Innovators”). Renewable Energy Producers/Distributors, Technology Providers, Energy Efficiency Providers and Energy Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Energy Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.

At each Index reconstitution Renewable Energy Producers/Distributors, Technology Providers, and Energy Efficiency Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased

Calvert Responsible Index Funds	25	Prospectus dated February 1, 2017 as revised December 11, 2017 exposure to small-cap and micro-cap names. At each Index reconstitution, the Energy Use Leaders and Energy Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer’s conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.

At each Index reconstitution, at least 40% of the total market value of the Index or, if the Adviser determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States). Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.

At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the sustainable energy solutions sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from products, services or technologies related to sustainable energy solutions or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fall.

Sustainable Energy Solutions Industry Risk. The sustainable energy solutions industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments’ policies towards sustainable energy solutions also may adversely affect Fund performance.

Concentration Risk. A downturn in the sustainable energy solutions industry would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Calvert Responsible Index Funds	26	Prospectus dated February 1, 2017 as revised December 11, 2017

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2007 through December 31, 2016, the highest quarterly total return for Class A was 28.24% for the quarter ended June 30, 2009 and the lowest quarterly return was -33.93% for the quarter ended December 31, 2008.

Calvert Responsible Index Funds	27	Prospectus dated February 1, 2017 as revised December 11, 2017

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-12.10%	1.82%	-9.39%
Class A Return After Taxes on Distributions	-12.25%	1.79%	-9.42%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-6.60%	1.43%	-6.30%
Class C Return Before Taxes	-9.31%	1.87%	-9.75%
Class I Return Before Taxes	-7.24%	3.35%	-8.50%
Calvert Global Energy Research Spliced Benchmark	-1.09%	9.02%	-7.21%
Ardour Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	-2.89%	8.61%	-7.39%
MSCI All Country World Index (reflects net dividends, which reflects the deduction of withholding taxes)	7.86%	9.35%	2.67%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective October 4, 2016, the Fund changed its Investment Objective and Principal Investment Strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles for Responsible Investment. Prior to October 4, 2016, the Fund employed an active management strategy. Class A and Class I commenced operations on May 31, 2007. Performance results for Class C shares prior to July 31, 2007 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. The Calvert Global Energy Research Spliced Benchmark is comprised of the Ardour Global Alternative Energy Index prior to October 4, 2016 and the Calvert Global Energy Research Index thereafter. The Calvert Global Energy Research Index incepted on July 15, 2016. Its cumulative total return from inception through December 31, 2016 was 0.80%. (Source for the MSCI All Country World Index: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Thomas C. Seto, Vice President of CRM, has managed the Fund since December 31, 2016.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since October 2016.

Jade Huang, Vice President of CRM, has managed the Fund since October 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Responsible Index Funds	28	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Water Fund

Investment Objective

The Fund seeks to track the performance of the Calvert Global Water Research Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 43 of this Prospectus, and under “Method of Distribution” on page 39 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.37%	0.34%	0.62%
Total annual fund operating expenses	1.47%	2.19%	1.47%
Less fee waiver and/or expense reimbursement(4)	(0.19)%	(0.16)%	(0.54)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.28%	2.03%	0.93%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.28% for Class A, 2.03% for Class C and 0.93% for Class I. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$599	$900	$1,222	$2,133	$599	$900	$1,222	$2,133
Class C shares	$306	$670	$1,160	$2,511	$206	$670	$1,160	$2,511
Class I shares	$9,489	$41,175	$75,138	$171,107	$9,489	$41,175	$75,138	$171,107

Calvert Responsible Index Funds	29	Prospectus dated February 1, 2017 as revised December 11, 2017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of its portfolio’s average value.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Water Research Index (the “Index”). The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector and normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water-related services or technologies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The companies in which the Fund invests operate businesses, business units or business lines that (i) provide clean drinkable water or wastewater management, (ii) manufacture products, such as pumps, pipes and valves, and provide services that help to cultivate clean water infrastructure systems, (iii) manufacture products or provide services related to the construction, planning, design, or engineering of infrastructure that improves water efficiency and/or delivery, (iv) develop, manufacture, distribute and/or install equipment or technologies for the treatment, separation and purification of water, including membranes, ultra-violet, desalination, filtration, ion exchange, and biological treatment, (v) offer technologies that promote water conservation and the efficient use of water, such as metering or recycling, (vi) are leaders in water efficiency or water re-use in high-intensity water industries, or (vii) provide innovative solutions to global water challenges.

The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the water-related sector are at a relatively early stage of development. Up to 4% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global water challenges.

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

Calvert Global Water Research Index. The Calvert Global Water Research Index is a proprietary index that is owned by CRM. It is composed of companies that manage water use in a sustainable manner and are actively engaged in expanding access to water, improving water quality, promoting the efficient use of water, or providing solutions that address other global water challenges. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in water-related business activities that are consistent with the Calvert Principles for Responsible Investment. A company is significantly involved in a water-related business activity if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities in either the water utilities or water distribution sectors (“Water Utilities”), the water infrastructure sector (“Water Infrastructure Providers”), or water treatment or water technology sectors (“Water Technology Providers”), (ii) it is a leader in water efficiency or water re-use in a water-intensive industry, which may include the food products, paper and semiconductor industries (“Water Use Leaders”), or (iii) it provides solutions that address global water challenges, as outlined by the United Nations Sustainability Development Goals (“Water Innovators”). Water Utilities, Water Infrastructure Providers, Water Technology Providers and Water Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Water Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.

At each Index reconstitution Water Utilities, Water Infrastructure Providers, and Water Technology Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names. At each Index reconstitution, the Water Use Leaders and Water Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from CRM’s evaluation of an issuer's conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.

Calvert Responsible Index Funds	30	Prospectus dated February 1, 2017 as revised December 11, 2017

At each Index reconstitution, at least 40% of the total market value of the Index or, if the Adviser determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States). Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.

At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the water sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from water-related products, services or technologies or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.

Responsible Investing. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible it will not be able to match the performance of the index exactly.

Water Sector Risk. Stocks that comprise the water-related sector may fall in value.

Water Industry Risks. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

Concentration Risk. A downturn in the water-related resources sector would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Calvert Responsible Index Funds	31	Prospectus dated February 1, 2017 as revised December 11, 2017

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholder or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The return in the bar chart is for Class A shares and does not reflect a sales charge. If the sales charge was reflected, the return would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

During the period from December 31, 2008 to December 31, 2016, the highest quarterly total return for Class A was 25.55% for the quarter ended June 30, 2009 and the lowest quarterly return was -15.39% for the quarter ended September 30, 2011.

Calvert Responsible Index Funds	32	Prospectus dated February 1, 2017 as revised December 11, 2017

Average Annual Total Returns as of December 31, 2016	One Year	Five Years	Life of Fund
Class A Return Before Taxes	8.59%	8.32%	5.64%
Class A Return After Taxes on Distributions	8.59%	6.91%	4.42%
Class A Return After taxes on Distributions and Sale of Class A Shares	4.86%	6.05%	4.13%
Class C Return Before Taxes	12.15%	8.51%	5.35%
Class I Return Before Taxes	14.43%	9.70%	6.46%
Calvert Global Water Research Spliced Benchmark	18.94%	13.17%	8.31%
S-Network Global Water Index (reflects no deduction for fees, expenses or taxes)	18.61%	13.09%	8.27%
MSCI All Country World Index (reflects net dividends, which reflects the deduction of withholding taxes)	7.86%	9.35%	6.69%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective April 11, 2016, the Fund changed its Investment Objective and Principal Investment Strategies to track the Calvert Global Water Research Index and implement the Calvert Principles for Responsible Investment. Prior to April 11, 2016, the Fund employed an active management strategy. Class A, Class C and Class I commenced operations on September 30, 2008. The Calvert Global Water Research Spliced Benchmark is comprised of the S-Network Global Water Index prior to May 31, 2016, and the Calvert Global Water Research Index thereafter. The Calvert Global Water Research Index incepted on February 5, 2016. Its cumulative total return from inception through December 31, 2016 was 22.81%. (Source for the MSCI All Country World Index: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Thomas C. Seto, Vice President of CRM, has managed the Fund since December 31, 2016.

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since April 2016.

Jade Huang, Vice President of CRM, has managed the Fund since April 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Calvert Responsible Index Funds	33	Prospectus dated February 1, 2017 as revised December 11, 2017

More Information on Investment Strategies and Risks

Investment Objective

The investment objective of each Fund may be changed by the Fund’s Board of Directors without shareholder approval.

Further Description of Investment Strategies and Techniques

A concise description of each Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more information about the risks that are referred to in this section.

The table below lists the maximum percentage limitations on certain types of Fund investments and strategies. A description of these investments and strategies and principal risks appears on the pages that follow.

	Calvert US Large-Cap Core Responsible Index Fund	Calvert US Large-Cap Growth Responsible Index Fund	Calvert US Large-Cap Value Responsible Index Fund	Calvert US Mid-Cap Core Responsible Index Fund	Calvert International Responsible Index Fund	Calvert Global Energy Solutions Fund	Calvert Global Water Fund
Investment Techniques
Indexing	µ	µ	µ	µ	µ	µ	µ
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑	❑
Exchange-Traded Funds	❑	❑	❑	❑	❑	❑	❑
Securities Lending	❑	❑	❑	❑	❑	❑	❑
Securities
Stocks in General	µ	µ	µ	µ	µ	µ	µ
Foreign Securities	5N1	5N1	5N1	5N1	µ	µ	µ
Illiquid Securities	15N	15N	15N	15N	15N	15N	15N
Derivative Instruments
Currency Contracts	❑	❑	❑	❑	µ	5T	5T
Futures Contracts	5N2	5N2	5N2	5N2	5N2	5N2	5N2
(1)	The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of investing at least 95% of its net assets in securities contained in its Index. The Index (and therefore the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on a major U.S. exchange.
(2)	Limitation applies to initial margin required to establish position.

Key to Table

µ	Portfolio currently uses as a principal investment strategy
❑	Permitted, but not a principal investment strategy
xN	Allowed up to x% of Fund’s net assets
xT	Allowed up to x% of Fund’s total assets

Calvert Responsible Index Funds	34	Prospectus dated February 1, 2017 as revised December 11, 2017

Description of Investment Strategies and Associated Risks

The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. This information is supplemental to the information about risk in each Fund Summary. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) portfolio tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. Certain indices place a greater emphasis on companies with a particular market capitalization or in a particular market sector, which may result in economic sector weightings that are significantly different from those of the overall market, and those overweightings/ underweightings may be out of favor in the market.	Risks: Opportunity and Market

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.	Risks: Opportunity

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are selected to track a particular index. ETFs are used for the limited purpose of managing a Fund’s cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. The Funds may also invest in ETFs to gain broad market or sector exposure.

Risks: Correlation and Market

Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral.	Risks: Credit and Market

Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Fund’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.	Risks: Market

Foreign Securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.	Risks: Market, Currency, Transaction, Liquidity, Information and Political

Illiquid Securities. Securities that cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

Derivative Instruments and Associated Risks

Currency Contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Calvert Responsible Index Funds	35	Prospectus dated February 1, 2017 as revised December 11, 2017

Futures Contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory

Explanation of Strategies Used by Certain Funds

All Funds

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. To the extent a Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Adviser or the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Adviser fail to use futures in accordance with Rule 4.5, then the Adviser would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Derivatives. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, and currency forwards, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate. Derivatives may be used to manage exposure to securities prices and foreign currencies; as an efficient means of increasing or decreasing the Fund’s exposure to certain markets; to protect the value of portfolio securities; and to serve as a cash management tool.

Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. government agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Portfolio Holdings

Each Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at www.sec.gov. Fund portfolio holdings as of each month end normally are available on the Calvert website approximately 30 days after month end.

A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the Fund’s SAI.

About Responsible Investing

Investment Selection Process

As described above, each Fund seeks to replicate a specific Calvert Responsible Index or, in the case of the Global Energy Solutions and Global Water Funds, a Calvert Research Index. Companies included in an Index are evaluated under The Calvert Principles for Responsible Investment (included as an appendix to this Prospectus), which provide a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance.

Calvert Responsible Index Funds	36	Prospectus dated February 1, 2017 as revised December 11, 2017

CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis. In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment. Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of CRM’s responsible investing criteria. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation. If there is insufficient information about an issuer’s ESG performance, CRM may determine to exclude the issuer from the Index.

A Fund may invest in a security before the Adviser has completed its evaluation of the security’s responsible investment characteristics if, in the opinion of the portfolio manager, the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) availability. Following any such investment in a security, the Adviser will evaluate the issuer to determine if it operates in a manner that is consistent with the Fund’s responsible investment criteria. If the Adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria, the security will be sold in accordance with CRM’s procedures, at a time and in a manner that is determined to be in the best interests of shareholders.

As described above, each Fund may invest in cash, cash equivalents and ETFs. Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investing principles otherwise applicable to investments made by the Fund. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund’s responsible investment criteria.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. CRM’s activities may include, but are not limited to:

Dialogue with Companies. CRM may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern.

Proxy Voting. As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with the Fund proxy voting guidelines attached to this SAI.

Shareholder Resolutions. CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Special Investment Programs

As part of its interest in fostering innovative ESG initiatives, each Fund may invest a small percentage of its net assets through special non-principal investment strategies – the High Social Impact Investments program and the Special Equities program. Investments in High Social Impact Investments and Special Equities are not included in the Index, and the Fund’s performance may deviate from the Index as a result.

High Social Impact Investments Program. Each Fund may invest up to 1% of its net assets (up to 3% for the Calvert Global Energy Solutions Fund, subject to a limitation on total High Social Impact and Special Equities investments of 5% of net assets) in the High Social Impact Investments program. High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact. The program includes (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments. High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Each Fund’s High Social Impact Investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes a High Social Impact Investment, such as the Calvert Social Investment Foundation (as discussed below).

Pursuant to an exemptive order issued by the SEC, certain of the Funds have invested in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (formerly, the Calvert Social Investment Foundation) (“CIC”). CIC is a non-profit charitable and educational organization that connects investors with organizations around the globe working to develop affordable housing, create jobs, protect the environment and achieve other social good. CIC issues Notes to individual and institutional investors and invests the proceeds in not-for-profit community development organizations,

Calvert Responsible Index Funds	37	Prospectus dated February 1, 2017 as revised December 11, 2017 community development banks, cooperatives and social enterprises that focus on low-income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society. CIC issues Notes with interest rates that range from 0%–4%and terms ranging from one to 15 years, and in turn makes loans at below-market rates. CIC has licensed use of the Calvert name from the Adviser and the Adviser’s President and Chief Executive Officer serves on the CIC Board, along with a member of the Fund Board and two members of the Advisory Council to the Fund Board. CIC is not owned or otherwise controlled by the Adviser or its affiliates. In connection with the change in each Fund’s investment adviser on December 30, 2016, the Funds intend to request a new exemptive order from the SEC to permit additional investment in Notes.

Special Equities Program. Each Fund may invest up to 1% of its net assets (up to 3% for the Calvert Global Energy Solutions Fund subject to a limitation on total High Social Impact and Special Equities investments of 5% of net assets; and up to 3% for the Calvert Global Water Fund) in the Special Equities program, which enables the Fund to promote approaches to responsible investment goals through privately placed investments. Special Equities investments are generally privately placed venture capital investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. At purchase, most Special Equities investments are expected to have projected returns commensurate with assumed risk levels. A small percentage of Special Equities investments may have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive societal impact.

The Fund Board or a committee thereof identifies, evaluates, and selects the Fund’s Special Equities investments. Each Fund has retained Daryn Dodson and Jeremy Sookhoo as consultants to provide research to the Board relating to Special Equities investments. Special Equities investments involve a high degree of risk and are subject to liquidity, information and transaction risk. Foreign Special Equities investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below-investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely. Each Fund’s Special Equities investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus.

Management of Fund Investments

About Calvert Research and Management

Calvert Research and Management (“CRM” or the “Adviser”) is a business trust established under the laws of the Commonwealth of Massachusetts. CRM became the investment adviser to each Fund on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between each Fund and CRM. Because the transaction was structured as an asset purchase, CRM assumed no responsibility for the obligations or liabilities of CIM existing prior to the closing of the transaction.

CRM is a subsidiary of Eaton Vance Management (“Eaton Vance”). Eaton Vance, Inc. (“EV”) serves as trustee of CRM. Each of CRM, EV and Eaton Vance is a direct or indirect subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. The business address of EVC, EV and Eaton Vance is Two International Place, Boston, Massachusetts 02110.

CRM also serves as administrator to the Fund, providing administrative services and related office facilities. The fees payable by each Fund for administrative services are described below.

Portfolio Managers

Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert International Responsible Index Fund and Calvert US Mid-Cap Core Responsible Index Fund. The portfolio manager of each Fund is Thomas C. Seto (since December 31, 2016). Mr. Seto is a Vice President of CRM and Head of Investment Management at the Seattle Investment Center of Parametric Portfolio Associates LLC (“Parametric”), an affiliate of CRM, and was previously Director of Portfolio Management at Parametric for more than five years. Mr. Seto has been an employee of the Eaton Vance organization for more than five years and currently manages other funds and portfolios.

Calvert Responsible Index Funds	38	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Energy Solutions Fund and Calvert Global Water Fund. The portfolio managers of each Fund are Thomas C. Seto (since December 31, 2016), Christopher Madden (since October 2016 for Global Energy Solutions Fund and April 2016 for Global Water Fund) and Jade Huang (since October 2016 for Global Energy Solutions Fund and April 2016 for Global Water Fund). Additional information about Mr. Seto appears above. Mr. Madden and Ms. Huang manage other CRM funds and are Vice Presidents of CRM. Prior to joining CRM on December 31, 2016, Mr. Madden and Ms. Huang each served as equity analysts and portfolio managers at CIM for more than five years.

The SAI for the Funds provides additional information about each portfolio manager’s management of other accounts, compensation and ownership of securities in the Funds.

Advisory Fees

The annual advisory fee paid by each Fund (except Global Energy Solutions Fund and Global Water Fund) is 0.15% of its average daily net assets. The annual advisory fee paid by each Fund (except Global Energy Solutions Fund and Global Water Fund) to CIM, its former investment adviser, for the fiscal year ended September 30, 2016 as a percentage of the Fund’s average daily net assets was 0.15%. Effective December 31, 2016, the annual advisory fee for Global Energy Solutions Fund is 0.75% of the Fund’s average daily net assets. Prior to such date, the annual advisory fee paid by the Fund to CIM, its former investment adviser was 0.95% of the Fund’s average daily net assets, and for the fiscal year ended September 30, 2016, the Fund paid an advisory fee of 0.95% of its average daily net assets. Effective December 31, 2016, the annual advisory fee for Global Water Fund is 0.75% of the Fund’s average daily net assets for the first $250 million and 0.70% of the Fund’s average daily net assets over $250 million. Prior to such date for the period from April 11, 2016 to December 31, 2016, the advisory fee paid by the Fund to CIM, its former investment adviser was 0.75% of the

Fund’s average daily net assets for the first $250 million and 0.70% of the Fund’s average daily net assets over $250 million. Prior to April 11, 2016, the annual advisory fee paid by the Fund to CIM was 0.90% of the Fund’s average daily net assets for the first $250 million and 0.85% of the Fund’s average daily net assets over $250 million. For the fiscal year ended September 30, 2016, the Fund paid an advisory fee of 0.81% of its average daily net assets.

A discussion regarding the basis for the approval by the Funds’ respective Board of Directors of the investment advisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.

Administrative Fees

The administrative fees (as a percentage of the Fund’s net assets) paid, net of waivers, by each Fund for the fiscal year ended September 30, 2016 are as follows. For information about administrative fees paid by each share class of each Fund prior to February 1, 2016, please see the section entitled “Administrative Services” in the Funds’ Statement of Additional Information.

Fund	Administrative Fee for Class A, Class C and Class Y(1)	Administrative Fee for Class I(2)	Administration Fee for Class R6
Calvert US Large-Cap Core Responsible Index Fund	0.12%	0.10%	0.12%
Calvert US Large-Cap Growth Responsible Index Fund	0.00%	0.00%	N/A
Calvert US Large-Cap Value Responsible Index Fund	0.00%	0.00%	N/A
Calvert US Mid-Cap Core Responsible Index Fund	0.00%	0.00%	N/A
Calvert International Responsible Index Fund	0.00%	0.00%	N/A
Calvert Global Energy Solutions Fund	0.16%	0.12%	N/A
Calvert Global Water Fund	0.16%	0.12%	N/A
(1)	Commencing February 1, 2016, the annual administrative fee paid by each share class of each fund listed above is 0.12% of average daily net assets. CRM has agreed to contractually waive 0.12% of the administrative fee for the noted share classes of Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund and Calvert International Responsible Index Fund annually through January 31, 2018.
(2)	Commencing February 1, 2016, the annual administrative fee paid by each share class of each fund listed above is 0.12% of average daily net assets. CRM has agreed to contractually waive 0.02% of the administrative fee for the noted share class of Calvert US Large-Cap Core Responsible Index Fund annually through January 31, 2018. CRM has also agreed to contractually waive 0.12% of the administrative fee for Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund and Calvert International Responsible Index Fund annually through January 31, 2018.
Calvert Responsible Index Funds	39	Prospectus dated February 1, 2017 as revised December 11, 2017

Sub-Transfer Agency and Related Services

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services. Prior to December 31, 2016, Calvert Investment Services, Inc. provided similar services to, and received $8 per Fund account held directly on the books of the transfer agent.

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). If trading on the Exchange is halted for the day before the scheduled close of regular trading, a Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board of Directors has adopted procedures for valuing investments and has delegated to the Adviser the daily valuation of such investments. Exchange-listed securities and other instruments (including derivatives) normally are valued at last sale or closing prices. In certain situations, the Adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value. In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Directors have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, the value of securities held can change on days when Fund shares cannot be redeemed or purchased. The Adviser has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Effective December 31, 2016, Eaton Vance Distributors, Inc. became the principal underwriter of each Fund (“EVD” or the “principal underwriter”). EVD is a direct, wholly-owned subsidiary of EVC. Prior thereto, Calvert Investment Distributors, Inc. served as each Fund’s distributor. For more information on buying and selling shares, please contact your financial professional or Calvert funds at 800-368-2745.

How to Buy Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in Appendix B to this prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix B.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by the Fund’s transfer agent. The Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Calvert Responsible Index Funds	40	Prospectus dated February 1, 2017 as revised December 11, 2017

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Calvert funds generally do not accept investments from residents of the European Union or Switzerland. The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter. The Funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multiemployer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment for the Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund and/or Calvert International Responsible Index Fund (the “Responsible Index Funds”) must be at least $5,000 ($2,000 for individual retirement accounts), except as noted below. The initial investment must be at least $1,000 for Global Energy Solutions Fund and Global Water Fund. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. The Funds no longer accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund’s transfer agent for Class C shares of such accounts will automatically be invested in Class A shares.

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Your initial investment must be at least $100,000 for the Responsible Index Funds and $250,000 for Global Energy Solutions Fund and Global Water Fund except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Each Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of Calvert and its affiliates and certain persons affiliated with Calvert.

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above), provided the total value of such accounts invested in Class I shares of Calvert funds is at least $100,000 for the Responsible Index Funds or at least $250,000 for Global Energy Solutions Fund or Global Water Fund (or is anticipated by the principal underwriter to reach $100,000 for the Responsible Index Funds or $250,000 for Global Energy Solutions Fund or Global Water Fund). Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Calvert Responsible Index Funds	41	Prospectus dated February 1, 2017 as revised December 11, 2017

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; private banks and their affiliates; insurance companies; clients of Eaton Vance Investment Counsel; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for: employer sponsored retirement plans; private banks and their affiliates; provided the aggregate value of their assets under management invested in Calvert funds is at least $1,000,000; and investment companies sponsored by the Eaton Vance organization. For all other eligible investors, the initial investment must be at least $1,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:00 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Calvert Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, a Calvert fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares. “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in

Calvert Responsible Index Funds	42	Prospectus dated February 1, 2017 as revised December 11, 2017 the sequence occurring within 90 days of the initial transaction in the sequence. Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, the Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Calvert funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Calvert fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•	transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);
•	transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
•	transactions made by model-based discretionary advisory accounts;
•	transactions made by a Calvert fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or
•	transactions in shares of Calvert Ultra-Short Duration Income Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Calvert funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s policy. Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses. A share class also may be subject to a sales charge. In choosing the class of shares that suits your investment needs, you should consider:

•	how long you expect to own your shares;
•	how much you intend to invest; and
•	the total operating expenses associated with owning each class.

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares to purchase. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Calvert Responsible Index Funds	43	Prospectus dated February 1, 2017 as revised December 11, 2017

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge (“CDSC”). The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. The Funds no longer accept direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Funds’ principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates). Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “How to Buy Shares - Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or subaccounting/ recordkeeping or similar fees paid to financial intermediaries.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Calvert Responsible Index Funds	44	Prospectus dated February 1, 2017 as revised December 11, 2017

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 or more	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to broker/dealers on sales of $1 million or more as follows: 0.25% on amounts $1 million up to and including $2 million; plus 0.20% on amounts over $2 million up to and including $3 million; plus 0.125% on amounts over $3 million up to and including $50 million; plus 0.0625% on amounts over $50 million up to and including $100 million; plus 0.0375% on amounts over $100 million. A CDSC of 0.25% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or a Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and Individual Retirement Accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services; (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans. Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the Statement of Additional Information. Class A shares are also offered at NAV to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when

Calvert Responsible Index Funds	45	Prospectus dated February 1, 2017 as revised December 11, 2017 distributions are reinvested. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information. Each Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing advance notice to shareholders.

Contingent Deferred Sales Charge. Class A and Class C shares are subject to a CDSC on certain redemptions. The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.80% (0.25% for the Responsible Index Funds) CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with redemptions from employer sponsored retirement plans or Individual Retirement Accounts to satisfy required minimum distributions or to return excess contributions made to Individual Retirement Accounts. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. Class C shares held in an account for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board of Directors may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to at least 60 days’ prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees. Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually and such amounts are generally paid to the financial intermediary from the principal underwriter based on the value of outstanding shares sold by such financial intermediaries for personal services and maintenance of shareholder accounts performed by such intermediaries. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge in the Statement of Additional Information. Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

Calvert Responsible Index Funds	46	Prospectus dated February 1, 2017 as revised December 11, 2017

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
By Internet	Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
For Additional Information	Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-386-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail. The Funds’ transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value. Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the Investment Company Act of 1940, as amended, for the reasons discussed below. The actual number of days following receipt of a redemption request in which a Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (NSCC) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

Calvert Responsible Index Funds	47	Prospectus dated February 1, 2017 as revised December 11, 2017

If your shares are held directly with a Fund’s transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date. However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States. While not currently charged by the Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

The Funds typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Funds also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, the Funds generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Securities distributed in a redemption in-kind would be valued pursuant to a Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that the Funds will manage liquidity successfully in all market environments. As a result, the Funds may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option	Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.
*	If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Funds. From time to time, you may receive the following:

•	Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•	Periodic account statements, showing recent activity and total share balance.
•	Tax information needed to prepare your income tax returns.
•	Proxy materials, in the event a shareholder vote is required.
•	Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.calvert.com.

Calvert Responsible Index Funds	48	Prospectus dated February 1, 2017 as revised December 11, 2017

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com). Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and the Funds may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. See also Appendix B to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Calvert website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer. If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or

Calvert Responsible Index Funds	49	Prospectus dated February 1, 2017 as revised December 11, 2017 other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Calvert Shareholder Services at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund expects to pay distributions annually. Distributions may not be paid if Fund (and Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different amounts. Each Fund intends to distribute any net realized capital gains, if any, annually. It may also be necessary, due to federal tax requirements, for each Fund to make a special income and/or capital gains distribution at the end of the calendar year.

A portion of any distribution of a Fund’s investment income may, and any distribution by a Fund of net realized short-term capital gains generally will be taxed as ordinary income. Distributions of any net gains from investments held for more than one year generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level. Over time, distributions by each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund’s income distributions may be eligible for the dividends-received deduction for corporations. A Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A return of capital generally will not be taxable to shareholders but will reduce the cost basis of a shareholder’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Each Fund expects to send shareholders a statement each February showing the tax status of all distributions.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Portfolio or a Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Calvert Responsible Index Funds	50	Prospectus dated February 1, 2017 as revised December 11, 2017

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid and after December 31, 2018 on redemption and certain capital gain dividends proceeds paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Calvert Responsible Index Funds	51	Prospectus dated February 1, 2017 as revised December 11, 2017

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the period(s) indicated. Certain information reflects the financial results for a single Fund share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request. Financial highlights information is not provided for Class R6 shares of the Calvert US Large-Cap Core Responsible Index Fund because the class had not commenced operations prior to the date of these financial highlights.

Calvert US Large-Cap Core Responsible Index Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Year Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$18.80	$17.90	$18.30	$15.90	$13.27	$10.35
Income from investment operations:
Net investment income	0.14	0.26	0.23	0.18	0.17	0.13
Net realized and unrealized gain (loss)	1.73	1.94	(0.01)	2.73	2.61	2.89
Total from investment operations	1.87	2.20	0.22	2.91	2.78	3.02
Distributions from:
Net investment income	(0.22)	(0.18)	(0.13)	(0.14)	(0.15)	(0.10)
Net realized gain	(0.42)	(1.12)	(0.49)	(0.37)	—	—
Total distributions	(0.64)	(1.30)	(0.62)	(0.51)	(0.15)	(0.10)
Total increase (decrease) in net asset value	1.23	0.90	(0.40)	2.40	2.63	2.92
Net asset value, ending	$20.03	$18.80	$17.90	$18.30	$15.90	$13.27
Total return(b)	10.12%	12.68%	1.06%	18.65%	21.16%	29.36%
Ratios to average net assets: (c)
Net investment income	1.46%(d)	1.46%	1.21%	1.02%	1.15%	1.03%
Total expenses	0.69%(d)	0.71%	0.77%	0.87%	1.02%	1.11%
Net expenses	0.54%(d)	0.54%	0.68%	0.75%	0.75%	0.75%
Portfolio turnover	16%	27%	33%	8%	14%	7%
Net assets, ending (in thousands)	$240,615	$319,773	$269,684	$214,427	$149,738	$97,904
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Annualized.
Calvert Responsible Index Funds	52	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Large-Cap Core Responsible Index Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Year Ended
		September 30,
Class C Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$17.71	$16.97	$17.41	$15.15	$12.65	$9.87
Income from investment operations:
Net investment income	0.06	0.12	0.08	0.03	0.03	0.01
Net realized and unrealized gain (loss)	1.64	1.82	—(b)	2.62	2.50	2.77
Total from investment operations	1.70	1.94	0.08	2.65	2.53	2.78
Distributions from:
Net investment income	(0.06)	(0.08)	(0.03)	(0.02)	(0.03)	—
Net realized gain	(0.42)	(1.12)	(0.49)	(0.37)	—	—
Total distributions	(0.48)	(1.20)	(0.52)	(0.39)	(0.03)	—
Total increase (decrease) in net asset value	1.22	0.74	(0.44)	2.26	2.50	2.78
Net asset value, ending	$18.93	$17.71	$16.97	$17.41	$15.15	$12.65
Total return (c)	9.72%	11.78%	0.30%	17.75%	20.02%	28.17%
Ratios to average net assets: (d)
Net investment income	0.71%(e)	0.70%	0.45%	0.19%	0.25%	0.04%
Total expenses	1.50%(e)	1.53%	1.57%	1.61%	1.77%	1.89%
Net expenses	1.29%(e)	1.29%	1.44%	1.57%	1.65%	1.74%
Portfolio turnover	16%	27%	33%	8%	14%	7%
Net assets, ending (in thousands)	$49,812	$43,579	$36,398	$25,864	$15,259	$9,958
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Amount is less than $0.005 per share.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized
Calvert Responsible Index Funds	53	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Large-Cap Core Responsible Index Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Year Ended
		September 30,
Class I Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$19.26	$18.33	$18.69	$16.20	$13.48	$10.52
Income from investment operations:
Net investment income	0.18	0.33	0.33	0.27	0.25	0.19
Net realized and unrealized gain (loss)	1.77	1.98	(0.01)	2.81	2.64	2.95
Total from investment operations	1.95	2.31	0.32	3.08	2.89	3.14
Distributions from:
Net investment income	(0.31)	(0.26)	(0.19)	(0.22)	(0.17)	(0.18)
Net realized gain	(0.42)	(1.12)	(0.49)	(0.37)	—	—
Total distributions	(0.73)	(1.38)	(0.68)	(0.59)	(0.17)	(0.18)
Total increase (decrease) in net asset value	1.22	0.93	(0.36)	2.49	2.72	2.96
Net asset value, ending	$20.48	$19.26	$18.33	$18.69	$16.20	$13.48
Total return(b)	10.31%	13.00%	1.54%	19.39%	21.76%	30.11%
Ratios to average net assets: (c)
Net investment income	1.80%(d)	1.80%	1.69%	1.56%	1.70%	1.57%
Total expenses	0.35%(d)	0.36%	0.36%	0.37%	0.46%	0.51%
Net expenses	0.19%(d)	0.19%	0.20%	0.21%	0.21%	0.21%
Portfolio turnover	16%	27%	33%	8%	14%	7%
Net assets, ending (in thousands)	$451,388	$387,043	$186,257	$122,405	$66,818	$41,249

(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(d)	Annualized.

Calvert Responsible Index Funds	54	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Large-Cap Growth Responsible Index Fund

	Six Months Ended	Year or Period Ended
Class A Shares	March 31, 2017(a) (Unaudited)	September 30, 2016(a)	September 30, 2015(a)(b)
Net asset value, beginning	$20.66	$18.55	$20.00
Income from investment operations:
Net investment income	0.08	0.15	0.03
Net realized and unrealized gain (loss)	1.58	2.00	(1.48)
Total from investment operations	1.66	2.15	(1.45)
Distributions from:
Net investment income	(0.16)	(0.04)	—
Net realized gain	—	—(c)	—
Total distributions	(0.16)	(0.04)	—
Total increase (decrease) in net asset value	1.50	2.11	(1.45)
Net asset value, ending	$22.16	$20.66	$18.55
Total return(d)	8.08%	11.63%	(7.25)%
Ratios to average net assets: (e)
Net investment income	0.77%(f)	0.77%	0.60%(f)
Total expenses	1.29%(f)	1.45%	7.70%(f)
Net expenses	0.57%(f)	0.57%	0.57%(f)
Portfolio turnover	40%	43%	3%
Net assets, ending (in thousands)	$3,903	$4,403	$2,100
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From June 19, 2015 inception.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Responsible Index Funds	55	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Large-Cap Growth Responsible Index Fund

	Six Months Ended	Year or Period Ended
Class I Shares	March 31, 2017(a) (Unaudited)	September 30, 2016(a)	September 30, 2015(a)(b)
Net asset value, beginning	$20.74	$18.57	$20.00
Income from investment operations:
Net investment income	0.12	0.22	0.05
Net realized and unrealized gain (loss)	1.58	2.01	(1.48)
Total from investment operations	1.70	2.23	(1.43)
Distributions from:
Net investment income	(0.23)	(0.06)	—
Net realized gain	—	—(c)	—
Total distributions	(0.23)	(0.06)	—
Total increase (decrease) in net asset value	1.47	2.17	(1.43)
Net asset value, ending	$22.21	$20.74	$18.57
Total return(d)	8.28%	12.02%	(7.15)%
Ratios to average net assets: (e)
Net investment income	1.16%(f)	1.12%	0.95%(f)
Total expenses	0.60%(f)	0.61%	7.16%(f)
Net expenses	0.22%(f)	0.22%	0.22%(f)
Portfolio turnover	40%	43%	3%
Net assets, ending (in thousands)	$43,702	$38,646	$1,964
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From June 19, 2015 inception.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Responsible Index Funds	56	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Large-Cap Value Responsible Index Fund

	Six Months Ended	Year or Period Ended
Class A Shares	March 31, 2017(a) (Unaudited)	September 30, 2016(a)	September 30, 2015(a)(b)
Net asset value, beginning	$20.10	$17.85	$20.00
Income from investment operations:
Net investment income	0.21	0.38	0.09
Net realized and unrealized gain (loss)	2.23	1.98	(2.24)
Total from investment operations	2.44	2.36	(2.15)
Distributions from:
Net investment income	(0.36)	(0.11)	—
Net realized gain	(0.06)	—(c)	—
Total distributions	(0.42)	(0.11)	—
Total increase (decrease) in net asset value	2.02	2.25	(2.15)
Net asset value, ending	$22.12	$20.10	$17.85
Total return(d)	12.16%	13.24%	(10.75)%
Ratios to average net assets: (e)
Net investment income	2.00%(f)	2.04%	1.79%(f)
Total expenses	0.80%(f)	0.85%	7.30%(f)
Net expenses	0.57%(f)	0.57%	0.57%(f)
Portfolio turnover	38%	53%	3%
Net assets, ending (in thousands)	$30,742	$22,309	$3,547
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From June 19, 2015 inception.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Responsible Index Funds	57	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Large-Cap Value Responsible Index Fund

	Six Months Ended	Year or Period Ended
Class I Shares	March 31, 2017(a) (Unaudited)	September 30, 2016(a)	September 30, 2015(a)(b)
Net asset value, beginning	$20.18	$17.87	$20.00
Income from investment operations:
Net investment income	0.25	0.45	0.11
Net realized and unrealized gain (loss)	2.23	1.97	(2.24)
Total from investment operations	2.48	2.42	(2.13)
Distributions from:
Net investment income	(0.43)	(0.11)	—
Net realized gain	(0.06)	—(c)	—
Total distributions	(0.49)	(0.11)	—
Total increase (decrease) in net asset value	1.99	2.31	(2.13)
Net asset value, ending	$22.17	$20.18	$17.87
Total return(d)	12.34%	13.60%	(10.65)%
Ratios to average net assets: (e)
Net investment income	2.34%(f)	2.38%	2.09%(f)
Total expenses	0.46%(f)	0.47%	6.88%(f)
Net expenses	0.22%(f)	0.22%	0.22%(f)
Portfolio turnover	38%	53%	3%
Net assets, ending (in thousands)	$62,001	$67,315	$2,144
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From June 19, 2015 inception.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Responsible Index Funds	58	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Mid-Cap Core Responsible Index Fund

Class A Shares	Six Months Ended March 31, 2017(a) (Unaudited)	Period Ended September 30, 2016(a)(b)
Net asset value, beginning	$21.25	$20.00
Income from investment operations:
Net investment income	0.13	0.23
Net realized and unrealized gain (loss)	2.23	1.08
Total from investment operations	2.36	1.31
Distributions from:
Net investment income	(0.16)	(0.06)
Net realized gain	(0.25)	—
Total distributions	(0.41)	(0.06)
Total increase (decrease) in net asset value	1.95	1.25
Net asset value, ending	$23.20	$21.25
Total return(c)	11.18%	6.55%
Ratios to average net assets: (d)
Net investment income	1.19%(e)	1.26%(e)
Total expenses	2.06%(e)	3.20%(e)
Net expenses	0.58%(e)	0.57%(e)
Portfolio turnover	44%	42%
Net assets, ending (in thousands)	$6,011	$5,442
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From October 30, 2015 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Responsible Index Funds	59	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert US Mid-Cap Core Responsible Index Fund

Class I Shares	Six Months Ended March 31, 2017(a) (Unaudited)	Period Ended September 30, 2016(a)(b)
Net asset value, beginning	$21.31	$20.00
Income from investment operations:
Net investment income	0.71	0.29
Net realized and unrealized gain (loss)	2.24	1.09
Total from investment operations	2.41	1.38
Distributions from:
Net investment income	(0.19)	(0.07)
Net realized gain	(0.25)	—
Total distributions	(0.44)	(0.07)
Total increase (decrease) in net asset value	1.97	1.13
Net asset value, ending	$23.28	$21.31
Total return(c)	11.28%	6.91%
Ratios to average net assets:(d)
Net investment income	1.56%(e)	1.62%(e)
Total expenses	1.73%(e)	2.72%(e)
Net expenses	0.22%(e)	0.22%(e)
Portfolio turnover	44%	42%
Net assets, ending (in thousands)	$10,338	$4,791
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From October 30, 2015 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Responsible Index Funds	60	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Responsible Index Fund

Class A Shares	Six Months Ended March 31, 2017(a) (Unaudited)	Period Ended September 30, 2016(a)(b)
Net asset value, beginning	$20.03	$20.00
Income from investment operations:
Net investment income	0.12	0.43
Net realized and unrealized gain (loss)	0.94	(0.38)
Total from investment operations	1.06	0.05
Distributions from:
Net investment income	(0.43)	(0.02)
Total distributions	(0.43)	(0.02)
Total increase (decrease) in net asset value	0.63	0.03
Net asset value, ending	$20.66	$20.03
Total return(c)	5.47%	0.25%
Ratios to average net assets:(d)
Net investment income	1.21%(e)	2.47%(e)
Total expenses	4.38%(e)	5.53%(e)
Net expenses	0.62%(e)	0.62%(e)
Portfolio turnover	16%	35%
Net assets, ending (in thousands)	$2,764	$3,714
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From October 30, 2015 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Responsible Index Funds	61	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert International Responsible Index Fund

Class I Shares	Six Months Ended March 31, 2017(a) (Unaudited)	Period Ended September 30, 2016(a)(b)
Net asset value, beginning	$20.08	$20.00
Income from investment operations:
Net investment income	0.27	0.51
Net realized and unrealized gain (loss)	0.85	(0.40)
Total from investment operations	1.12	0.11
Distributions from:
Net investment income	(0.39)	(0.03)
Total distributions	(0.39)	(0.03)
Total increase (decrease) in net asset value	0.73	0.08
Net asset value, ending	$20.81	$20.08
Total return(c)	5.72%	0.56%
Ratios to average net assets:(d)
Net investment income	2.71%(e)	2.90%(e)
Total expenses	3.71%(e)	4.81%(e)
Net expenses	0.27%(e)	0.27%(e)
Portfolio turnover	16%	35%
Net assets, ending (in thousands)	$9,572	$2,571
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From October 30, 2015 inception.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Responsible Index Funds	62	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Energy Solutions Fund

	Six Months ended March 31, 2017(a) (Unaudited)	Year Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$6.23	$5.76	$7.10	$6.94	$5.16	$5.48
Income from investment operations:
Net investment income (loss)	0.01	0.08(b)	0.01	—(c)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.12	0.40	(1.35)	0.16	1.79	(0.17)
Total from investment operations	0.13	0.48	(1.34)	0.16	1.78	(0.18)
Distributions from:
Net investment income	(0.06)	(0.01)	—	—	—	(0.14)
Total distributions	(0.06)	(0.01)	—	—	—	(0.14)
Total increase (decrease) in net asset value	0.07	0.47	(1.34)	0.16	1.78	(0.32)
Net asset value, ending	$6.30	$6.23	$5.76	$7.10	$6.94	$5.16
Total return(d)	2.19%	8.38%	(18.87)%	2.31%	34.50%	(3.27)%
Ratios to average net assets: (e)
Net investment income (loss)	0.41%(f)	1.33%(b)	0.17%	(0.05)%	(0.19)%	(0.21)%
Total expenses	2.05%(f)	2.06%	2.21%	2.13%	2.40%	2.57%
Net expenses	1.48%(f)	1.85%	1.85%	1.85%	1.85%	1.85%
Portfolio turnover	103%	89%	99%	62%	90%	52%
Net assets, ending (in thousands)	$53,660	$70,317	$59,589	$75,155	$79,302	$57,727
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.005 per share and 0.08% of average net assets.
(c)	Amount is less than $(0.005) per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Responsible Index Funds	63	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Energy Solutions Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Year Ended
		September 30,
Class C Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$5.82	$5.42	$6.75	$6.66	$5.00	$5.28
Income from investment operations:
Net investment income (loss)	(0.01)	0.03(b)	(0.05)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.12	0.37	(1.28)	0.16	1.73	(0.17)
Total from investment operations	0.11	0.40	(1.33)	0.09	1.66	(0.23)
Distributions from:
Net investment income	(0.01)	—	—	—	—	(0.05)
Total distributions	(0.01)	—	—	—	—	(0.05)
Total increase (decrease) in net asset value	0.10	0.40	(1.33)	0.09	1.66	(0.28)
Net asset value, ending	$5.92	$5.82	$5.42	$6.75	$6.66	$5.00
Total return(c)	1.92%	7.38%	(19.70)%	1.35%	33.20%	(4.38)%
Ratios to average net assets: (d)
Net investment income (loss)	(0.29%)(e)	0.45%(b)	(0.84)%	(1.04)%	(1.21)%	(1.22)%
Total expenses	2.86%(e)	2.87%	2.96%	2.93%	3.20%	3.37%
Net expenses	2.22%(e)	2.69%	2.85%	2.85%	2.85%	2.85%
Portfolio turnover	103%	89%	99%	62%	90%	52%
Net assets, ending (in thousands)	$11,615	$13,213	$13,663	$17,256	$16,697	$13,595

(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.004 per share and 0.07% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Responsible Index Funds	64	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Energy Solutions Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Year Ended
		September 30,
Class I Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$6.35	$5.88	$7.21	$7.02	$5.19	$5.59
Income from investment operations:
Net investment income (loss)	0.04	0.11(b)	0.06	0.03	—(c)	0.02
Net realized and unrealized gain (loss)	0.11	0.41	(1.39)	0.16	1.83	(0.18)
Total from investment operations	0.15	0.52	(1.33)	0.19	1.83	(0.16)
Distributions from:
Net investment income	(0.11)	(0.05)	—	—	—	(0.24)
Total distributions	(0.11)	(0.05)	—	—	—	(0.24)
Total increase (decrease) in net asset value	0.04	0.47	(1.33)	0.19	1.83	(0.40)
Net asset value, ending	$6.39	$6.35	$5.88	$7.21	$7.02	$5.19
Total return(d)	2.43%	8.76%	(18.45)%	2.71%	35.26%	(2.77)%
Ratios to average net assets: (e)
Net investment income	1.24%(f)	1.74%(b)	0.82%	0.34%	0.04%	0.38%
Total expenses	1.93%(f)	3.83%	5.63%	2.88%	3.19%	1.77%
Net expenses	1.05%(f)	1.40%	1.40%	1.40%	1.40%	1.40%
Portfolio turnover	103%	89%	99%	62%	90%	52%
Net assets, ending (in thousands)	$4,688	$910	$386	$180	$525	$725
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.09% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.

Calvert Responsible Index Funds	65	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Water Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Year Ended
		September 30,
Class A Shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$17.71	$14.87	$19.55	$19.12	$15.98	$14.29
Income from investment operations:
Net investment income (loss)	0.08	0.03(b)	(0.02)	0.01	(0.04)	0.02
Net realized and unrealized gain (loss)	0.68	2.81	(3.40)	1.77	3.99	3.29
Total from investment operations	0.76	2.84	(3.42)	1.78	3.95	3.31
Distributions from:
Net investment income	—	—(c)	—	(0.01)	(0.01)	(0.04)
Net realized gain	—	—	(1.26)	(1.34)	(0.80)	(1.58)
Total distributions	—	—(c)	(1.26)	(1.35)	(0.81)	(1.62)
Total increase (decrease) in net asset value	0.76	2.84	(4.68)	0.43	3.14	1.69
Net asset value, ending	$18.47	$17.71	$14.87	$19.55	$19.12	$15.98
Total return(d)	4.29%	19.13%	(18.35)%	9.69%	25.81%	25.16%
Ratios to average net assets: (e)
Net investment income	0.94%(f)	0.22%(b)	(0.09)%	0.05%	(0.23)%	0.16%
Total expenses	1.46%(f)	1.63%	1.82%	1.85%	2.04%	2.34%
Net expenses	1.28%(f)	1.51%	1.82%	1.85%	1.85%	1.85%
Portfolio turnover	27%	103%	110%	77%	104%	116%
Net assets, ending (in thousands)	$240,502	$278,517	$295,337	$384,697	$178,275	$55,964
(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.
Calvert Responsible Index Funds	66	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Water Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Year Ended
		September 30,
Class C shares		2016(a)	2015(a)	2014(a)	2013(a)	2012(a)
Net asset value, beginning	$16.37	$13.84	$18.41	$18.20	$15.38	$13.90
Income from investment operations:
Net investment income (loss)	0.02	(0.08)(b)	(0.13)	(0.12)	(0.19)	(0.12)
Net realized and unrealized gain (loss)	0.61	2.61	(3.18)	1.68	3.81	3.18
Total from investment operations	0.63	2.53	(3.31)	1.56	3.62	3.06
Distributions from:
Net investment income	—	—	—	(0.01)	—	—
Net realized gain	—	—	(1.26)	(1.34)	(0.80)	(1.58)
Total distributions	—	—	(1.26)	(1.35)	(0.80)	(1.58)
Total increase (decrease) in net asset value	0.63	2.53	(4.57)	0.21	2.82	1.48
Net asset value, ending	$17.00	$16.37	$13.84	$18.41	$18.20	$15.38
Total return(c)	3.85%	18.28%	(18.92)%	8.93%	24.63%	23.90%
Ratios to average net assets: (d)
Net investment loss	0.26%(e)	(0.52)%(b)	(0.79)%	(0.65)%	(1.16)%	(0.81)%
Total expenses	2.19%(e)	2.35%	2.53%	2.53%	2.79%	3.20%
Net expenses	2.03%(e)	2.25%	2.53%	2.53%	2.79%	2.85%
Portfolio turnover	27%	103%	110%	77%	104%	116%
Net assets, ending (in thousands)	$68,266	$71,334	$75,061	$94,985	$30,759	$8,574

(a)	Net investment income (loss) per share is calculated using the Average Shares Method.
(b)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(c)	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(e)	Annualized.
Calvert Responsible Index Funds	67	Prospectus dated February 1, 2017 as revised December 11, 2017

Calvert Global Water Fund

	Six Months Ended March 31, 2017(a) (Unaudited)	Years or Periods Ended
		September 30,
Class I shares		2016(a)	2015(a)	2014(a)(b)
Net asset value, beginning	$17.79	$15.02	$19.64	$18.99
Income from investment operations:
Net investment income	0.14	0.13(c)	0.06	0.04
Net realized and unrealized gain (loss)	0.65	2.80	(3.42)	0.61
Total from investment operations	0.79	2.93	(3.36)	0.65
Distributions from:
Net investment income	—	(0.16)	—	—
Net realized gain	—	—	(1.26)	—
Total distributions	—	(0.16)	(1.26)	—
Total increase (decrease) in net asset value	0.79	2.77	(4.62)	0.65
Net asset value, ending	$18.58	$17.79	$15.02	$19.64
Total return(d)	4.44%	19.68%	(17.93)%	3.42%
Ratios to average net assets:(e)
Net investment income	1.59%(f)	0.80%(c)	0.32%	0.24%(f)
Total expenses	1.15%(f)	1.56%	3.89%	4.85%(f)
Net expenses	0.93%(f)	1.08%	1.29%	1.29%(f)
Portfolio turnover	27%	103%	110%	77%
Net assets, ending (in thousands)	$14,012	$4,637	$779	$1,066
(a)	Net investment income per share is calculated using the Average Shares Method.
(b)	From January 31, 2014 inception.
(c)	Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(d)	Total return is not annualized for period of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(f)	Annualized.

Calvert Responsible Index Funds	68	Prospectus dated February 1, 2017 as revised December 11, 2017

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations and other issuers of securities deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert Research and Management seeks to invest in issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers. The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of operations and practices on the environment
•	Manage water scarcity and ensure efficient and equitable access to clean sources
•	Mitigate impact on all types of natural capital
•	Diminish climate-related risks and reduce carbon emissions
•	Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data
•	Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights
•	Promote diversity and gender equity across workplaces, marketplaces and communities
•	Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards
•	Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•	Provide responsible stewardship of capital in the best interests of shareholders and debtholders
•	Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity
•	Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy
•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners
•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Calvert’s commitment to these Principles signifies continuing focus on investing in issuers with superior responsibility and sustainability characteristics. The application of the Calvert Principles generally precludes investments in issuers that:

•	Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.
•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.
•	Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.
•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
•	Demonstrate poor governance or engage in harmful or unethical practices.
Calvert Responsible Index Funds	69	Prospectus dated February 1, 2017 as revised December 11, 2017

•	Manufacture tobacco products.
•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.
•	Manufacture or significant and direct involvement in the sale of firearms and/or ammunition.
•	Manufacture, design or sell weapons, or the critical components of weapons that violate international humanitarian law; or manufacture, design or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.
•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
•	Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

An investment in a particular company or other issuer does not constitute Calvert’s endorsement or validation of the issuer, and the absence of a particular investment from a managed portfolio does not necessarily indicate that the issuer operates in a manner that is inconsistent with the Calvert Principles.

Calvert Responsible Index Funds	70	Prospectus dated February 1, 2017 as revised December 11, 2017

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “How to Buy Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the SAI.

Front-end Sales Load Waivers on Class A Shares

The front-end sales charges applicable to purchases of Class A shares will be waived for:

•	Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A, Class B and Class C Shares

The CDSC payable on redemptions of Class A, Class B and Class C will be waived in connection with:

•	Shares sold on the death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in “How to Sell Shares”
•	Shares sold to return excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	The sale of Fund shares acquired pursuant to the Rights of Reinstatement as described above
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only)
•	An exchange for shares of another class of the same fund through a fee-based individual retirement account on the Merrill Lynch platform. In such circumstances, Merrill Lynch will remit the portion of the CDSC to be paid to the principal underwriter equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period
Calvert Responsible Index Funds	71	Prospectus dated February 1, 2017 as revised December 11, 2017

Front-end load Discounts Available: Discounts, Rights of Accumulation & Letters of Intent

Front-end sales charges may be subject to discounts, rights of accumulation and letters of intent as follows:

•	The front-end sales charge applicable to Class A shares may be subject to breakpoint discounts for purchases in excess of $50,000 for Class A as described under “Sales Charges”
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) through Merrill Lynch, over a 13-month period of time (if applicable)

To Open an Account:

800-368-2745

Performance and Prices:

www.calvert.com
24 hours, 7 days a week

Service for Existing Accounts:

Shareholders 800-368-2745
Brokers 800-368-2745

Regular Mail:

Calvert Funds
P.O. Box 219544
Kansas City, MO 64121-9544

Registered, Certified or
Overnight Mail:

Calvert Funds
c/o BFDS
(DST Asset Solutions, Inc. effective January 1, 2018)
330 West 9th Street
Kansas City, MO 64105-1514

Calvert Responsible Index Funds	72	Prospectus dated February 1, 2017 as revised December 11, 2017

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Funds
c/o Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
Telephone: 1-800-368-2745

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on the Calvert funds’ website at the following Internet address: www.calvert.com

You can review and copy information about a Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-1520.

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.

Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investment Company Act file:

No. 811-09877 Calvert Responsible Index Series, Inc. (Calvert US Large-Cap Core Responsible Index Fund, Calvert US Large-Cap Growth Responsible Index Fund, Calvert US Large-Cap Value Responsible Index Fund, Calvert US Mid-Cap Core Responsible Index Fund and Calvert International Responsible Index Fund)

No. 811-10045 Calvert Impact Fund, Inc. (Calvert Bond Fund, Calvert Global Energy Solutions Fund and Calvert Global Water Fund)

24147 12.11.17

Printed on recycled paper using soy or vegetable inks

STATEMENT OF
ADDITIONAL INFORMATION
February 1, 2017
as revised December 11, 2017

Calvert Small-Cap Fund

Class A Shares - CCFAX Class I Shares - CSVIX

Calvert Global Energy Solutions Fund

Class A Shares - CGAEX Class C Shares - CGACX Class I Shares - CAEIX

Calvert Global Water Fund

Class A Shares - CFWAX Class C Shares - CFWCX Class I Shares - CFWIX

Calvert Green Bond Fund

Class A Shares - CGAFX Class I Shares – CGBIX

1825 Connecticut Avenue NW, Suite 400
Washington, DC 2009
1-800-368-2745

This Statement of Additional Information (“SAI”) provides general information about the Funds. The Funds are diversified, open-end management investment companies. Each Fund is a series of Impact Fund, Inc. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

This SAI contains additional information about:

	Page		Page
Supplemental Information on Principal Investment Policies and Risks	2	Method of Distribution	39
Non-Principal Investment Policies and Risks	7	Transfer and Shareholder Servicing Agents	41
Additional Risk Disclosure	22	Portfolio Transactions	42
Investment Restrictions	23	Disclosure of Portfolio Holdings and Related Information	43
Dividends, Distributions, and Taxes	26	Personal Securities Transactions	44
Net Asset Value	26	Proxy Voting Disclosure	44
Purchasing and Redeeming Shares	27	Process for Delivering Shareholder Communications to the Board of Directors	44
Sales Charges	28	Independent Registered Public Accounting Firm and Custodian	45
Directors and Officers	29	General Information	45
Investment Adviser	33	Control Persons and Principal Holders of Securities	45
Portfolio Manager Disclosure	34	Financial Statements	48
Administrative Services	38

Appendix A: Fund Global Proxy Voting Guidelines	49	Appendix B: Corporate Bond and Commercial Paper Ratings	69

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI.

This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund’s (each a “Fund” and collectively referred to as the “Funds”) Prospectus dated February 1, 2017. Each Fund’s audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Each Fund’s Prospectus and the most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund at 800-368-2745, or visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Tracking the Index (Applies to Global Energy Solutions and Global Water)

The process used by the Funds to attempt to track the applicable Index within its expected tracking error limit relies on assessing the difference between the respective Fund’s exposure to factors which influence returns and the Index’s exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Fund. The extent to which the total risk characteristics of the Fund vary from that of the Index is active risk or tracking error.

A Fund’s ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Fund returns against Index returns, the Adviser can calculate the goodness of fit, as measured by the Coefficient of Determination or R-squared. Values in excess of 90% indicate a very high degree of correlation between the Fund and the Index. The Funds will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

Each Fund’s portfolio will be invested in a manner to closely track the Index.  To the extent that a Fund has investments in the Special Equities program and/or the High Social Impact Investments program, the Fund may be less able to closely track the Index than if it did not have investments in these programs.  Both of these investment programs are of limited size so that the tracking error induced by such investments would be limited.

Small-Cap Issuers (Applies to All Funds Except Green Bond)

The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger more established companies.

Information concerning these securities may not be readily available so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, more established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

The small-cap issuers in which a Fund invests may include some micro-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.  Micro-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

Mid-Cap Issuers (Applies to Global Energy Solutions and Global Water)

The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than the securities of larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Concentration Risk (Applies to Global Energy Solutions and Global Water)

Global Energy Solutions will concentrate its investments (that is, invest more than 25% of its total assets) in the sustainable energy solutions industry. Sustainable energy solutions includes, but is not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.  The Fund’s concentration in sustainable energy solutions companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in sustainable energy solutions companies would have a larger impact on the Fund than on a fund that does not concentrate in this sector. Sustainable energy solutions companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital

Calvert Impact Fund, Inc.	2	SAI dated February 1, 2017 as Revised December 11, 2017

investment, government regulation, world events and economic conditions. Sustainable energy solutions companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of sustainable energy solutions companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Global Water will concentrate its investments (that is, invest more than 25% of its total assets) in the water industry. The water-related resource sectors and companies will include: water treatment, engineering, filtration, environmental controls, water related equipment, water and wastewater services, and water utilities. Technologies, services and products that these companies may be involved in, can include, but are limited to: water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The Fund’s concentration in water-related sector companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in water-related sector companies would have a larger impact on the Fund than on a fund that does not concentrate in this sector. Water-related resource sector companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant water sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Water-related resource sector companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of water-related resource sector companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. The Funds may purchase foreign securities directly on foreign markets. These securities are subject to the risk of currency fluctuation relative to the U.S. dollar. Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions.  In addition, a foreign issuer may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuer’s assets or securities. The imposition of such sanctions could impair the market value of the securities of the foreign issuer and limit a Fund’s ability to buy, sell, receive or deliver the securities. The Funds may also invest in American Depositary Receipts (“ADRs”) and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts (“GDRs”).  ADRs are United States (“U.S.”) dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers’ stock, the Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

U. S. Government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U. S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Emerging Market Securities (applies to Global Energy Solutions and Global Water) Global Energy Solutions and Global Water define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) (Standard) Index. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of

Calvert Impact Fund, Inc.	3	SAI dated February 1, 2017 as Revised December 11, 2017

currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a Fund’s income from investments in securities or debt instruments of emerging market country issuers. Lastly, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Real Estate Investment Trusts (Applies to Small-Cap)

The Fund may make investments related to real estate, including real estate investment trusts (“REITs”).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REIT, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended.  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders, including a Fund.

Green Bonds (Applies to Green Bond)

Investment in “green” bonds includes certain risks.  Some green investments may be dependent on government tax incentives and subsidies, and on political support for certain environmental technologies and companies.  In addition, government changes to environmental regulation can affect how companies are allowed to operate. The green sector may also have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market.

There are technology and operational related risks, which range from performance-related risks of the technology, product or service, to risks resulting from the lack of or unreliable supporting infrastructure, such as electrical and water-grid networks.  Project bonds may be dependent on development assistance and aid, where there is the risk that institutions and governments are unable to ensure funding is disbursed to projects and utilized.  In addition, certain asset-backed bonds of renewable energy companies and other corporate issuers may be smaller and higher risk; renewable energy companies tend to have a lower credit rating and smaller-scale issuance.

U.S. Government-Sponsored Obligations (Applies to Green Bond)

The Fund may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as Fannie Maes and Freddie Macs, respectively.

Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association (“GNMA”) certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the United States (“U.S.”) Government. FNMA’s guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC’s guarantee is backed by reserves set aside to protect holders against losses due to default.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain

Calvert Impact Fund, Inc.	4	SAI dated February 1, 2017 as Revised December 11, 2017

the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

U.S. Government-Backed Obligations (Applies to Green Bond)

The Fund may invest in U.S. Treasury obligations and other U.S. Government-backed obligations.

U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Ginnie Maes. Debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

Other U.S. Government Obligations. The Fund may invest in other obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality may not be backed by the full faith and credit of the United States.)

Asset-Backed Securities (Applies to Green Bond)

The Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

Municipal Securities (Applies to Green Bond)

Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued under prior federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and

Calvert Impact Fund, Inc.	5	SAI dated February 1, 2017 as Revised December 11, 2017

remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

Short-Term Instruments (Applies to Green Bond)

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons.  Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Below-Investment Grade Debt Securities (Applies to Green Bond)

Below-investment grade debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard and Poor’s Ratings Services or Ba1 or lower by Moody’s Investors Service, Inc., known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  Unless otherwise stated in the Prospectus, the Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (“NRSRO”), or is an unrated security of comparable quality as determined by the Adviser. Below-investment grade debt securities involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

Futures Transactions (Applies to Green Bond)

The Fund may purchase and sell futures contracts, but only when, in the judgment of the Adviser, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.

The Fund can use these practices only for hedging purposes and not for speculation or leverage. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The purchase and sale of futures contracts is for the purpose of hedging the Fund’s holdings of long-term debt securities. Futures contracts based on U.S. Government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in the Fund’s portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Thus, if the Fund owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into futures

Calvert Impact Fund, Inc.	6	SAI dated February 1, 2017 as Revised December 11, 2017

contracts for the purchase of U.S. Government securities or GNMA certificates and thus take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term securities in the cash market. The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). As a series of a registered investment company, the Fund is eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Additional Risks of Futures Contracts.  If the Fund has sold futures to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract may move more than or less than the price of the securities being hedged. Where the Fund has sold futures to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts and also experience a decline in the value of its portfolio securities.

The Fund can close out futures positions in the secondary market only on an exchange or board of trade or with an over-the-counter market maker. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily margin payments in the event of adverse price movements.

In instances involving the purchase of futures contracts that allow for physical settlement (e.g., futures on Treasury securities), or call options thereon, or the writing of put options thereon, by a Fund, liquid assets, equal to 100% of the purchase price of the futures contracts and options thereon (less any related margin deposits), will be earmarked or segregated by the Fund’s custodian to cover the position.

In instances involving the purchase of cash-settled futures contracts, or call options thereon, or the writing of put options thereon, by a Fund, liquid assets securities equal to the Fund’s daily marked-to-market net obligation, if any, of the futures contracts and options thereon (less any related margin deposits) will be earmarked or segregated by the Fund’s custodian to cover the position.

Collateralized Mortgage Obligations (Applies to Green Bond)

The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.

FHLMC has introduced a CMO that is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Emerging Market Securities (Applies to Small-Cap)

See “Emerging Market Securities” under “Foreign Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.

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Participation Notes (Applies to Global Energy Solutions and Global Water)

Each Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-notes”).  For instance, a Fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-notes involve transaction costs.  An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust a P-note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. P-notes may be considered illiquid and, therefore, P-notes considered illiquid will be subject to the Fund’s percentage limitation for investments in illiquid securities.

Forward Foreign Currency Contracts

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Funds  may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds  as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Funds  will conduct their  foreign currency exchange transactions either on a spot (i.e., cash) basis at the current rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies. Global Energy Solutions and  Global Water may also use foreign currency options and futures.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded both in the interbank market conducted directly between currency traders (usually large commercial banks) and between the currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, a Fund may have exposure to a particular foreign currency from the Fund’s portfolio securities and the Adviser may anticipate a substantial decline in the value of that currency against the U.S. dollar. Similarly, the Funds (except Small-Cap) may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the Fund’s benchmark. The precise matching of the forward foreign currency contract amounts and the value of the portfolio’s securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Small-Cap does not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

In general, a Fund covers its daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities, financial instruments or foreign currencies. To the extent that a Fund is not able to cover its cash-settled forward currency positions with such underlying assets, the Fund earmarks or segregates cash equal to its daily marked-to-market net obligation under the forward currency contract. To the extent that a Fund is not able to cover forward currency positions that may be physically settled, the Fund earmarks or segregates

Calvert Impact Fund, Inc.	8	SAI dated February 1, 2017 as Revised December 11, 2017

cash equal to the difference between the purchase price due on the settlement date and any partial cover held by the Fund. If the value of the securities used to cover a position or the value of earmarked or segregated assets declines, a Fund will find alternative cover or earmark or segregate additional cash or other liquid assets on a daily basis so that the value of the earmarked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts.

Short-Term Instruments (Applies to All Funds Except Green Bond)

See “Short-Term Instruments” in “Supplemental Information on Principal Investment Policies and Risks” above.

Temporary Defensive Positions

For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – the Funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds’ investments in temporary defensive positions are generally not insured by the Federal Deposit Insurance Corporation (“FDIC”), even though a bank may be the issuer.

Certificates of Deposit

Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

Bankers’ Acceptances

Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Bank Time Deposits

Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Commercial Paper

Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Repurchase Agreements

Each of the Funds may invest up to 10% of its net assets in repurchase agreements, except that investments in repurchase agreements may exceed this limit for temporary defensive purposes (this 10% investment limitation does not apply to Green Bond). Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income.  A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and a lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the

Calvert Impact Fund, Inc.	9	SAI dated February 1, 2017 as Revised December 11, 2017

Adviser under the direction and supervision of the Funds’ Board of Directors.  In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year.  Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

Each of the Funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed-upon date and price reflecting a market rate of interest. A Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Fund intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Fund plans to invest the proceeds exceeds the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, and the agreement has a specified repurchase price, a Fund will earmark or segregate liquid assets at least equal in value to the Fund’s obligations under the reverse repurchase agreement (inclusive of interest charges).

During the time reverse repurchase agreement is outstanding, and the agreement does not have a specified repurchase price, a Fund will earmark or segregate liquid assets at least equal in value to the proceeds received by the Fund on any sale subject to repurchase (plus accrued interest).

A Fund’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Adviser believes present minimal credit risks under guidelines adopted by each Fund’s Board of Directors.

Limited Partnerships (Applies to All Funds Except Green Bond)

A Fund may invest in limited partnerships, primarily through the Special Equities program, to the extent disclosed in the Prospectus. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Funds, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Funds with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their qualification as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended.  The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership.  A Fund’s liability generally is limited to the amount of its commitment to the partnership.  When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Manager Discovery Program (Applies to Small-Cap Fund)

As part of CRM’s ongoing commitment to promote equal opportunity, Calvert has introduced the Manager Discovery Program. The program allocates up to 5% of the net assets of the Fund to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the Fund. No firm currently participates in the program.

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Special Equities Investments (Applies to All Funds Except Green Bond)

The Special Equities program allows a Fund to promote responsible investment goals through privately placed investments. As stated in the Prospectus, the Board of the Fund identifies, evaluates and selects Special Equities investments.

The Special Equities program, while generally comprising a small percentage of any participating Fund’s assets, invests in many investments that involve relatively high risks. These include foreign securities, below-investment grade debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. See “Small-Cap Issuers”, “Foreign Securities”, “Emerging Market Securities” under “Foreign Securities” and “Real Estate Investment Trusts” in “Supplemental Information on Principal Investment Policies and Risks” above, and “Limited Partnerships”, “Securities with Equity and Debt Characteristics”, “Below-Investment Grade Debt Securities” and  “Illiquid Securities” in this section on Non-Principal Investment Policies and Risks.  Funds participating in the Special Equities program may also invest in unsecured debt, which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.

Each Fund has retained independent consultants to provide investment research and other research-related services with respect to the Special Equities program.

The Funds have not yet commenced investing in this program.

Securities With Equity and Debt Characteristics (Applies to All Funds Except Green Bond)

The Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.

Below-Investment Grade Debt Securities

See “Below-Investment Grade Debt Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.

Warrants (Applies to All Funds Except Green Bond)

The Funds may invest in warrants. Warrants, like options, give their holder the right to purchase common stock at a specific price, and they remain valid for a specific period of time.  Warrants may have a life ranging from less than one year to perpetuity. However, most warrants have expiration dates after which they are worthless.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Exchange-Traded Funds (“ETFs”)

ETFs are shares of other investment companies that can be traded in the secondary market (e.g.,  on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day’s next calculated net asset value.  Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.

Each Fund may purchase shares of ETFs for the purpose of managing the Fund’s cash position consistent with the Fund’s applicable benchmark.  For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Adviser decides to make other permissible investments.  Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to raise cash.  In addition, Green Bond may invest in ETFs to gain broad market or sector exposure or when the Adviser believes share prices of ETFs offer attractive value.

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The responsible investment criteria of any Fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF.  Accordingly, a Fund could have indirect exposure to a company that does not meet the Fund’s responsible investment criteria and that could therefore not be purchased directly by the Fund.  ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable responsible investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the Fund and (iii) will be used principally to help reduce deviations from the Fund’s benchmark.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF’s index), (iii) tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their net asset value, and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Funds.  Therefore, a Fund’s purchase of an ETF results in the layering of expenses, such that Fund shareholders indirectly bear a proportionate share of any operating expenses of the ETF.

Illiquid Securities

Each Fund may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities.  The Adviser will monitor the amount of illiquid securities in the Fund, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.

Notwithstanding the above, a Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments.  The Board has adopted guidelines as part of the Valuation Procedures and delegated to the Adviser the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.

Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by a Fund’s Board.

Derivatives

A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the Fund. A Fund can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the Fund’s portfolio securities. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.

Foreign Money Market Instruments (Applies to Green Bond)

The Fund may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. The Federal Deposit Insurance Corporation (“FDIC”) does not insure such obligations. Foreign and domestic bank reserve requirements may differ. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be affected by governmental action in the country of domicile of the branch (generally referred to as “sovereign risk”). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of

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assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.

Options and Futures Contracts (Applies to All Funds Except Green Bond)

Each Fund may purchase put and call options and write covered call options and secured put options on securities which meet the applicable Fund’s responsible investment criteria, and may employ a variety of option combination strategies.  Each Fund may also engage in the purchase and sale of futures contracts, foreign currency futures contracts and interest rate futures contracts.  In addition, each Fund may write covered call options and secured put options on such futures contracts.  Each Fund’s use of options and futures is described more fully below.

The Funds may engage in such transactions only for hedging purposes, including hedging of a Fund’s cash position. They may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over the counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is “in-the-money” (meaning the option exercise price is less than the current market value of the security underlying the option), “at-the-money” (meaning the option exercise price is equal to the current market value of the security underlying the option), or “out-of-the-money” (meaning the option exercise price is greater than the current market value of the security underlying the option), at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an option can exercise an option that is in-the-money for a gain.  Options that expire out-of-the-money are worthless, resulting in a loss of the entire premium paid.

Other principal factors that affect the market value of an option include supply and demand, interest rates, the current market price and the price volatility of the underlying security.

Purchasing Options.  A Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at any time during the life of the option at the exercise price and has no obligation after the premium has been paid.

Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which a Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  A Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.

Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases. However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options. Each of the Funds may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security at any time during the life of the

Calvert Impact Fund, Inc.	13	SAI dated February 1, 2017 as Revised December 11, 2017

option and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Funds may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.

Call Options. A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.

Each of the Funds may write covered call options on securities.  This means that so long as a Fund is obligated as the writer of a call option, the Fund will own the underlying security.  A Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forgo future appreciation of the securities covered by the option. A Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When a Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

Put Options. A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  A Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

A Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When a Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Foreign Currency Options. Global Energy Solutions and  Global Water may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect this Fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if the Fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.

Exchange-Traded Options. A Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund’s responsible investment criteria and on foreign currencies.  Options exchanges may provide liquidity in the secondary market. Although these Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be

Calvert Impact Fund, Inc.	14	SAI dated February 1, 2017 as Revised December 11, 2017

no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Funds from closing an options position, which could impair the Funds’ ability to hedge effectively. The inability to close out a written option position may have an adverse effect on a Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.

Over-the-Counter (“OTC”) Options. Global Energy Solutions and Global Water may invest in OTC options.  OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, this Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If the Fund has written a covered call option and is unable to effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the segregated securities that secure the put to raise cash for other investment purposes so long as it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to OTC options.

Futures Transactions. Each Fund may purchase and sell futures contracts, but only when, in the judgment of the Adviser, such a position acts as a hedge.  The Funds may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the Community Futures Trading Commission (“CFTC”). Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.

The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Options on Futures Contracts. Each Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  These Funds may also enter into closing transactions with respect to such options to terminate an existing position.

Each Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Calvert Impact Fund, Inc.	15	SAI dated February 1, 2017 as Revised December 11, 2017

Regulatory Limitations. The Adviser to the Funds has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Adviser can claim an exclusion with respect to a Fund if the Fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). If a Fund’s use of futures contracts does not comply with these limits, then the Adviser would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator or commodity trading advisor and the Fund would be subject to regulation under the Commodity Exchange Act. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

The Funds generally intend to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.

In instances involving the purchase of futures contracts that allow for physical settlement (e.g., futures on Treasury securities), or call options thereon, or the writing of put options thereon, by a Fund, liquid assets, equal to 100% of the purchase price of the futures contracts and options thereon (less any related margin deposits), will be earmarked or segregated by the Fund’s custodian to cover the position.

In instances involving the purchase of cash-settled futures contracts, or call options thereon, or the writing of put options thereon, by a Fund, liquid assets securities equal to the Fund’s daily marked-to-market net obligation, if any, of the futures contracts and options thereon (less any related margin deposits) will be earmarked or segregated by the Fund’s custodian to cover the position.

Foreign Currency Futures Transactions. Global Energy Solutions may use foreign currency futures contracts and options on such futures contracts.  See also “Foreign Currency Options” above.  Through the purchase or sale of these contracts and options, this Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. See “Forward Foreign Currency Contracts” in this section on Non-Principal Investment Policies and Risks.

Unlike forward foreign currency contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency contracts although actual liquidity and costs will vary based on the particular currency and market conditions at the time of the transaction.

Additional Risks of Options and Futures Contracts.  If a Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

The Funds can close out futures positions and options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Funds intend to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the Funds from closing a futures position or an option on a futures contract, which could require a Fund to make daily margin payments in the event of adverse price movements. If a Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Fund’s responsible investment criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Calvert Impact Fund, Inc.	16	SAI dated February 1, 2017 as Revised December 11, 2017

Options (Applies to Green Bond)

The Fund may purchase put and call options and write covered call options and secured put options on securities, and may employ a variety of option combination strategies.  In addition, the Fund may write covered call options and secured put options on futures contracts.

The Fund may engage in such transactions only for hedging purposes, including hedging of the Fund’s cash position. They may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date, and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

Other principal factors that affect the market value of an option include supply and demand, interest rates,  and the current market price and the price volatility of the underlying security.

Purchasing Options.  The Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.

Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  The Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.

Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options. The Fund may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a

Calvert Impact Fund, Inc.	17	SAI dated February 1, 2017 as Revised December 11, 2017

security that is worthless).  Accordingly, the Fund may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.

Call Options. The Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.

The Fund may write covered call options on securities if the market value of all securities covering call options written by the Fund does not exceed 35% of the market value of the Fund’s net assets.  This means that as long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security.  The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option. The Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When the Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

Put Options. The Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  The Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

The Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When the Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if the Fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.

Exchange-Traded Options. The Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers.  Options exchanges may provide liquidity in the secondary market. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Fund from closing an options position, which could impair the

Calvert Impact Fund, Inc.	18	SAI dated February 1, 2017 as Revised December 11, 2017

Fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.

Options on Futures Contracts. The Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The Fund may also enter into closing transactions with respect to such options to terminate an existing position.

The Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Additional Risks of Options.  If the Fund takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the options that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of options and movements in prices of the securities which are the subject of the hedge. Thus the price of the option may move more than or less than the price of the securities being hedged. Where the Fund has taken options positions to hedge against a decline in the market, the price of the option may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the option and also experience a decline in the value of its portfolio securities.

The hours of trading for options on U.S. Government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. Government securities markets close, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.

The Fund can close out options on futures in the secondary market only on an exchange or board of trade or with an over-the-counter market maker. Although the Fund intends to purchase or write only such options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option at any particular time. This might prevent the Fund from closing an option on a futures contract, which could require the Fund to make daily margin payments in the event of adverse price movements. If the Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

In instances involving the purchase of futures contracts that allow for physical settlement (e.g., futures on Treasury securities), or call options thereon, or the writing of put options thereon, by a Fund, liquid assets, equal to 100% of the purchase price of the futures contracts and options thereon (less any related margin deposits), will be earmarked or segregated by the Fund’s custodian to cover the position.

In instances involving the purchase of cash-settled futures contracts, or call options thereon, or the writing of put options thereon, by a Fund, liquid assets securities equal to the Fund’s daily marked-to-market net obligation, if any, of the futures contracts and options thereon (less any related margin deposits) will be earmarked or segregated by the Fund’s custodian to cover the position.

Lending Portfolio Securities

A Fund may lend portfolio securities to certain financial institutions and broker/dealers, provided the aggregate value of the securities loaned by a Fund will not exceed 33 1/3% of its total assets.

Any such loans must be secured continuously in the form of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Unless market practice otherwise permits, the collateral for each loan will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. government agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, is marked to market on a daily basis. A Fund that has made a loan must be able to terminate the loan upon notice at any time, subject to the normal settlement period for the applicable security. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.

The advantage of such loans is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the collateral. Each fund invests cash collateral in an unaffiliated money market fund that operates in compliance with the requirements of Rule 2a-7 under the 1940 Act and maintains a stable $1.00 net asset value per share.

Calvert Impact Fund, Inc.	19	SAI dated February 1, 2017 as Revised December 11, 2017

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Fund will make loans of its portfolio securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

Leverage (Applies to Green Bond)

To the extent that the Fund makes purchases of securities where borrowing exceeds 5% of the Fund’s respective total assets, the Fund may engage in transactions which create leverage.  However, the Fund does not currently intend to engage in such transactions.

In leveraged transactions, borrowing magnifies the potential for gain or loss on a Fund’s portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value (“NAV”).

Any use of leverage by the Fund is premised generally upon the expectation that the Fund will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the Fund incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if a Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used.  The Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Leverage creates risks which may adversely affect the return for shareholders, including:

•	fluctuations in interest rates on borrowings and short-term debt; and
•	the potential for a decline in the value of an investment acquired with borrowed funds, while a Fund’s obligations under such borrowing remain fixed. If interest rates rise or if the Fund otherwise incurs losses on its investments, the Fund’s NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.  The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on its shares in certain instances.  A Fund may also be required to pledge its assets to lenders in connection with certain types of borrowing.  The Adviser does not anticipate that these covenants or restrictions will adversely affect the Adviser’s ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies.  These covenants or restrictions may also force the Fund to liquidate investments at times and at prices that are not favorable to the Fund, or to forgo investments that the Adviser otherwise views as favorable.

To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

To reduce the risks of borrowing, the Fund will limit its borrowings as described in the “Investment Restrictions” section below.

Real Estate Investment Trusts (All Funds Except Small-Cap)

See “Real Estate Investment Trusts” in “Supplemental Information on Principal Investment Policies and Risks” above.

Short Sales (Applies to Green Bond)

The Fund may engage in short sales of U.S. Treasury securities for the purposes of managing duration of the Fund. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, a broker retains the proceeds the seller receives from the sale until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Calvert Impact Fund, Inc.	20	SAI dated February 1, 2017 as Revised December 11, 2017

Short sales expose the Fund to the risk that it will be required to acquire, cover or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund makes a short sale, it must earmark or segregate assets, equal to no less than 100% of the market value of the securities sold short, determined to be liquid by the Adviser. However, the amount of segregated assets may be reduced by the cash or securities of the Fund on deposit as collateral in connection with the short sale (in either the broker-posted margin account or a third-party account on behalf of the broker), except that the amount of segregated assets may not be reduced by the proceeds from the short sale.

Interest Only and Principal Only Mortgage-Backed Securities (Applies to Green Bond)

The Fund may also invest in Interest Only (“IO”) and Principal Only (“PO”) mortgage-backed securities. IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities.  IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.

PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.

Zero-Coupon and Pay-In-Kind Bonds (Applies to Green Bond)

The Fund may invest in zero-coupon bonds.  A zero-coupon bond is a security that has no cash coupon payments.  Instead, the issuer sells the security at a substantial discount from its maturity value.  The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price.  The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated.  However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.  Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis.  When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

The Fund may invest in pay-in-kind bonds.  Pay-in-kind (“PIK”) bonds are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period.  PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds (Applies to Green Bond)

The Fund may invest in convertible bonds.  Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio.  Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

While the Fund intends to invest primarily in debt securities, it may invest in convertible bonds.  While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions.  In such cases, the Fund may consider convertible bonds to gain exposure to such markets.

Leveraged Loans (Applies to Green Bond)

The Fund may invest in leveraged loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the net asset value (“NAV”) of the Fund. Although the loans in which the Fund will invest generally

Calvert Impact Fund, Inc.	21	SAI dated February 1, 2017 as Revised December 11, 2017

will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Many loans are not registered with the SEC or any state securities commission and are not often rated by any NRSRO. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected.

Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning counterparty. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the counterparty that is selling the participation. In the event of the insolvency of the counterparty selling a participation, the Fund may be treated as a general creditor of the counterparty and may not benefit from any set-off between the counterparty and the borrower.

Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund’s investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.

Trust Preferred Securities (Applies to Green Bond)

The Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike traditional preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.

Calvert Impact Fund, Inc.	22	SAI dated February 1, 2017 as Revised December 11, 2017

Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.

ADDITIONAL RISK DISCLOSURE

Financial Markets Risk

Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Funds.  The Adviser generally will take these and other economic conditions into consideration when making investment decisions for a Fund and will seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that the Adviser will be successful in doing so.

Cybersecurity Risk

With the increased use of technologies by Fund service providers, such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s investment adviser or administrator, principal underwriter and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Operational Risk

A Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Calvert Impact Fund, Inc.	23	SAI dated February 1, 2017 as Revised December 11, 2017

Borrowing for Temporary Purposes

A Fund may borrow for temporary purposes (to finance the purchase or sale of securities for prompt delivery or finance the redemption of shares). The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangements. The Fund is limited on how much it may borrow under the credit arrangements. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under the credit arrangements are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lender may have the right to cause a liquidation of Fund assets and, if any such default is not cured, the lender may be able to control the liquidation as well. Credit arrangements are subject to annual renewal, which cannot be assured. If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs. Because the Fund is a party to joint credit arrangements, it may be unable to borrow some or all of its requested amounts at any particular time. Borrowings involve additional expense to the Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund, except as otherwise indicated below, has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

1.	Small-Cap may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
2.	No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby); provided that Global Energy Solutions will invest more than 25% of its total assets in the sustainable energy solutions industry; and provided that Global Water will invest more than 25% of its total assets in the water industry.
3.	No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of a Fund’s total assets (including the amount borrowed).
4.	No Fund may underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.
5.	No Fund may invest directly in commodities or real estate, although Small-Cap may invest in financial futures, and a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
6.	No Fund may lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the Securities and Exchange Commission (“SEC”) staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

A Fund may invest up to 10% of its net assets in reverse repurchase agreements.

For purposes of a Fund’s investment restrictions and diversification status, the determination of the “issuer” of any obligation, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.

Nonfundamental Investment Restrictions

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Calvert Impact Fund, Inc.	24	SAI dated February 1, 2017 as Revised December 11, 2017

Small-Cap:

1.	Under normal circumstances, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies.
2.	The Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.
3.	The Fund may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.
4.	The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.
5.	The Fund may not invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of the Fund’s net assets.
6.	The Fund may not invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York Stock Exchange or the NYSE Alternext).
7.	The Fund may not purchase illiquid securities if more than 15% of the Fund’s net assets would be invested in such securities.
8.	The Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund’s total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.
9.	The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.
10.	The Fund may not purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 25% of the value of the Fund’s net assets.
11.	The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.
12.	With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

Note that with respect to the investment restriction on short sales, the Fund has no current intention of making short sales or maintaining short positions.

Global Energy Solutions and Global Water:

1.	The Fund will invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. (Global Energy Solutions only)
2.	The Fund will invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or are significantly involved in water related services or technologies. (Global Water only)
3.	The Funds may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Funds’ respective total assets. The Funds will not make any purchases of securities if borrowing exceeds 5% of total assets of the applicable Fund.
4.	The Funds may not invest more than 15% of their respective net assets in illiquid securities. The Funds may buy and sell securities outside the U.S. that are not registered with the Securities and Exchange Commission or marketable in the U.S.
5.	The Funds may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on future contracts.
6.	The Funds may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.
7.	The Funds may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.
Calvert Impact Fund, Inc.	25	SAI dated February 1, 2017 as Revised December 11, 2017

8.	The Funds may not write, purchase or sell puts, calls or combinations thereof except that the Funds may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and a Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options.
9.	With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, a Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.
10.	The Funds may not purchase or retain securities issued by companies for the purpose of exercising control.

Green Bond

1.	The Fund will invest, under normal circumstances, at least 80% of its assets (including borrowings for investment purposes) in bonds.
2.	The Fund will not make any purchases of securities if borrowing exceeds 15% of total assets.
3.	The Fund may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund’s net asset value.
4.	The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectuses and this SAI, as each may from time to time be amended.
5.	The Fund may not effect short sales of securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of managing the duration of the Fund’s portfolio. Such short sales shall be “covered” with an equivalent amount of high quality, liquid securities. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.
6.	The Fund may not purchase securities on margin, except (1) for use of short-term credit necessary for clearance of purchases and sales of portfolio securities and (2) it may make margin deposits in connection with futures contracts or options on futures or other permissible investments.
7.	The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities.
8.	With respect to Fundamental Investment Restriction (2) regarding borrowing, the Fund will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation. In order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired.

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

Calvert Impact Fund, Inc.	26	SAI dated February 1, 2017 as Revised December 11, 2017

The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction if: (a) the shareholder’s social security number or other taxpayer identification number (“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; (c) the Fund’s identifying CUSIP number; and (d) cost basis information for shares acquired on or after January 1, 2012.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. In addition, for individual investors, some dividends may be identified as “qualified dividend income” and be eligible for the reduced federal tax rate.

Many states do not tax the portion of a Fund’s dividends that is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.

If Global Energy Solutions or Global Water has more than 50% of its total assets invested in foreign securities at fiscal year end, then that Fund is eligible to pass through any applicable foreign tax credits to its shareholders under Section 853 of the Code.

NET ASSET VALUE

The public offering price of the shares of each Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge).  A Fund’s net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class. The net asset value fluctuates based on the respective market values of a Fund’s investments. The net asset value per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In calculating net asset value, the Fund follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as “trade date plus one” or “T + 1 accounting”. Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. The Calvert funds generally do not accept investments from residents of the European Union or Switzerland, although may do so to the extent that the Calvert funds may be lawfully offered in a relevant jurisdiction (including at the initiative of the investor) and as described in an appendix to the Balanced, Bond and Equity Fund SAI. Fund shares are continuously offered through financial intermediaries which have entered into agreements with the principal underwriter. Fund shares are sold at the public offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the financial intermediaries responsible for selling Fund shares. The sales charge table for Class A shares in the Prospectus

Calvert Impact Fund, Inc.	27	SAI dated February 1, 2017 as Revised December 11, 2017

is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

In connection with employer sponsored retirement plans, a Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant. However, such account will be subject to the right of redemption by each Fund as described below.

Class I Share Purchases.  Class I shares are available for purchase by clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares also are offered to investment and institutional clients of Calvert and its affiliates; certain persons affiliated with Calvert and its affiliates; current and retired members of Calvert Fund Boards; employees of Calvert and its affiliates and such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.

Waiver of Investment Minimums.  For classes other than Class R6 (if applicable), in addition to waivers described in the Prospectus, minimum investment amounts are waived for current and retired members of Calvert Fund Boards, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Calvert, its affiliates and other investment advisers and sub-advisers to the Calvert family of funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent and in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof).

Suspension of Sales. The Trust or Corporation, as applicable may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions and the volume of sales and redemptions of shares. The Class A and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust or Corporation, as applicable reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. No CDSC or redemption fees, if applicable, will be imposed with respect to such involuntary redemptions.

As disclosed in the Prospectus, the Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, the Fund expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Any redemption in-kind would be made in accordance with policies adopted by the Fund, which allow the Fund to distribute securities pro rata or as selected by the investment adviser or sub-adviser, if applicable.

The Fund participates in a joint credit facility arrangement with other Calvert funds and may borrow amounts available thereunder for temporary purposes, such as meeting redemptions. See “Additional Risk Disclosure - Borrowing for Temporary Purposes” herein.

Calvert Impact Fund, Inc.	28	SAI dated February 1, 2017 as Revised December 11, 2017

As noted above, each Fund may pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of securities. All requests for redemptions in-kind must be in good order. Provided the redemption request is received by the Fund not later than 12:00 p.m. (Eastern Time) on the day of the redemption, the Fund may in its discretion, if requested by a redeeming shareholder, provide the redeeming shareholders with an estimate of the securities to be distributed. Any difference between the redemption value of the distributed securities and the value of the Fund shares redeemed will be settled in cash. Securities distributed in a redemption in-kind would be valued pursuant to the Fund’s valuation procedures and selected by the investment adviser or sub-adviser, if applicable. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.

The Funds do not issue share certificates. Shares are electronically recorded. If you are redeeming or exchanging shares represented by certificates previously issued by a Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the ex-dividend date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information.  A Fund’s net asset value per share is normally rounded to two decimal places. In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to financial intermediaries which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain financial intermediaries whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to financial intermediaries. The principal underwriter may allow, upon notice to all financial intermediaries with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such financial intermediaries may be deemed to be underwriters as that term is defined in the 1933 Act.

Purchases at Net Asset Value. Class A shares may be sold at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform; current and retired members of Calvert Fund Boards; to clients (including custodial, agency, advisory and trust accounts) and current and former Directors, officers and employees of Calvert Research and Management, its affiliates and other investment advisers and sub-advisers of Calvert sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to HSAs (Health Savings Accounts) and to employer sponsored retirement plans and trusts used to fund those plans, (3) to officers and employees of the Fund’s custodian and transfer agent, and (4) direct purchases of shares by accounts where no financial intermediary is specified. Class A shares may also be sold at net asset value to registered representatives and employees of financial intermediaries. Class A shares are also offered at NAV to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the financial intermediary involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.

Calvert Impact Fund, Inc.	29	SAI dated February 1, 2017 as Revised December 11, 2017

CDSC Waiver. CDSCs will be waived in connection with redemptions from employer sponsored retirement plans or individual retirement accounts to satisfy required minimum distributions by applying the rate required to be withdrawn under the applicable rules and regulations of the IRS to the balance of shares in your account. CDSCs will also be waived in connection with returning excess contributions made to individual retirement accounts.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Calvert fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the statement and purchased during the 13-month period will be included toward the completion of the statement. If you make a statement of intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A statement of intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the statement.

If the amount actually purchased during the 13-month period is less than that indicated in the statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the statement of intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. Shareholders will not receive a lower sales charge if total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the statement. If the sales charge rate changes during the 13-month period, all shares purchased or charges assessed after the date of such change will be subject to the then applicable sales charge.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of shares owned by the shareholder. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Share purchases eligible for the right of accumulation are described under “Sales Charges” in the Prospectus. For any such discount to be made available at the time of purchase a purchaser or his or her financial intermediary must provide the principal underwriter (in the case of a purchase made through a financial intermediary) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

DIRECTORS AND OFFICERS

The Board of Directors supervises that Fund’s activities and reviews its contracts with companies that provide it with services.  Business information about the Directors and Officers as well as information regarding the experience, qualifications, attributes and skills of the Directors is provided below.  Independent Directors refers to those Directors who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Independent Directors
RICHARD L. BAIRD, JR. 1948	Director	2005	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
ALICE GRESHAM BULLOCK 1950	Chair and Director	2016	Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).	37	None
CARI M. DOMINGUEZ 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
Calvert Impact Fund, Inc.	30	SAI dated February 1, 2017 as Revised December 11, 2017

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
JOHN G. GUFFEY, JR. 1948	Director	2005	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).	37	Calvert Impact Capital Inc. Calvert Ventures, LLC
MILES D. HARPER, III 1962	Director	2000	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram), (November 1999 - September 2014).	37	Bridgeway Funds (14) (asset management)
JOY V. JONES 1950	Director	2000	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation
ANTHONY A. WILLIAMS 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37

Freddie Mac

Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)

Weston Solutions, Inc. (environmental services)

Bipartisan Debt Reduction Task Force

Chesapeake Bay Foundation

Catholic University of America

Urban Institute (research organization)

Interested Director
JOHN H. STREUR* 1960	Director & President	2015	President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Executive Officer Elect of Calvert Investments, Inc. (October 2014 – January 2015); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	37

Portfolio 21 Investments, Inc. (asset management)(through October 2014)

Managers Investment Group LLC (asset management)(through January 2012)

The Managers Funds (asset management) (through January 2012)

Managers AMG Funds (asset management) (through January 2012)

Calvert Impact Capital Inc.

Calvert Impact Fund, Inc.	31	SAI dated February 1, 2017 as Revised December 11, 2017

Principal Officers who are not Directors

Name and Year of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
HOPE BROWN 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).
MAUREEN A. GEMMA 1960	Secretary and Vice President	2016	Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.
JAMES F. KIRCHNER 1967	Treasurer	2016	Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.

The address of the Directors and Ms. Brown is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. The address of Ms. Gemma and Mr. Kirchner is Two International Place, Boston, Massachusetts 02110. As of December 31, 2016, the Directors and Officers as a group owned less than 1% of the outstanding shares of each Fund.

Directors’ Ownership of Fund Shares

The Directors owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2016:

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Richard L. Baird, Jr.(2)	Alice Gresham Bullock(2)(3)	Cari M. Dominguez(2)(3)	John G. Guffey, Jr.(2)	Miles D. Harper, III(2)	Joy V. Jones(2)	John H. Streur(1)	Anthony A. Williams(2)(3)
Small-Cap Fund	Over $100,000	None	None	$50,001 - $100,000	None	None	None	None
Global Energy Solutions Fund	None	None	None	$10,001 - $50,000	$1 - $10,000	$1 - $10,000	None	None
Global Water Fund	None	None	None	$10,001 - $50,000	$1 - $10,000	$10,001 - $50,000	None	None
Green Bond Fund	$10,001 - $50,000	None	None	$10,001 - $50,000	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Calvert Family of Funds	Over $100,000	None	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None
(1)	Interested Director.
(2)	Independent Director.
(3)	Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors of the Corporation effective December 23, 2016.
Calvert Impact Fund, Inc.	32	SAI dated February 1, 2017 as Revised December 11, 2017

Director Compensation Table

The fees and expenses of the Directors of the Corporation are paid by the Fund (and other series of the Corporation). (A Board member who is a member of the Calvert organization receives no compensation from the Corporation.) During the fiscal year ended September 30, 2016, the Directors of the Corporation earned the following compensation in their capacities as Board members from the Corporation. For the year ended December 31, 2016, the Board members earned the following compensation in their capacities as members of the Calvert Fund Boards(1):

Source of Compensation	Richard L. Baird, Jr.	Alice Gresham Bullock	Cari M. Dominguez	John G. Guffey, Jr.	Miles D. Harper, III	Joy V. Jones	Anthony A. Williams
Corporation(2)	$11,138(3)	$6,987	$6,252	$9,783(4)	$9,783(5)	$9,783(6)	$6,252
Corporation and Fund Complex(1)	$157,051	$95,000(7)	$85,000	$138,529(8)	$77,968(9)	$78,471(10)	$85,000(11)
(1)	As of February 1, 2017, the Calvert fund complex consists of 37 registered investment companies. Mmes. Bullock and Dominiguez and Mr. Williams began serving as Directors of the Corporation effective December 23, 2016, and thus the compensation figures listed for the Corporation and Corporation and Fund Complex are estimated based on amounts each would have received if they had been Directors for the full fiscal year ended September 30, 2016 and for the full calendar year ended December 31, 2016.
(2)	The Corporation consisted of 4 Funds as of September 30, 2016.
(3)	Includes $918 of deferred compensation.
(4)	Includes $1,114 of deferred compensation.
(5)	Includes $9,783 of deferred compensation.
(6)	Includes $5,811 of deferred compensation.
(7)	Includes $9,500 of deferred compensation.
(8)	Includes $13,862 of deferred compensation.
(9)	Includes $77,968 of deferred compensation.
(10)	Includes $46,608 of deferred compensation.
(11)	Includes $8,500 of deferred compensation.

Board Structure

The Board has appointed a noninterested Director to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Ms. Gresham Bullock serves as Chair of the Board as an “independent” Board member.

The Funds’ Audit Committees approve and recommend to their respective Boards the approval of independent public accountants to conduct the annual audit of each applicable Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the Fund’s annual audit; and reviews the performance of, and fees charged by, the independent public accountants for professional services.  In addition, the Audit Committees meet with each Fund’s independent public accountants and representatives of Fund management, as applicable, to review accounting activities and areas of financial reporting and control. The following individuals are members of the Board’s Audit Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mses. Gresham Bullock, Dominguez, and Jones. Mr. Harper has been designated as the Audit Committee Financial Expert.

The Governance Committee of each of the Funds addresses matters of fund governance, including policies on Trustee compensation and on Board and committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee -- e.g., the initiation and consideration of nominations for the appointment or election of independent Trustees of the Boards, as applicable. When identifying and evaluating prospective nominees for vacancies on the Board, the Committee reviews all recommendations in the same manner, including those received from shareholders. The Committee determines if the prospective nominee meets the specific qualifications set forth in the Committee’s charter, and any other qualifications deemed to be important by the Committee.

The Board believes that diversity is an important attribute of a well-functioning board. The Governance Committee is responsible for advising the Board upon request on matters of diversity, including race, gender, culture, thought, and geography; and for recommending, as necessary, measures contributing to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise. In the process of searching for qualified persons to serve on the Board, the Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Committee may retain an executive search firm to help meet the Committee’s diversity objective as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain

Calvert Impact Fund, Inc.	33	SAI dated February 1, 2017 as Revised December 11, 2017

a diverse Board, the Committee may: (i) develop recruitment protocols that seek to include diverse candidates in any director/trustee search. These protocols should take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers; (ii) strive to use the current network of organizations and trade groups that may help identify diverse candidates; and (iii) periodically review director/trustee recruitment and selection protocols so that diversity remains a component of any director/trustee search. The Committee shall, as it deems appropriate, periodically review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise, and diversity, including racial and gender diversity, required for the Board to fulfill its duties. The following individuals serve as members of the Consolidated Board’s Governance Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mses. Gresham Bullock, Dominguez, and Jones.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Funds, the Adviser and other service providers to the Funds have implemented various processes, procedures and controls intended to identify and address risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board of Directors exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Directors requires management of the Adviser and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. Each Board and each Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives regular reports from the Adviser on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities.  The Board also receives reports from the Funds’ primary service providers regarding their operations as they relate to the Funds.

Advisory Council. The Board of Trustees has established an Advisory Council to aid the Board and CRM, as the Funds’ investment adviser, in advancing the cause of responsible investing through original scholarship and thought leadership.  The current members of the Council are John Streur, President and Chief Executive Officer of CRM, and the following four individuals who are not affiliated with CRM: Rebecca L. Adamson, Terrence J. Mollner, Rev. Dr. Sydney Amara Morris, and D. Wayne Silby. Each of Messrs. Mollner and Silby, Ms. Adamson and Rev. Dr. Morris receive annual compensation of $75,000 in their capacities as members of the Advisory Council.  Calvert Investment Management, Inc. (“CIM”), the former investment adviser to Funds, and Ameritas Holding Company, CIM’s parent company, have agreed to reimburse the Funds for this annual compensation, and to bear certain additional expenses of the Advisory Council not to exceed an aggregate amount of $300,000, in each case through the end of 2019.  Any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board shall be borne by the Funds.

INVESTMENT ADVISER

The Funds’ Investment Adviser is Calvert Research and Management (“CRM” or the “Adviser”), a subsidiary of Eaton Vance Management (“Eaton Vance”) which is a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company.

Under the Investment Advisory Agreement with respect to the Funds, the Adviser provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board of Directors. The Adviser provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Directors who are employees of the Adviser or its affiliates. Each Fund pays all expenses other than those expressly assumed by CRM, including, among other things, fees paid to the investment adviser pursuant to the investment advisory agreement; legal and audit expenses; fees and expenses related to the registration and qualification of each Fund and distribution of its shares under federal and state securities laws; compensation of the administrator; fees, expenses, and disbursements of transfer agents, registrars, custodians, dividend disbursing agents, and shareholder servicing agents for all services to the Funds; compensation and expenses of the Directors, who are not members of CRM’s organization; brokerage commissions and other expenses

Calvert Impact Fund, Inc.	34	SAI dated February 1, 2017 as Revised December 11, 2017

associated with the purchase, holding, and sale of portfolio securities; taxes and interest; all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares; expenses of preparing, typesetting, printing, and distributing prospectuses of the Corporation; insurance expenses; and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Corporation to indemnify its Directors and officers with respect thereto.

Under the Investment Advisory Agreement, for its services, the Adviser receives an annual fee, payable monthly, of 0.68% of Small-Cap’s average daily net assets; 0.75% of Global Energy Solutions’ average daily net assets; 0.75% of the first $250 million of Global Water’s average daily net assets and 0.70% of all assets above $250 million; and 0.30% of Green Bond’s average daily net assets. This investment advisory fee includes the cost of evaluating investments according to a Fund’s responsible investment criteria. The Adviser reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services.

Prior to December 31, 2016, Calvert Investment Management, Inc. (“CIM”) served as investment adviser to the Funds and received an annual fee, payable monthly at the same rates as noted above, except for services provided to Calvert Small-Cap Fund, CIM received 0.70% of average daily net assets and for services provided to Calvert Global Energy Solutions Fund, CIM received 0.95% of average daily net assets. The following chart shows the investment advisory fees paid to CIM by the Funds for the past three fiscal years:

	2014	2015	2016
Small-Cap	$1,459,355	$1,726,888	$1,893,748
Global Energy Solutions	$1,017,591	$915,159	$897,417
Global Water	$3,901,700	$5,002,256	$3,484,984
Green Bond	$47,972	$114,125	$194,643

Expenses. The Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser and administrator or the principal underwriter). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. Pursuant to the Multiple Class Plan for Calvert Funds, Fund expenses are allocated to each class on a pro rata basis, except that distribution and service fees and fees payable in connection with the Administrative Services Agreement are allocated exclusively to the class that incurs them

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the prospectus of the Fund, is provided below.

A. Other Accounts Managed by Portfolio Managers of the Funds

The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager and assets are shown in millions of dollars.

SMALL-CAP

Christopher Madden, CFA

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	5
Total Assets of All Accounts	$2,625.5	$0	$43.7
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Jade Huang

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	0
Total Assets of All Accounts	$2,625.5	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0
Calvert Impact Fund, Inc.	35	SAI dated February 1, 2017 as Revised December 11, 2017

Michael D. McLean*

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	3	2	7
Total Assets of All Accounts	$258.0	$56.5	$178.1
Number of Accounts Paying a Performance Fee	0	0	1
Total Assets of Accounts Paying a Performance Fee	$0	$0	$83.6

J. Griffith Noble*

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	3	2	7
Total Assets of All Accounts	$258.0	$56.5	$178.1
Number of Accounts Paying a Performance Fee	0	0	1
Total Assets of Accounts Paying a Performance Fee	$0	$0	$83.6

GLOBAL ENERGY SOLUTIONS

Christopher Madden, CFA

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	5
Total Assets of All Accounts	$2,625.5	$0	$43.7
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Jade Huang

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	0
Total Assets of All Accounts	$2,625.5	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Thomas C. Seto*

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	30	12	12,347
Total Assets of All Accounts	$22,092.8(1)	$3,546.1	$63,490.8(2)
Number of Accounts Paying a Performance Fee	0	0	2
Total Assets of Accounts Paying a Performance Fee	$0	$0	$1,155.3
(1)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of September 30, 2016 are reflected in the table.
(2)	For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program.
Calvert Impact Fund, Inc.	36	SAI dated February 1, 2017 as Revised December 11, 2017

GLOBAL WATER

Christopher Madden, CFA

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	5
Total Assets of All Accounts	$2,625.5	$0	$43.7
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Jade Huang

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	8	0	0
Total Assets of All Accounts	$2,625.5	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Thomas C. Seto*

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	30	12	12,347
Total Assets of All Accounts	$22,092.8(1)	$3,546.1	$63,490.8(2)
Number of Accounts Paying a Performance Fee	0	0	2
Total Assets of Accounts Paying a Performance Fee	$0	$0	$1,155.3
(1)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as September 30, 2016 are reflected in the table.
(2)	For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program.

GREEN BOND

Vishal Khanduja, CFA

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	14	0	0
Total Assets of All Accounts	$5,634.8	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

Brian S. Ellis, CFA

Accounts Managed as of September 30, 2016	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of All Accounts	9	0	0
Total Assets of All Accounts	$4,761.9	$0	$0
Number of Accounts Paying a Performance Fee	0	0	0
Total Assets of Accounts Paying a Performance Fee	$0	$0	$0

* Messrs. McLean and Noble began serving as Portfolio Managers of Small-Cap Fund on December 31, 2016. Mr. Seto began serving as a Portfolio Manager of Global Energy Solutions Fund and Global Water Fund on December 31, 2016.

Calvert Impact Fund, Inc.	37	SAI dated February 1, 2017 as Revised December 11, 2017

B. Potential Conflict of Interest in Managing a Fund and Other Accounts

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable over time to all interested persons. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution. The conflicts and policies herein do not purport to be a complete list or explanation of the conflicts or policies associated with such financial or other interests the Adviser may have now or in the future.

The Adviser operates proprietary indexes (each, an “Index”) based on research and other information developed by the Adviser. In addition, the Adviser manages accounts (including the Funds) using the same or substantially similar Adviser research. The operation of the Indexes, the Funds and other accounts in this manner may give rise to potential conflicts of interest, which may effect the management of the Funds and such accounts. For example, the Funds may engage in purchases and sales of securities (including securities included in an Index) at different times prior to, during, or after the time in which an Index is being reconstituted. The Indexes are reconstituted periodically as described in the prospectus. The trading by the Funds and other accounts in securities that are part of an Index could impact the ability of the Adviser’s accounts that seeks to replicate the Index to so do in a timely manner. . From time to time, the Funds may be restricted or otherwise limited in trading in certain issuers in order to help ensure that accounts seeking to replicate an Index are able to do so.

C. Compensation of Portfolio Managers of the Funds

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Adviser or Sub-Adviser (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Funds” above.

Compensation Structure for CRM. Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is

Calvert Impact Fund, Inc.	38	SAI dated February 1, 2017 as Revised December 11, 2017

measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

D. Securities Ownership of Portfolio Managers of the Funds

With respect to each Portfolio Manager identified in the prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of September 30, 2016 in the Fund(s) managed by that individual.  The securities were valued as of September 30, 2016 for each Fund.

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Small-Cap	CRM	Christopher Madden, CFA	$1 - $10,000
		Jade Huang	$1 - $10,000
		Michael D. McLean	None
		J. Griffith Noble	None
Global Energy Solutions	CRM	Christopher Madden, CFA	None
		Jade Huang	None
		Thomas C. Seto	None
Global Water	CRM	Christopher Madden, CFA	$1 - $10,000
		Jade Huang	None
		Thomas C. Seto	None
Green Bond	CRM	Vishal Khanduja, CFA	None
		Brian S. Ellis, CFA	None

ADMINISTRATIVE SERVICES

As indicated in the Prospectus, CRM serves as administrator of each Fund. Each Fund is authorized to pay CRM an annual fee for providing administrative services to the Fund as described in the Prospectus. Under each Agreement, CRM has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Prior to December 31, 2016, Calvert Investment Administrative Services (“CIAS”), served as each Fund’s administrative services agent. For providing such services prior to February 1, 2016, CIAS received an annual administrative fee payable monthly (as a percentage of average daily net assets) as follows:

	Class A and C (if any)	Class I
Small- Cap	0.25%	0.10%
Global Energy Solutions	0.35%	0.15%
Global Water	0.35%	0.15%
Green Bond	0.20%	0.10%
Calvert Impact Fund, Inc.	39	SAI dated February 1, 2017 as Revised December 11, 2017

Effective February 1, 2016, the administrative fee for each share class of each Fund was 0.12% (as a percentage of average daily net assets) payable monthly, with a contractual waiver of 0.02% (2 basis points) of the administrative fee for Class I shares of Small-Cap Fund and Green Bond Fund through January 31, 2018.

The following chart shows the administrative fees paid to CIAS by the Funds for the past three fiscal years:

	2014	2015	2016*
Small-Cap	$441,654	$508,998	$402,059
Global Energy Solutions	$373,981	$336,529	$182,684
Global Water	$1,538,200	$2,006,694	$864,257
Green Bond	$20,806	$59,471	$84,720

* During the year ended September 30, 2016, CIAS voluntarily waived $40,257, $35,523, $161,926 and $4,601 of the administrative fee for Small-Cap Fund, Global Energy Solutions Fund, Global Water Fund and Green Bond Fund, respectively.

METHOD OF DISTRIBUTION

Effective December 31, 2016, Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110 is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Funds. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the members of the Board (including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is a direct, wholly-owned subsidiary of EVC. Prior to December 31, 2016 Calvert Investment Distributors, Inc. (“CID”) served as distributor for the Funds.

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the “Plans”), which permit the Funds to pay certain expenses associated with the distribution of shares and shareholder servicing. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders and for compensation to broker/dealers, underwriters, and salespersons.

Each Fund’s Plans were approved by the Board of Directors, including the Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. In establishing the Plans, the Directors considered various factors including the anticipated amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including through economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the Independent Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is annually approved by: (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.

As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by a Fund as part of the annual operating expenses).  In addition to these payments, the Adviser, principal underwriter and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Adviser, principal underwriter and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers.  The Adviser does not use Fund brokerage to compensate broker/dealers for the sale of Fund shares.

Calvert Impact Fund, Inc.	40	SAI dated February 1, 2017 as Revised December 11, 2017

Total Plan Expenses paid to CID by the Funds for the fiscal year ended September 30, 2016 were:

	Class A	Class C
Small-Cap	$405,049	$171,186
Global Energy Solutions	$174,455	$138,685
Global Water	$688,697	$714,813
Green Bond	$64,522	N/A

Based on information previously provided by CID, for the fiscal year ended September 30, 2016, the Funds’ Plan expenses for Classes A and C were spent for the following purposes:

Small-Cap	Class A	Class C
Compensation to broker/dealers	$395,927	$123,757
Compensation to sales personnel	$3,709	$0
Advertising	$359	$0
Printing and mailing of prospectuses to other than current shareholders	$45	$0
Compensation to underwriters	$0	$47,429
Other	$5,009	$0

Global Energy Solutions	Class A	Class C
Compensation to broker/dealers	$174,455	$116,396
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$22,289
Other	$0	$0

Global Water	Class A	Class C
Compensation to broker/dealers	$688,697	$606,180
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$108,633
Other	$0	$0

Green Bond	Class A	Class C
Compensation to broker/dealers	$62,495	N/A
Compensation to sales personnel	$858	N/A
Advertising	$266	N/A
Printing and mailing of prospectuses to other than current shareholders	$6	N/A
Compensation to underwriters	$0	N/A
Other	$897	N/A

Class A shares of each Fund (except Green Bond) are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over*	0.00%	0.00%	0.00%

Calvert Impact Fund, Inc.	41	SAI dated February 1, 2017 as Revised December 11, 2017

Class A shares of Green Bond are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over*	0.00%	0.00%	0.00%*

*Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a CDSC of 0.80%.  (See “Choosing a Share Class” in the Prospectus).

EVD receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers.  Based on information previously provided by CID, the aggregate amount of sales charges (gross underwriting commissions) and for Class A only, the net amount retained by CID (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year	2014		2015		2016
Class A	Gross	Net	Gross	Net	Gross	Net
Small-Cap	$78,426	$38,477	$69,251	$36,333	$72,053	$38,294
Global Energy Solutions	$96,479	$58,045	$83,604	$52,027	$50,294	$31,050
Global Water	$705,523	$566,856	$325,014	$227,661	$113,790	$73,783
Green Bond	$8,468	$6,716	$29,951	$16,998	$27,730	$19,484

Class C	2014	2015	2016
Small-Cap	$625	$983	$1,972
Global Energy Solutions	$2,618	$4,072	$1,547
Global Water	$15,328	$31,257	$8,944

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank & Trust Company, N. A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. Effective January 1, 2018, BFDS will be known as DST Asset Manager Solutions, Inc. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends. For these services, BFDS receives a fee based on the number of shareholder accounts and transactions.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Under the agreement, EVM provides: (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services. For the services it provides, EVM receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Prior to December 31, 2016, Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., served as shareholder servicing agent and received an aggregate annual fee equal to $8.00 per account. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

The following chart shows the shareholder servicing fees paid to CIS by the Funds for the past three fiscal years:

	2014	2015	2016
Small-Cap	$67,981	$64,124	$67,160
Global Energy Solutions	$70,942	$66,803	$64,067
Global Water	$97,430	$131,976	$117,477
Green Bond	$529	$2,995	$5,778

Calvert Impact Fund, Inc.	42	SAI dated February 1, 2017 as Revised December 11, 2017

PORTFOLIO TRANSACTIONS

Each Fund’s Adviser place orders with broker-dealers for the Fund’s portfolio transactions.  Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds’ Adviser makes investment decisions and select brokers and dealers under the direction and supervision of the Board of Directors.

Broker/dealers who execute portfolio transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Adviser’s obligation to seek best execution.  The Funds have adopted a policy that prohibits the Adviser from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

Based on information previously provided by CIM, for the last three fiscal years, total brokerage commissions paid were as follows:*

	2014	2015	2016
Small-Cap	$140,922	$98,740	$670,608
Global Energy Solutions	$115,110	$149,015	$151,728
Global Water	$788,170	$880,492	$516,742
Green Bond	$545	$0	$$1,342

* Brokerage commissions data provided prior to fiscal year 2016 do not include commissions charged for effecting derivatives transactions, such as futures trading.

The increase in brokerage commissions for Small-Cap Fund in 2016 was due to increased trading activity.

None of the Funds paid any brokerage commissions to affiliated persons during any of the last three fiscal years.

The Funds’ Adviser selects brokers on the basis of best execution.  In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Adviser, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Adviser that such research services will be used for the benefit of the Funds as well as other Calvert funds and accounts managed by the Adviser.

Based on information previously provided by CIM, for the fiscal year ended September 30, 2016, the Adviser allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Small-Cap	$429,498,520	$376,417
Global Energy Solutions	N/A	N/A
Global Water	N/A	N/A
Green Bond	N/A	N/A

Calvert Impact Fund, Inc.	43	SAI dated February 1, 2017 as Revised December 11, 2017

As of September 30, 2016, the following Funds held securities of their “regular broker-dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below.

Fund	Broker/Dealer	Amount
Small-Cap	None	N/A
Global Energy Solutions	None	N/A
Global Water	None	N/A
Green Bond	Bank of America	$2,375,681
	Morgan Stanley	$1,248,176
	Citigroup	$559,815
	JP Morgan	$452,754

The portfolio turnover rates for the last two fiscal years were as follows:

	2015	2016
Small-Cap	59%	150%
Global Energy Solutions	99%	89%
Global Water	110%	103%
Green Bond	444%	243%

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION

The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of the Fund. See the Prospectus for information on disclosure made in filings with the SEC. Pursuant to the Policies, information about portfolio holdings of the Fund may also be disclosed as follows:

•	Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser, or an affiliate of the investment adviser (including portfolio managers and, the portfolio manager of any account that invests in the fund), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the Prospectus; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement. To the extent applicable to a Calvert fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and S&P Global Ratings), analytical service providers engaged by the investment adviser (Advent, Barclays, Bloomberg L.P., Evare, FactSet, McMunn Associates, Inc., MSCI/Barra, Morningstar, and The Yield Book, Inc.), proxy evaluation vendors (Institutional Shareholder Servicing Inc.), compliance service providers (Charles River Systems), pricing services (WM Company Reuters Information Services, FT Interactive Data Corp., JJ Kenny and Bloomberg), which receive information as needed to price a particular holding, translation services, third-party reconciliation services, lenders under Fund credit facilities (State Street Bank), consultants and other product evaluators (Morgan Stanley Smith Barney LLC, HC Asset Management) and, for purposes of facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers and mortgage-backed securities dealers). These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged. If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter. Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board. In addition to the foregoing, disclosure of portfolio holdings may be made to a Fund’s investment adviser as a seed investor in a fund, in order for the adviser or its parent to satisfy certain reporting obligations and reduce its exposure to market risk factors associated with any such seed investment. Also, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
Calvert Impact Fund, Inc.	44	SAI dated February 1, 2017 as Revised December 11, 2017

•	Historical portfolio holdings information: From time to time, a Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously. In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Calvert website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

Neither the Fund, the investment adviser, any sub-adviser nor the principal underwriter will receive any monetary or other consideration in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Fund CCO. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between Fund shareholders and its investment adviser, any sub-adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting. The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

PERSONAL SECURITIES TRANSACTIONS

The Funds, the Adviser, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards of the Adviser as defined in the rule when dealing with the public. The Code of Ethics permits the associated personnel of Calvert Impact Fund, Inc. to invest in securities that may be purchased or held by a Fund. The Code of Ethics contains certain conditions such as preclearance of personal securities transactions and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE

Proxy Voting Policy. Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines of the Calvert funds. The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between any of the Funds and those of the Funds’ Adviser or its affiliates. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-368-2745, and (2) on the SEC’s website at http://www.sec.gov.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of the Funds should send the communication to the attention of the Funds’ Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
Two International Place
Boston, MA 02110

All communications should state the specific Calvert fund to which the communication relates.  After reviewing the communication, the Funds’ Secretary will forward the communication to the Board of Directors.

In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years.  Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Director. A shareholder wishing to recommend to the Governance Committee a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.

Calvert Impact Fund, Inc.	45	SAI dated February 1, 2017 as Revised December 11, 2017

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Funds’ Board of Directors, the communication should be specifically addressed to such individual Director or Committee and sent in care of the Funds’ Secretary at the address above.  Communications to individual Directors or to a Committee sent in care of the Funds’ Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP serves as the independent registered public accounting firm for the Funds. State Street Bank & Trust Company, N.A., serves as custodian of the Funds’ investments. The custodian has no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Each Fund is a diversified series of Calvert Impact Fund, Inc., an open-end management investment company organized as a Maryland corporation on August 10, 2000. Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Small Cap, Global Energy Solutions, and Global Water each offer three separate classes of shares: Class A, Class C and Class I. Green Bond offers two separate classes of shares: Class A and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.

Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

At January 13, 2017, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of a Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Fund Name
Name and Address	% of Ownership
Small-Cap
American Enterprise Investment Serv	7.79% of Class A
Minneapolis, MN
Calvert Distributors FBO DC 529	6.98% of Class A
Plan Single Option
Washington, DC
Pershing LLC	6.66% of Class A
Jersey City, NJ
Calvert Moderate Allocation Fund	20.81% of Class I
Bethesda, MD
Wells Fargo Clearing Services LLC	13.46% of Class I
Special Custody Acct For the Exclusive Benefit of Customers
St. Louis, MO
Calvert Impact Fund, Inc.	46	SAI dated February 1, 2017 as Revised December 11, 2017

Name and Address	% of Ownership
National Financial Ser Corp	11.66% of Class I
For the Exclusive Benefit of Our Customers
Jersey City, NJ
Calvert Aggressive Allocation Fund	11.58% of Class I
Bethesda, MD
Pershing, LLC	9.31% of Class I
Jersey City, NJ
Calvert Conservative Allocation Fund	7.92% of Class I
Bethesda, MD
Charles Schwab & Co. Inc.	7.88% of Class I
Reinvest Acct
San Francisco, CA
Mori & Co	5.72% of Class I
Kansas City, MO

Fund Name
Name and Address	% of Ownership
Global Energy Solutions
Pershing LLC	11.16% of Class A
Jersey City, NJ
American Enterprise Investment Serv	10.00% of Class A
Minneapolis, MN
Charles Schwab & Co. Inc.	7.99% of Class A
Reinvest Account
San Francisco, CA
Pershing LLC	12.43% of Class C
Jersey City, NJ
MLFP&S	11.79% OF Class C
For the Sole Benefit of its Customers
Jacksonville, FL
Wells Fargo Clearing Services LLC	9.00% of Class C
For the Exclusive Benefit of Customers
St. Louis, MO
American Enterprise Investment Serv	8.96% of Class C
Minneapolis, MN
LPL Financial	5.05% of Class C
Omnibus Customer Account
San Diego, CA
Wells Fargo Clearing Services LLC	47.66% of Class I
For the Exclusive Benefit of Customers
St. Louis, MO
TIAA-CREF Trust Co.	19.09% of Class I
Retirement Plans for Which TIAA Acts as Recordkeeper
St. Louis, MO
Nationwide Trust Company FSB	11.13% of Class I
Columbus, OH
Lutheran Community Foundation	5.64% of Class I
Minneapolis, MN
Calvert Impact Fund, Inc.	47	SAI dated February 1, 2017 as Revised December 11, 2017

Fund Name
Name and Address	% of Ownership
Global Water
American Enterprise Investment Serv	17.01% of Class A
Minneapolis, MN
Pershing, LLC	12.22% of Class A
Jersey City, NJ
Charles Schwab & Co., Inc.	11.43% of Class A
Reinvest Acct
San Francisco, CA
MLPF&S	5.12% of Class A
For the Sole Benefit of Its Customers
Jacksonville, FL
MLPF&S	16.27% of Class C
For the Sole Benefit of Its Customers
Jacksonville, FL
Wells Fargo Clearing Services LLC	11.62% of Class C
Special Custody Account for the Exclusive Benefit of Customers
St. Louis, MO
American Enterprise Investment Serv	11.13% of Class C
Minneapolis, MN
Pershing, LLC	10.31% of Class C
Jersey City, NJ
LPL Financial	7.57% of Class C
Omnibus Customer Account
San Diego, CA
Charles Schwab & Co., Inc.	6.07% of Class C
Special Custody Account FBO Customers
San Francisco, CA
Raymond James	6.07% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL
Wells Fargo Clearing Services LLC	52.98% of Class I
For the Exclusive Benefit of Our Customers
St. Louis, MO
National Financial Ser Corp	28.32% of Class I
For the Sole Benefit of Our Customers
Jersey City, NJ
TIAA-CREF Trust Co.	10.42% of Class I
Retirement Plans for Which TIAA Acts as Recordkeeper
St. Louis, MO

Calvert Impact Fund, Inc.	48	SAI dated February 1, 2017 as Revised December 11, 2017

Fund Name
Name and Address	% of Ownership
Green Bond
Charles Schwab & Co.	38.33% of Class A
Special Custody Acct for the Benefit of Customers
San Francisco, CA
Pershing, LLC	6.89% of Class A
Jersey City, NJ
American Enterprise Investment Serv	5.90% of Class A
Minneapolis, MN
Charles Schwab & Co.	42.15% of Class I
Reinvest. Acct.
San Francisco, CA
Ameritas Holding Company	40.09% of Class I
Lincoln, NE
Foliofn Investments Inc.	10.91% of Class I
McLean, VA
Pershing, LLC	6.30% of Class I
Jersey City, NJ

Beneficial owners of 25% of more of a Class of the Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of a Class of a fund as of such date.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its annual report to shareholders and are incorporated by reference into this SAI. A copy of each annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information and the reports of the independent registered public accounting firm for the Funds and the Portfolios listed below for the fiscal year ended September 30, 2016, as previously filed electronically with the SEC:

Calvert Small-Cap Fund
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Calvert Green Bond Fund
(Accession No. 0001121624-16-000170)

Calvert Impact Fund, Inc.	49	SAI dated February 1, 2017 as Revised December 11, 2017

Appendix A

GLOBAL PROXY VOTING GUIDELINES
FOR CALVERT FAMILY OF FUNDS

I.       INTRODUCTION

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

Long-Term Value. Responsible, healthy companies focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.
As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

Calvert Impact Fund, Inc.	50	SAI dated February 1, 2017 as Revised December 11, 2017

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Funds’ Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.

II. CORPORATE GOVERNANCE

A.       Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Calvert Impact Fund, Inc.	51	SAI dated February 1, 2017 as Revised December 11, 2017

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.
•	The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.
•	The Fund advisor will support proposals seeking to separate the positions of Chair of
•	the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.
•	The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.
•	The Fund advisor may oppose individual directors who serve as members of the nominating committee and have failed to establish gender and/or racial diversity as a factor in new board member searches.
•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.
•	The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.
•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.
•	The Fund advisor will oppose directors when the company’s poison pill has a “dead- hand” or “modified dead-hand” feature.
•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.
•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.
•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.
•	The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.
•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

Calvert Impact Fund, Inc.	52	SAI dated February 1, 2017 as Revised December 11, 2017

•	The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.
•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.
•	The Fund advisor will oppose excessive awards of stock or stock options to directors.

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, the Fund advisor will vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.
•	The Fund advisor will oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.
Calvert Impact Fund, Inc.	53	SAI dated February 1, 2017 as Revised December 11, 2017

Proxy Contests/Proxy Access – Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders

•	The Fund advisor will vote case-by-case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) Nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) stock ownership positions.
•	The Fund advisor will vote case-by-case for individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.
•	The Fund advisor will support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.
•	The Fund advisor will support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non- binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.
•	The Fund advisor will vote on a case-by-case basis proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.
Calvert Impact Fund, Inc.	54	SAI dated February 1, 2017 as Revised December 11, 2017

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners – whom directors are supposed to represent – are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support management and shareholder proposals that grant shareowner access to the proxy ballot.
•	The Fund advisor will examine and vote on a case-by-case basis proposals that create threshold targets for a shareowner access to the proxy ballot with respect to factors including the ownership threshold and the holding period duration.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.
•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners – often a majority of shareowners – to exercise influence over the governance of the corporation.

This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

•	The Fund advisor will ordinarily oppose proposals to create dual classes of stock.

However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•	The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when the advisor determines that the independence of the auditor may be compromised.
•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.
•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).
•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
Calvert Impact Fund, Inc.	55	SAI dated February 1, 2017 as Revised December 11, 2017

In a number of countries companies routinely appoint internal statutory auditors.

•	The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

•	The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.
•	The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.
•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.
•	The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis- à-vis the rights of major shareholders.
•	The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.
•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.
•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

•	The Fund advisor will vote on a case-by-case basis on bylaw changes affecting shareholders’ litigation rights.

B.       Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Calvert Impact Fund, Inc.	56	SAI dated February 1, 2017 as Revised December 11, 2017

Disclosure of CEO, Executive, Board and Employee Compensation

•	The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.
•	The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

•	The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).
•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.
•	The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company's executive officers' compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.
•	The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation or Proposed Sale

This type of proposal concerns specific advisory votes on "golden parachute" arrangements for Named Executive Officers (NEOs) that are required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

•	The Fund advisor will vote case-by-case on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with NEOs rather than focusing primarily on new or extended arrangements.

Equity Plans for Non-Employee Directors

•	The Fund advisor will vote case-by-case on compensation plans for non-employee directors, based on:
•	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
•	The company’s three-year burn rate relative to its industry/market cap peers; and
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Shareholder Ratification of Director Pay Program

•	The Fund advisor will apply the following framework to U.S. ratification of non-employee director pay programs and will vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on:
•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•	An assessment of the following qualitative factors:
•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.

Compensation Committee

•	The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.
Calvert Impact Fund, Inc.	57	SAI dated February 1, 2017 as Revised December 11, 2017

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.
•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.
•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.
•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.
•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing is submitted for shareholder approval.
•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.
•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.
•	The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.
•	The Fund advisor will vote case-by-case when plan features include discretional vesting authority.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report, including any proposals that address gender pay gap.

Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.
•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

•	The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.
•	The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.
•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.
Calvert Impact Fund, Inc.	58	SAI dated February 1, 2017 as Revised December 11, 2017

C.       Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.
•	The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.
•	The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•	The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings ("IPOs"). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•	The Fund advisor will generally oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.
•	The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
•	The Fund advisor will review on case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).
Calvert Impact Fund, Inc.	59	SAI dated February 1, 2017 as Revised December 11, 2017

•	The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
•	The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti- takeover device.

•	The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.
•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.       Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

Calvert Impact Fund, Inc.	60	SAI dated February 1, 2017 as Revised December 11, 2017

•	The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.
•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.       Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•	The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
•	The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.
•	The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change Mitigation

Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•	The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.
•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.
•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.

Climate Change Adaptation

Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.
•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.
Calvert Impact Fund, Inc.	61	SAI dated February 1, 2017 as Revised December 11, 2017

Chemical and Other Global Sustainability Concerns

In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.
•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.
•	The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.
•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•	The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.
•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Land-Use Change / Biodiversity Conservation / GMOs

Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•	The Fund advisor will support proposals requesting greater transparency on companies biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.
•	The Fund advisor will support proposals requesting greater transparency on companies land-use changes including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.
•	The Fund advisor will support proposals requesting greater transparency on companies GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, and products’ end of life, and associated risks.

Hydraulic Fracturing

Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations.” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it

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would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

C.       Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.
•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.
•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.
•	The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.
•	The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to
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report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.
•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.
•	The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.       International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•	The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.
•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.
•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.
•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.
•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.
•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.
•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.
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Internet Surveillance/Censorship and Data Security

Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet. For instance, governments may use an ICT company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•	The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•	The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.
•	The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•	The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.
•	The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.       Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed

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consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•	The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.
•	The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.
•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.

F.       Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.
•	The Fund advisor will ordinarily support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals. Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals. In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products. These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals. Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support proposals asking companies to disclose product ingredients.
•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.
•	The Fund advisor will ordinarily support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.
•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects as well as to eliminate cruel product testing methods.
•	The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.
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Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.
•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.       Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.       Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.
•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
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Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.       Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.
•	The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.
•	The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.       Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

IV. CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor or its affiliates on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of at least two members of the Fund Board not affiliated with the Fund advisor will be immediately convened to determine how the proxy should be voted.

Adopted September 2000

Approved March 2017

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Appendix B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: S&P Global Ratings (“S&P”))

Bonds

AAA: An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor’s inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

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LONG-TERM OBLIGATION RATINGS (source: Moody’s Investors Service)

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS (source: Moody’s Investors Service)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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